UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05542

Name of Fund: BlackRock Income Trust, Inc. (BKT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Income Trust, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2009

Date of reporting period: 08/31/2009

Item 1 –	Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE   LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Annual Report AUGUST 31, 2009

BlackRock Core Bond Trust (BHK)
BlackRock Corporate High Yield Fund V, Inc. (HYV)
BlackRock Corporate High Yield Fund VI, Inc. (HYT)
BlackRock High Income Shares (HIS)
BlackRock High Yield Trust (BHY)
BlackRock Income Opportunity Trust, Inc. (BNA)
BlackRock Income Trust, Inc. (BKT)
BlackRock Strategic Bond Trust (BHD)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	AUGUST 31, 2009

Dear Shareholder

The past 12 months reveal two distinct economic and market backdrops — one of extreme investor pessimism and decided weakness, and another of increased optimism amid growing signs of recovery. The start of the period was characterized by the former. September through December 2008 saw the surge of the economic storm that sparked the worst recession in decades. The months featured, among others, the infamous collapse of Lehman Brothers, uniformly poor economic data and plummeting investor confidence that resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March before embarking on a rally that resulted in strong year-to-date returns for all major indexes. June saw a brief correction, though it appeared to be induced more by profit-taking and portfolio rebalancing than by a change in the economic outlook. The experience in international markets was similar to that in the United States. Notably, emerging markets staged a strong comeback in 2009 as these areas of the globe have generally seen a stronger acceleration in economic activity.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but more recently, ongoing concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields higher. At the same time, relatively attractive yields and distressed valuations among non-Treasury assets, coupled with a more favorable macro environment, drew in sidelined investors and triggered a sharp recovery in these sectors. This was particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. The municipal bond market enjoyed strong returns in 2009 as well, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Moreover, the Build America Bond program has alleviated supply pressures, creating a more favorable technical environment. In particular, August marked the municipal market’s best monthly performance in more than 20 years, as the asset class has regained year-to-date all that was lost during 2008.

Overall, results for the major benchmark indexes were mixed. Higher-risk assets (i.e., equities and high yield bonds) and Treasuries reflected a bifurcated market, while less-risky fixed income investments posted stable, modest returns.

Total Returns as of August 31, 2009	6-month	12-month

US equities (S&P 500 Index)	40.52%	(18.25)%

Small cap US equities (Russell 2000 Index)	48.25	(21.29)

International equities (MSCI Europe, Australasia, Far East Index)	53.47	(14.95)

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(1.61)	6.77

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.95	7.94

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.61	5.67

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.31	7.00

* Formerly a Merrill Lynch Index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We invite you to visit www.blackrock.com/funds for our most current views on the economy and financial markets. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2009	BlackRock Core Bond Trust

Investment Objective

BlackRock Core Bond Trust (BHK) (the “Trust”) seeks to provide high current income with the potential for capital appreciation.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 11.76% based on market price and 5.28% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of 11.92% on a market price basis and 5.72% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s longer duration compared to its Lipper peers detracted from performance as rates rose (prices decreased) during the 12 months. The Trust benefited from its allocation to both spread index sectors, including investment-grade credit and high yield, as well as non-index sectors, such as commercial mortgage-backed and asset-backed securities, which collectively outperformed government sectors during 2009. The Trust also benefited from an increase in leverage during the second half of the year. The Trust employed leverage during the period, which generally detracted from performance in 2008 when markets declined sharply, but helped in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Yield on Closing Market Price as of August 31, 2009 ($11.98)[1]	6.21%
Current Monthly Distribution per Common Share[2]	$0.062
Current Annualized Distribution per Common Share[2]	$0.744
Leverage as of August 31, 2009[3]	18%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents reverse repurchase agreements and the loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$11.98	$11.51	4.08%	$12.07	$7.66
Net Asset Value	$12.56	$12.81	(1.95)%	$13.08	$10.41

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	8/31/09	8/31/08

Corporate Bonds	42%	47%
U.S. Government Sponsored Agency Securities	20	20
Non-Agency Mortgage-Backed Securities	17	13
U.S. Treasury Obligations	12	8
Asset-Backed Securities	4	9
Foreign Agency Obligations	2	1
Taxable Municipal Bonds	2	—
Preferred Securities	1	2

Credit Quality Allocations[4]

	8/31/09	8/31/08

AAA/Aaa[5]	43%	54%
AA/Aa	9	9
A	17	13
BBB/Baa	12	12
BB/Ba	8	3
B	5	6
CCC/Caa	5	2
Not Rated	1	1

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[5]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

4	ANNUAL REPORT	AUGUST 31, 2009

Trust Summary as of August 31, 2009	BlackRock Corporate High Yield Fund V, Inc.

Investment Objective

BlackRock Corporate High Yield Fund V, Inc. (HYV) (the “Trust”) seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by S&P) or are unrated securities of comparable quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 8.59% based on market price and (3.83)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (2.57)% on a market price basis and (10.55)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust maintained relatively defensive sector positioning and relatively low levels of leverage (less than 20%). On balance, that positioning benefited the Trust relative to its more highly levered Lipper competitors, although returns would have been higher over the trailing six-month period had the Trust maintained a higher leverage balance. The Trust maintains a 17% position in floating rate loan interests; this detracted from results as these securities underperformed high yield corporate bonds over the last 12 months. During the period, the Trust moved from a larger cash and short-term investment balance to a balance of less than 2%, which has benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	HYV
Initial Offering Date	November 30, 2001
Yield on Closing Market Price as of August 31, 2009 ($9.32)[1]	11.27%
Current Monthly Distribution per Common Share[2]	$0.0875
Current Annualized Distribution per Common Share[2]	$1.0500
Leverage as of August 31, 2009[3]	14%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$9.32	$10.15	(8.18)%	$10.29	$4.56
Net Asset Value	$9.71	$11.94	(18.68)%	$11.94	$6.52

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/09	8/31/08

Corporate Bonds	81%	83%
Floating Rate Loan Interests	17	14
Common Stocks	2	2
Preferred Securities	—	1

Credit Quality Allocations[4]

	8/31/09	8/31/08

AA/Aa	1%	1%
BBB/Baa	5	4
BB/Ba	31	26
B	37	54
CCC/Caa	20	13
CC/Ca	3	—
D	1	—
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2009	5

Trust Summary as of August 31, 2009	BlackRock Corporate High Yield Fund VI, Inc.

Investment Objective

BlackRock Corporate High Yield Fund VI, Inc. (HYT) (the “Trust”) seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by S&P) or are unrated securities of comparable quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 10.09% based on market price and (4.03)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (2.57)% on a market price basis and (10.55)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust maintained relatively defensive sector positioning and relatively low levels of leverage (less than 20%). On balance, that positioning benefited the Trust relative to its more highly levered Lipper competitors, although returns would have been higher over the trailing six-month period had the Trust maintained a higher leverage balance. The Trust maintains a 16% position in floating rate loan interests; this detracted from results as these securities underperformed high yield corporate bonds over the last 12 months. During the period, the Trust moved from a larger cash and short-term investment balance to a balance of less than 1%, which has benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Yield on Closing Market Price as of August 31, 2009 ($9.47)[1]	11.09%
Current Monthly Distribution per Common Share[2]	$0.0875
Current Annualized Distribution per Common Share[2]	$1.0500
Leverage as of August 31, 2009[3]	15%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$9.47	$10.14	(6.61)%	$10.28	$4.50
Net Asset Value	$9.68	$11.89	(18.59)%	$11.89	$6.48

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/09	8/31/08

Corporate Bonds	82%	83%
Floating Rate Loan Interests	16	14
Common Stocks	2	2
Preferred Securities	—	1

Credit Quality Allocations[4]

	8/31/09	8/31/08

A	1%	—
BBB/Baa	5	5%
BB/Ba	27	26
B	41	54
CCC/Caa	25	13
Not Rated	1	2

[4]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	AUGUST 31, 2009

Trust Summary as of August 31, 2009	BlackRock High Income Shares

Investment Objective

BlackRock High Income Shares (HIS) (the “Trust”) seeks to provide high current income and to a lesser extent capital appreciation, by investing in a diversified portfolio of below investment grade securities.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 4.47% based on market price and (3.01)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (2.57)% on a market price basis and (10.55)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust maintained relatively defensive sector positioning and relatively low levels of leverage (less than 20%). On balance, that positioning benefited the Trust relative to its more highly levered Lipper competitors, although returns would have been higher over the trailing six-month period had the Trust maintained a higher leverage balance. The Trust maintains a 13% position in floating rate loan interests; this detracted from results as these securities underperformed high yield over the last 12 months. During the period, the Trust moved from a larger cash and short-term investment balance to a balance of less than 2%, which has benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	HIS
Initial Offering Date	August 10, 1988
Yield on Closing Market Price as of August 31, 2009 ($1.68)[1]	9.43%
Current Monthly Distribution per Common Share[2]	$0.0132
Current Annualized Distribution per Common Share[2]	$0.1584
Leverage as of August 31, 2009[3]	15%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$1.68	$1.88	(10.64)%	$1.92	$0.83
Net Asset Value	$1.85	$2.23	(17.04)%	$2.24	$1.27

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/09	8/31/08

Corporate Bonds	85%	86%
Floating Rate Loan Interests	13	11
Preferred Stocks	1	3
Common Stocks	1	—

Credit Quality Allocations[4]

	8/31/09	8/31/08

BBB/Baa	4%	4%
BB/Ba	33	23
B	32	52
CCC/Caa	24	16
C	2	—
D	1	—
Not Rated	4	5

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2009	7

Trust Summary as of August 31, 2009	BlackRock High Yield Trust

Investment Objective

BlackRock High Yield Trust (BHY) (the “Trust”) seeks to provide high current income and to a lesser extent capital appreciation, by investing in a diversified portfolio of below investment grade securities.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 9.81% based on market price and (5.30)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (2.57)% on a market price basis and (10.55)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The Trust maintained relatively defensive sector positioning and relatively low levels of leverage (less than 20%). On balance, that positioning benefited the Trust relative to its more highly levered Lipper competitors, although returns would have been higher over the trailing six-month period had the Trust maintained a higher leverage balance. The Trust maintains a 13% position in floating rate loan interests; this detracted from results as these securities underperformed high yield over the last 12 months. During the period, the Trust moved from a larger cash and short-term investment balance to a balance of less than 6%, which has benefited performance in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BHY
Initial Offering Date	December 23, 1998
Yield on Closing Market Price as of August 31, 2009 ($5.84)[1]	8.94%
Current Monthly Distribution per Common Share[2]	$0.0435
Current Annualized Distribution per Common Share[2]	$0.5220
Leverage as of August 31, 2009[3]	10%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$5.84	$5.96	(2.01)%	$6.03	$3.11
Net Asset Value	$5.78	$6.84	(15.50)%	$6.86	$4.06

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/09	8/31/08

Corporate Bonds	86%	88%
Floating Rate Loan Interests	13	11
Common Stocks	1	—
Preferred Securities	—	1

Credit Quality Allocations[4]

	8/31/09	8/31/08

BBB/Baa	4%	6%
BB/Ba	38	24
B	29	52
CCC/Caa	24	15
CC/Ca	1	—
D	1	—
Not Rated	3	3

[4]	Using the higher of S&P’s or Moody’s ratings.

8	ANNUAL REPORT	AUGUST 31, 2009

Trust Summary as of August 31, 2009	BlackRock Income Opportunity Trust, Inc.

Investment Objective

BlackRock Income Opportunity Trust, Inc. (BNA) (the “Trust”) seeks to provide current income and capital appreciation in a portfolio of primarily U.S. dollar-denominated securities.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 5.46% based on market price and 3.90% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of 11.92% on a market price basis and 5.72% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s longer duration compared to its Lipper peers detracted from performance as rates rose (prices decreased) during the 12 months. The Trust benefited from its allocation to both spread index sectors, including investment-grade credit and high yield corporate bonds, as well as non-index sectors, such as commercial mortgage-backed and asset-backed securities, which collectively outperformed government sectors during 2009. The Trust employed leverage during the period, which generally detracted from performance in 2008 when markets declined sharply, but helped in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNA
Initial Offering Date	December 20, 1991
Yield on Closing Market Price as of August 31, 2009 ($9.65)[1]	6.34%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Leverage as of August 31, 2009[3]	18%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents reverse repurchase agreements and the loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$9.65	$9.82	(1.73)%	$10.00	$5.00
Net Asset Value	$10.02	$10.35	(3.19)%	$10.57	$8.55

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	8/31/09	8/31/08

Corporate Bonds	36%	42%
U.S. Government Sponsored Agency Securities	21	18
Non-Agency Mortgage-Backed Securities	19	14
U.S. Treasury Obligations	14	11
Asset-Backed Securities	4	10
Capital Trusts	2	4
Taxable Municipal Bonds	2	—
Foreign Agency Obligations	2	1

Credit Quality Allocations[4]

	8/31/09	8/31/08

AAA/Aaa[5]	43%	55%
Aa/Aa	9	9
A	17	13
BBB/Baa	12	12
BB/Ba	8	3
B	5	6
CCC/Caa	5	2
Not Rated	1	—

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT	AUGUST 31, 2009	9

Trust Summary as of August 31, 2009	BlackRock Income Trust, Inc.

Investment Objective

BlackRock Income Trust, Inc. (BKT) (the “Trust”) seeks to provide high monthly income while preserving capital by investing in a portfolio of mortgage-backed securities.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 12.87% based on market price and 7.64% based on NAV. For the same period, the closed-end Lipper US Mortgage Funds category posted an average return of 6.61% on a market price basis and 1.66% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. As mortgage markets sold off during the first half of the reporting period, leverage generally detracted from performance, although the Trust’s low levels of leverage benefited performance relative to its Lipper peers. The Trust’s low leverage position subsequently became a relative detractor as spread sectors rallied during the second quarter of 2009. In most cases, cash in the portfolio is held for pending trade settlements, and therefore does not affect performance. During the second half of the reporting period, the Trust’s large allocation to US government sponsored agency mortgage-backed securities (“MBS”) helped performance. Allocations to non-agency MBS and commercial MBS also added to returns, as those sectors rallied during the second quarter of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Yield on Closing Market Price as of August 31, 2009 ($6.53)[1]	4.41%
Current Monthly Distribution per Common Share[2]	$0.024
Current Annualized Distribution per Common Share[2]	$0.288
Leverage as of August 31, 2009[3]	3%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents the loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$6.53	$6.07	7.58%	$6.54	$4.32
Net Asset Value	$7.12	$6.94	2.59%	$7.13	$6.38

The following unaudited chart shows the portfolio composition of the Trust’s long-term investments:

Portfolio Composition

	8/31/09	8/31/08

U.S. Government Sponsored Agency Securities	83%	74%
Non-Agency Mortgage-Backed Securities	9	18
U.S. Treasury Obligations	6	6
Asset-Backed Securities	2	2

Credit Quality Allocations[4]

	8/31/09	8/31/08

AAA/Aaa[5]	100%	100%

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

10	ANNUAL REPORT	AUGUST 31, 2009

Trust Summary as of August 31, 2009	BlackRock Strategic Bond Trust

Investment Objective

BlackRock Strategic Bond Trust (BHD) (the “Trust”) seeks total return through high current income and capital appreciation.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 15.34% based on market price and 3.99% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) posted an average return of (2.57)% on a market price basis and (10.55)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Unlike most other funds in its Lipper category, the Trust typically invests about 20% to 30% of its portfolio in investment-grade credit. This contributed to performance, particularly early in the period, when investment-grade issues outperformed high yield. Relatively conservative sector and credit positioning also were beneficial, as was a lack of leverage. The Trust maintains a 11% position in floating rate loan interests; this detracted from results as these securities underperformed high yield and corporate bonds over the last 12 months. During the period, the Trust moved from a larger cash and short-term investment balance to a balance of approximately 5%. Cash holdings generally helped performance in 2008 when markets declined sharply, but detracted in the rising market of 2009.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BHD
Initial Offering Date	February 26, 2002
Yield on Closing Market Price as of August 31, 2009 ($11.43)[1]	7.30%
Current Monthly Distribution per Common Share[2]	$0.0695
Current Annualized Distribution per Common Share[2]	$0.8340

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$11.43	$10.85	5.35%	$11.48	$6.25
Net Asset Value	$12.12	$12.76	(5.02)%	$12.81	$9.38

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond securities:

Portfolio Composition

	8/31/09	8/31/08

Corporate Bonds	87%	88%
Floating Rate Loan Interests	11	5
U.S. Treasury Obligations	—	4
Common Stocks	1	—
Preferred Securities	1	3

Credit Quality Allocations[3]

	8/31/09	8/31/08

AAA/Aaa	1%	—
AA/Aa	1	4%
A	18	18
BBB/Baa	16	18
BB/Ba	26	14
B	17	36
CCC/Caa	15	8
CC/Ca	3	—
D	1	—
Not Rated	2	2

[3]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2009	11

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trusts may utilize leverage through borrowings, including participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn the income based on long-term interest rates. In this case, the borrowing costs and interest expense is significantly lower than the income earned on the Trust’s long-term investments, and therefore each Trust’s shareholders is the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays interest expense on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ borrowings do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from borrowings.

The use of leverage may enhance opportunities for increased income to the Trusts and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes to each Trust’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Trust to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders of each Trust and may reduce income.

Under the Investment Company Act of 1940, the Trusts are permitted to borrow through a credit facility up to 33 1/3% of their total managed assets. As of August 31, 2009, the Trusts had outstanding leverage from borrowings and/or reverse repurchase agreements as a percentage of their total managed assets as follows:

Percent of Leverage

BHK	18%
HYV	14%
HYT	15%
HIS	15%
BHY	10%
BNA	18%
BKT	3%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts, swaps and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Trust’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trusts to sell or purchase portfolio securities at inopportune times or distressed values, may limit the amount of appreciation the Trusts can realize on an investment or may cause the Trusts to hold a security that they might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Countrywide Asset Backed Certificates, Series 2006-13 Class 3AV2, 0.42%, 1/25/37 (a)	USD	1,566	$1,022,789
Ford Credit Auto Owner Trust, Series 2009-A Class A3B, 2.77%, 5/15/13 (a)		5,780	5,930,714
Harley-Davidson Motorcycle Trust, Series 2005-2 Class A2, 4.07%, 2/15/12		731	740,793
Home Equity Asset Trust, Series 2007-2 Class 2A1, 0.38%, 7/25/37 (a)		457	420,228
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5 Class A3, 0.38%, 6/25/37 (a)		2,400	1,154,976
Nissan Auto Receivables Owner Trust, Series 2009-A Class A2, 2.94%, 7/15/11		1,730	1,751,895
SLM Student Loan Trust, Series 2008-5 (a):
Class A2, 1.60%, 10/25/16		3,200	3,228,897
Class A3, 1.80%, 1/25/18		810	820,085
Class A4, 2.20%, 7/25/23		2,180	2,225,080
Small Business Administration, Series 2003-P10B Class 1:
5.14%, 8/10/13		622	648,980
4.75%, 8/10/14		374	386,875

			18,331,312

Interest Only — 0.4%
Sterling Bank Trust, Series 2004-2 Class Note, 2.08%, 3/30/30 (b)		6,160	475,491
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		8,668	723,222

			1,198,713

Total Asset-Backed Securities — 5.8%			19,530,025

Corporate Bonds

Aerospace & Defense — 1.3%
Honeywell International, Inc., 5.70%, 3/15/37		975	1,045,918
Northrop-Grumman Corp., 7.88%, 3/01/26		960	1,204,555
United Technologies Corp.:
4.88%, 5/01/15 (c)		1,125	1,224,285
6.13%, 7/15/38		700	787,085

			4,261,843

Air Freight & Logistics — 0.6%
Park-Ohio Industries, Inc., 8.38%, 11/15/14		120	75,750
United Parcel Service, Inc., 6.20%, 1/15/38		1,650	1,866,523

			1,942,273

Airlines — 0.2%
American Airlines Pass Through Trust:
Series 1999-1, 7.32%, 4/15/11		115	113,275
Series 2001-02, 7.86%, 4/01/13		380	362,900
United Air Lines, Inc., 12.75%, 7/15/12		340	326,400

			802,575

Auto Components — 0.0%
Lear Corp., 8.75%, 12/01/16 (d)(e)		120	64,800

Automobiles — 0.2%
Ford Capital BV, 9.50%, 6/01/10		600	594,000

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39 (b)		1,475	1,871,430

Corporate Bonds	Par (000)		Value

Building Materials — 0.4%
Centex Corp., 5.13% due 10/01/2013	USD	1,490	$1,422,950

Building Products — 0.1%
CPG International I, Inc., 10.50%, 7/01/13		200	143,000
Masco Corp., 7.13%, 8/15/13		225	217,858

			360,858

Capital Markets — 1.1%
The Bank of New York Mellon Corp, 4.30%, 5/15/14		1,505	1,583,412
Credit Suisse:
5.50%, 5/01/14		575	617,982
5.30%, 8/13/19		300	303,541
Morgan Stanley:
0.79%, 1/09/12 (a)		190	183,685
6.25%, 8/28/17		875	902,184
Series F, 5.55%, 4/27/17		140	139,451

			3,730,255

Chemicals — 0.8%
American Pacific Corp., 9.00%, 2/01/15		250	225,625
Ames True Temper, Inc., 4.51%, 1/15/12 (a)		650	572,000
Huntsman International LLC, 7.88%, 11/15/14		265	235,850
Innophos, Inc., 8.88%, 8/15/14		885	858,450
NOVA Chemicals Corp.:
6.50%, 1/15/12		115	111,694
4.54%, 11/15/13 (a)		300	264,000
Olin Corp., 8.88%, 8/15/19		450	454,500

			2,722,119

Commercial Banks — 1.4%
DEPFA ACS Bank, 5.13%, 3/16/37 (b)		3,775	2,509,933
Eksportfinans A/S, 5.50%, 6/26/17		950	998,457
HSBC Bank USA NA, 5.88%, 11/01/34		775	768,222
HSBC Finance Corp., 6.50%, 5/02/36		300	309,376

			4,585,988

Commercial Services & Supplies — 1.2%
DI Finance Series B, 9.50%, 2/15/13		598	606,222
RSC Equipment Rental, Inc., 10%, 7/15/17 (b)		955	997,975
Scientific Games International, Inc., 9.25%, 6/15/19 (b)		925	948,125
Waste Services, Inc., 9.50%, 4/15/14		590	584,100
West Corp., 11%, 10/15/16		1,100	1,014,750

			4,151,172

Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
3.26%, 1/13/12 (a)		125	104,062
7.80%, 6/01/12		340	314,516
SLM Corp. Series A, 0.80%, 1/27/14 (a)		550	349,208

			767,786

Containers & Packaging — 1.6%
Ball Corp.:
7.13%, 9/01/16		270	270,000
7.38%, 9/01/19		270	269,325
Crown Americas LLC, 7.75%, 11/15/15		150	148,500
Graphic Packaging International, Inc.:
9.50%, 8/15/13		45	45,112
9.50%, 6/15/17 (b)		1,435	1,470,875
Impress Holdings BV, 3.63%, 9/15/13 (a)(b)		300	274,125

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Trust’s Schedule of Investments, the names of many of the securities have been abbreviated according to the following list:

GO	General Obligation Bonds
RB	Revenue Bonds

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	13

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Containers & Packaging (concluded)
Owens-Brockway Glass Container, Inc., 8.25%, 5/15/13	USD	1,500	$1,515,000
Pregis Corp., 12.38%, 10/15/13		545	490,500
Solo Cup Co., 10.50%, 11/01/13 (b)		770	808,500

			5,291,937

Diversified Financial Services — 2.8%
Bank of America Corp., 6.00%, 9/01/17 (c)		1,590	1,580,023
CIT Group, Inc.:
4.25%, 2/01/10		85	52,636
4.75%, 12/15/10		95	57,530
5.80%, 7/28/11		110	65,516
5.40%, 2/13/12		85	49,334
FCE Bank Plc, 7.13%, 1/16/12	EUR	650	843,321
General Electric Capital Corp.:
6.15%, 8/07/37	USD	4,150	3,799,881
5.88%, 1/14/38		177	157,124
6.88%, 1/10/39		135	133,890
JPMorgan Chase & Co.:
6.00%, 1/15/18		125	134,337
6.30%, 4/23/19		2,000	2,192,556
Structured Asset Repackaged Trust, 1.00%, 1/21/10		532	516,492

			9,582,640

Diversified Telecommunication Services — 6.3%
AT&T Inc.:
6.45%, 6/15/34		780	826,563
6.30%, 1/15/38		600	629,908
6.55%, 2/15/39		3,375	3,682,601
BellSouth Telecommunications, Inc., 7.62%, 12/15/95 (f)		1,700	990,383
Cincinnati Bell, Inc., 7.25%, 7/15/13		200	194,000
Comcast Cable Holdings LLC, 7.88%, 8/01/13		10	11,386
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		770	781,550
Qwest Communications International, Inc.:
7.50%, 2/15/14		60	57,900
Series B, 7.50%, 2/15/14		30	28,950
Qwest Corp., 3.88%, 6/15/13 (a)		470	434,750
Telecom Italia Capital SA:
4.95%, 9/30/14		1,075	1,109,488
6.00%, 9/30/34		1,550	1,475,958
Telefonica Emisiones SAU, 7.05%, 6/20/36		1,975	2,342,350
Telefonica Europe BV, 7.75%, 9/15/10		725	768,728
Verizon Communications, Inc.:
6.40%, 2/15/38		2,125	2,297,151
8.95%, 3/01/39		900	1,224,876
Verizon Global Funding Corp., 7.75%, 12/01/30		70	84,267
Verizon Maryland, Inc., Series B, 5.13%, 6/15/33		125	103,482
Verizon New Jersey, Inc.:
5.88%, 1/17/12		335	359,062
7.85%, 11/15/29		230	251,355
Verizon Virginia, Inc., Series A, 4.63%, 3/15/13 (c)		3,150	3,246,692
Windstream Corp.:
8.13%, 8/01/13		310	310,000
8.63%, 8/01/16		210	210,788

			21,422,188

Corporate Bonds	Par (000)		Value

Electric Utilities — 5.2%
Alabama Power Co., 6.00%, 3/01/39	USD	1,275	$1,410,659
Duke Energy Carolinas LLC:
6.10%, 6/01/37		315	347,266
6.00%, 1/15/38		825	917,794
E.ON International Finance BV, 6.65%, 4/30/38 (b)		1,525	1,739,134
EDP Finance BV, 6.00%, 2/02/18 (b)		1,125	1,213,377
Electricité de France SA, 6.95%, 1/26/39 (b)		1,400	1,709,711
Elwood Energy LLC, 8.16%, 7/05/26		107	94,000
Florida Power & Light Co., 4.95%, 6/01/35		950	931,763
Florida Power Corp.:
6.35%, 9/15/37		1,325	1,541,107
6.40%, 6/15/38		875	1,025,782
PacifiCorp., 6.25%, 10/15/37		575	655,820
Public Service Co. of Colorado, 6.25%, 9/01/37		1,200	1,378,094
Southern California Edison Co.:
5.63%, 2/01/36		625	664,376
Series 05-E, 5.35%, 7/15/35		125	127,929
Series 08-A, 5.95%, 2/01/38		1,075	1,200,126
The Toledo Edison Co., 6.15%, 5/15/37		350	355,393
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37		2,000	2,182,218

			17,494,549

Electronic Equipment, Instruments & Components — 0.1%
Sanmina-SCI Corp., 8.13%, 3/01/16		270	232,875

Energy Equipment & Services — 0.0%
North American Energy Partners, Inc., 8.75%, 12/01/11		45	41,400

Food & Staples Retailing — 1.2%
CVS Caremark Corp., 6.25%, 6/01/27		775	837,492
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		1,900	2,190,573
6.20%, 4/15/38		850	948,454

			3,976,519

Food Products — 0.7%
Kraft Foods, Inc., 7.00%, 8/11/37		1,455	1,683,831
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		800	816,000

			2,499,831

Gas Utilities — 0.1%
El Paso Natural Gas Co., 8.63%, 1/15/22		265	312,297

Health Care Equipment & Supplies — 0.2%
DJO Finance LLC, 10.88%, 11/15/14		860	825,600

Health Care Providers & Services — 0.2%
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		410	420,250
10.00%, 5/01/18		170	183,175

			603,425

Hotels, Restaurants & Leisure — 1.6%
American Real Estate Partners LP:
8.13%, 6/01/12		3,165	3,117,525
7.13%, 2/15/13		320	304,000
Circus and Eldorado Joint Venture, 10.13%, 3/01/12		1,000	825,000
Gaylord Entertainment Co., 6.75%, 11/15/14		150	126,375
Greektown Holdings, LLC, 10.75%, 12/01/13 (b)(d)(e)		315	67,725
Harrah’s Operating Co., Inc., 10.00%, 12/15/18 (b)		117	81,900
McDonald’s Corp., 5.70%, 2/01/39		825	872,576

			5,395,101

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Durables — 2.0%
Beazer Homes USA, Inc.:
8.38%, 4/15/12	USD	1,470	$1,109,850
8.13%, 6/15/16		210	130,200
4.63%, 6/15/24 (g)		205	169,125
Belvoir Land LLC, Series A-1, 5.27%, 12/15/47 (b)		350	234,962
D.R. Horton, Inc., 6.13%, 1/15/14		1,040	985,400
Irwin Land LLC (b):
Series A-1, 5.03%, 12/15/25		525	432,374
Series A-2, 5.40%, 12/15/47		1,500	1,010,760
KB Home:
6.38%, 8/15/11		95	94,050
9.10%, 9/15/17		545	555,900
Lennar Corp., Series B, 5.60%, 5/31/15		400	352,000
Ohana Military Communities LLC, Series 04I, 6.19%, 4/01/49 (b)		350	272,584
Pulte Homes, Inc., 5.20%, 2/15/15		310	282,100
Standard Pacific Corp.:
6.25%, 4/01/14		160	125,600
7.00%, 8/15/15		320	251,200
Toll Brothers Finance Corp.:
4.95%, 3/15/14		250	243,276
8.91%, 10/15/17		406	452,023

			6,701,404

Household Products — 0.3%
Kimberly-Clark, Corp., 6.63%, 8/01/37		850	1,031,612

IT Services — 1.1%
First Data Corp.:
9.88%, 9/24/15		260	222,300
11.25%, 3/31/16 (b)		4,210	3,220,650
iPayment, Inc., 9.75%, 5/15/14		240	154,800
iPayment Investors LP, 12.75%, 7/15/14 (b)(h)		1,023	255,713

			3,853,463

Independent Power Producers & Energy Traders — 0.8%
AES Eastern Energy LP, Series 99-B, 9.67%, 1/02/29		1,015	872,900
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,610	1,601,950
NRG Energy, Inc.:
7.25%, 2/01/14		50	48,625
7.38%, 2/01/16		10	9,562
TXU Corp., 5.55%, 11/15/14		195	125,355

			2,658,392

Industrial Conglomerates — 0.4%
Sequa Corp. (b):
11.75%, 12/01/15		690	434,700
13.50%, 12/01/15 (h)		1,877	980,754

			1,415,454

Insurance — 2.2%
Chubb Corp., 6%, 5/11/37		1,100	1,172,740
Hartford Life Global Funding Trusts (a):
0.80%, 9/15/09		925	924,706
0.81%, 6/16/14		425	314,891
MetLife, Inc., 5.70%, 6/15/35		1,525	1,520,022
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (b)		775	807,616
Monument Global Funding Ltd., 0.42%, 6/16/10 (a)(b)(c)		1,810	1,742,271
Prudential Financial, Inc.:
5.70%, 12/14/36		675	592,387
Series D, 5.90%, 3/17/36		500	442,249

			7,516,882

Corporate Bonds	Par (000)		Value

Leisure Equipment & Products — 0.5%
Brunswick Corp., 11.25%, 11/01/16 (b)	USD	1,750	$1,833,125

Machinery — 0.3%
AGY Holding Corp., 11.00%, 11/15/14		360	284,400
Accuride Corp., 8.50% due 2/01/2015 (d)(e)		265	53,000
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (b)		950	712,500

			1,049,900

Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (g)		900	654,750
Nakilat, Inc., Series A, 6.07%, 12/31/33 (b)		1,050	874,303
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		141	123,375

			1,652,428

Media — 4.1%
Affinion Group, Inc.:
10.13%, 10/15/13		695	690,656
10.13%, 10/15/13 (b)		615	611,156
Belo Corp., 6.75%, 5/30/13		190	165,300
CMP Susquehanna Corp., 4.75%, 5/15/14 (b)		52	1,040
Charter Communications Holdings II, LLC (d)(e):
10.25%, 9/15/10		590	655,637
Series B, 10.25%, 9/15/10		120	133,350
Charter Communications, Inc., 6.50%, 10/01/27 (d)(e)(g)		760	326,800
Comcast Cable Holdings LLC, 7.13%, 2/15/28		200	212,201
Comcast Corp.:
6.50%, 1/15/17		1,625	1,780,777
6.45%, 3/15/37		790	842,704
6.95%, 8/15/37		10	11,318
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17 (a)		823	312,740
Network Communications, Inc., 10.75%, 12/01/13		155	31,387
News America Holdings, Inc.:
7.70%, 10/30/25		825	862,951
8.45%, 8/01/34		625	693,731
News America, Inc., 7.63%, 11/30/28		985	1,021,018
Nielsen Finance LLC, 10.00%, 8/01/14		935	883,575
Rainbow National Services LLC (b):
8.75%, 9/01/12		200	202,000
10.38%, 9/01/14		943	985,435
TCI Communications, Inc., 7.88%, 2/15/26		610	697,303
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		1,200	1,092,000
Time Warner Cable, Inc., 7.30%, 7/01/38		930	1,052,266
Time Warner Cos., Inc.:
6.95%, 1/15/28		70	71,945
6.63%, 5/15/29		90	89,411
Time Warner, Inc.:
7.625%, 4/15/31		205	225,124
7.70%, 5/01/32		85	94,251

			13,746,076

Metals & Mining — 2.1%
Anglo American Capital Plc, 9.38%, 4/08/19 (b)		685	801,450
Drummond Co., Inc., 7.38%, 2/15/16 (b)		375	330,000
Falconbridge Ltd.:
6.00%, 10/15/15		825	784,832
6.20%, 6/15/35		1,250	1,025,045
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17		400	417,000
Novelis, Inc., 11.50%, 2/15/15 (b)		1,070	1,035,225
Steel Dynamics, Inc., 7.38%, 11/01/12		80	78,600
Teck Resources Ltd.:
10.25%, 5/15/16		510	563,550
10.75%, 5/15/19		1,970	2,243,337

			7,279,039

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	15

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Multi-Utilities — 0.5%
Energy East Corp., 6.75%, 7/15/36	USD	1,500	$1,652,479

Multiline Retail — 0.2%
Macy’s Retail Holdings, Inc., 5.88%, 1/15/13		410	386,595
The May Department Stores Co., 5.75%, 7/15/14		150	135,716

			522,311

Oil, Gas & Consumable Fuels — 6.6%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		485	485,000
Atlas Energy Operating Co. LLC, 12.13%, 8/01/17		1,655	1,746,025
Atlas Energy Resources LLC, 10.75%, 2/01/18 (b)		365	368,650
BP Capital Markets Plc, 3.13%, 3/10/12		1,270	1,310,423
Berry Petroleum Co., 8.25%, 11/01/16		140	124,600
Bill Barrett Corp., 9.88%, 7/15/16		395	410,800
Burlington Resources Finance Co., 7.40%, 12/01/31		875	1,018,273
Canadian Natural Resources Ltd.:
6.50%, 2/15/37		410	443,580
6.25%, 3/15/38		375	392,788
6.75%, 2/01/39		1,025	1,142,177
Conoco Funding Co., 7.25%, 10/15/31		125	147,939
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		535	572,623
ConocoPhillips Holding Co., 6.95%, 4/15/29		650	749,367
Devon Energy Corp., 7.95%, 4/15/32		625	776,519
EXCO Resources, Inc., 7.25%, 1/15/11		120	117,600
EnCana Corp.:
6.50%, 8/15/34		670	722,689
6.63%, 8/15/37		700	758,514
Encore Acquisition Co., 6.00%, 7/15/15		40	34,400
Forest Oil Corp., 7.25%, 6/15/19		220	206,800
Kinder Morgan, Inc., 6.50%, 9/01/12		190	193,325
MidAmerican Energy Co., 5.80%, 10/15/36		700	736,082
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		800	827,156
6.50%, 9/15/37		1,900	2,110,296
OPTI Canada, Inc., 8.25%, 12/15/14		410	266,500
Sabine Pass LNG LP, 7.50%, 11/30/16		330	267,300
Shell International Finance BV, 6.38%, 12/15/38		1,700	2,008,916
TEPPCO Partners LP, 6.13%, 2/01/13		695	745,849
Valero Energy Corp., 6.63%, 6/15/37		495	430,253
Whiting Petroleum Corp., 7.25%, 5/01/13		335	331,650
XTO Energy, Inc.:
6.75%, 8/01/37		1,925	2,110,926
6.375%, 6/15/38		900	942,075

			22,499,095

Paper & Forest Products — 1.9%
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		620	664,175
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,725	2,752,250
International Paper Co., 9.38%, 5/15/19		890	1,000,098
MeadWestvaco Corp., 6.85%, 4/01/12		670	716,808
NewPage Corp., 10.00%, 5/01/12		1,555	843,587
Verso Paper Holdings LLC, 11.50%, 7/01/14 (b)		555	543,900

			6,520,818

Pharmaceuticals — 2.6%
Eli Lilly & Co.:
3.55%, 3/06/12		600	627,948
5.55%, 3/15/37		2,275	2,395,848
Roche Holdings, Inc., 7.00%, 3/01/39 (b)		850	1,059,875
Schering-Plough Corp., 6.55%, 9/15/37		1,125	1,335,763
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,445	1,557,178
Wyeth:
6.00%, 2/15/36		675	736,691
5.95%, 4/01/37		925	1,007,328

			8,720,631

Corporate Bonds	Par (000)		Value

Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16	USD	100	$97,500

Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., 5.65%, 9/15/11		260	148,200

Road & Rail — 0.2%
Canadian National Railway Co., 6.25%, 8/01/34		350	396,513
The Hertz Corp., 8.88%, 1/01/14		130	124,475

			520,988

Software — 0.7%
BMS Holdings, Inc., 8.35%, 2/15/12 (a)(b)(h)		118	1,867
Oracle Corp., 5.75%, 4/15/18 (c)		2,225	2,441,711

			2,443,578

Specialty Retail — 0.7%
General Nutrition Centers, Inc.:
6.40%, 3/15/14 (a)		500	440,000
10.75%, 3/15/15		360	340,200
Lazydays RV Center, Inc., 11.75%, 5/15/12 (d)(e)		310	3,100
Michaels Stores, Inc., 11.38%, 11/01/16		90	77,400
Sonic Automotive, Inc., Series B, 8.63%, 8/15/13		1,800	1,521,000

			2,381,700

Textiles, Apparel & Luxury Goods — 0.0%
Quiksilver, Inc., 6.88%, 4/15/15		175	111,125

Wireless Telecommunication Services — 1.6%
Cricket Communications, Inc., 9.38%, 11/01/14		100	94,250
Digicel Group Ltd. (b):
8.88%, 1/15/15		240	214,200
9.13%, 1/15/15 (h)		560	493,500
MetroPCS Wireless, Inc., 9.25%, 11/01/14		60	58,875
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		770	689,150
Rogers Communications, Inc., 7.50%, 8/15/38		1,150	1,431,365
Sprint Capital Corp., 6.88%, 11/15/28		515	374,663
Vodafone Group Plc, 4.15%, 6/10/14 (c)		2,050	2,099,819

			5,455,822

Total Corporate Bonds — 57.4%			194,768,433

Foreign Agency Obligations

Israel Government AID Bond:
5.50%, 4/26/24		825	894,170
5.50%, 9/18/33		845	893,440
Italy Government International Bond, 5.38%, 6/15/33		455	469,924
Japan Finance Corp., 2.00%, 6/24/11		860	870,217
Kreditanstalt fuer Wiederaufbau, 3.50%, 3/10/14 (c)		2,775	2,871,240
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		115	121,626
Series E, 5.25%, 7/02/12		395	430,990
Series E, 4.38%, 1/15/13		250	264,538
Series E, 4.00%, 2/02/15		230	237,830
Province of Ontario Canada, 4.10%, 6/16/14		1,280	1,344,042
Royal Bank of Scotland Group Plc, 2.63%, 5/11/12 (b)		295	299,210

Total Foreign Agency Obligations — 2.6%			8,697,227

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations — 6.0%
Banc of America Funding Corp., Series 2007-2 Class 1A2, 6.00%, 3/25/37	USD	1,100	$495,295
Bear Stearns Adjustable Rate Mortgage, Series 2004-8 Class 14A1, 5.47%, 11/25/34 (a)		676	562,191
CS First Boston Mortgage Securities Corp., Series 2005-12 Class 6A1, 6.00%, 1/25/36		1,161	873,593
Countrywide Alternative Loan Trust:
Series 2005-64CB Class 1A15, 5.50%, 12/25/35		1,600	1,216,852
Series 2006-0A19 Class A1, 0.45%, 2/20/47 (a)		506	253,093
Series 2006-0A21 Class A1, 0.46%, 3/20/47 (a)		939	439,268
Series 2007-HY4 Class 4A1, 5.90%, 6/25/47 (a)		1,118	649,035
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5 Class 2A1, 0.47%, 4/25/46 (a)		391	193,773
Series 2007-10 Class A22, 6.00%, 7/25/37		970	737,444
Credit Suisse Mortgage Capital Certificates, Series 2007-1 Class 5A14, 6.00%, 2/25/37		817	613,873
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2006-0A1 Class A1, 0.47%, 2/25/47 (a)		327	161,245
GSR Mortgage Loan Trust:
Series 2005-AR4 Class 6A1, 5.25%, 7/25/35 (a)		616	548,436
Series 2006-4F Class 1A1, 5.00%, 5/25/36		1,040	859,376
Series 2006-AR1 Class 2A1, 5.17%, 1/25/36 (a)		942	637,293
Series 2007-4F Class 3A1, 6.00%, 7/25/37		1,162	955,774
Homebanc Mortgage Trust, Series 2006-2 Class A1, 0.45%, 12/25/36 (a)		912	444,452
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1 Class A4, 6.00%, 8/25/37		1,100	636,691
JPMorgan Mortgage Trust:
Series 2006-S3 Class 1A12, 6.50%, 8/25/36		1,145	849,878
Series 2007-S1 Class 2A22, 5.75%, 3/25/37		937	742,315
Series 2007-S2 Class 1A15, 6.75%, 6/25/37		1,110	894,503
Maryland Insurance Backed Securities Trust, Series 2006-1A Class, 5.55%, 12/10/65		2,500	875,000
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3 Class 3A1, 5.80%, 5/25/36 (a)(i)		923	568,355
Residential Funding Mortgage Securities I, Series 2007-S6 Class 1A16, 6.00%, 6/25/37		778	635,988
Structured Asset Securities Corp., Series 2002-AL1 Class A2, 3.45%, 2/25/32		1,902	1,367,226
WaMu Mortgage Pass-Through Certificates (a):
Series 2005-AR10 Class 1A3, 4.83%, 9/25/35		1,800	1,209,361
Series 2007-0A4 Class 1A, 1.82%, 5/25/47		474	225,109
Series 2007-0A5 Class 1A, 1.80%, 6/25/47		411	183,530
Wells Fargo Mortgage Backed Securities Trust:
Series 2006- Class 1A29, 6.00%, 8/25/36		792	668,267
Series 2006-3 Class A9, 5.50%, 3/25/36		723	629,601
Series 2007-10 Class 1A21, 6.00%, 7/25/37		745	574,495
Series 2007-8 Class 2A9, 6.00%, 7/25/37		783	651,740

			20,353,052

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities — 16.4%
Bank of America Commercial Mortgage, Inc., Series 2005-1 Class 4A, 5.14%, 11/10/42 (a)	USD	2,180	$2,211,104
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9 Class A2, 4.74%, 9/11/42		4,895	4,901,187
CS First Boston Mortgage Securities Corp., Series 2002-CP5 Class A2, 4.94%, 12/15/35		2,720	2,812,557
Citigroup Commercial Mortgage Trust, Series 2008-C7 Class A4, 6.30%, 12/10/49 (a)		1,370	1,209,935
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A Class A3, 5.09%, 7/10/37 (a)		960	937,595
First Union National Bank Commercial Mortgage:
Series 2001-C3 Class A3, 6.42%, 8/15/33		2,804	2,951,080
Series 2001-C4 Class A2, 6.22%, 12/12/33		2,265	2,376,207
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3 Class A2, 4.93%, 7/10/39		2,350	2,405,810
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1 Class A3, 5.86%, 10/12/35		2,140	2,246,905
Series 2004-CB8 Class A1A, 4.16%, 1/12/39 (b)		844	810,124
Series 2004-CBX Class A4, 4.53%, 1/12/37		2,180	2,171,186
JPMorgan Commercial Mortgage Finance Corp., Series 2000-C10 Class A2, 7.37%, 8/15/32 (a)		1,133	1,143,278
LB-UBS Commercial Mortgage Trust:
Series 2005-C5 Class A4, 4.95%, 9/15/30		4,375	3,989,109
Series 2007-C6 Class A4, 5.86%, 7/15/40 (a)		931	740,971
Merrill Lynch Mortgage Trust, Series 2004BPC1 Class A3, 4.47%, 10/12/41 (a)(i)		4,200	4,251,415
Morgan Stanley Capital I, Series 2005-T17 Class A4, 4.52%, 12/13/41		2,555	2,538,782
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1 Class A2, 7.52%, 12/18/09 (a)		1,281	1,288,343
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21 Class A3, 5.38%, 10/15/44 (a)		910	911,335
Series 2006-C25 Class A4, 5.93%, 5/15/43 (a)		1,190	1,106,287
Series 2006-C28 Class A2, 5.50%, 10/15/48 (k)		14,000	13,982,577
Series 2007-C33 Class A4, 6.10%, 2/15/51 (a)		995	794,461

			55,780,248

Total Non-Agency Mortgage-Backed Securities — 22.4%			76,133,300

	Beneficial
	Interest
Other Interests (l)	(000)

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		2	381

Total Other Interests — 0.0%			381

Preferred Securities

Capital Trusts

Capital Markets — 0.1%
Credit Suisse Guernsey Ltd., 5.86% (a)(m)		494	350,740

Commercial Banks — 0.4%
Barclays Bank Plc, 7.43% (a)(b)(m)		1,500	1,215,000

Electric Utilities — 0.2%
PECO Energy Capital Trust IV, 5.75%, 6/15/33		790	564,400

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	17

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

	Beneficial
	Interest
Capital Trusts	(000)		Value

Insurance — 1.0%
The Allstate Corp., 6.50%, 5/15/57 (a)	USD	1,950	$1,560,000
Lincoln National Corp., 6.05%, 4/20/67 (a)		675	421,875
Progressive Corp., 6.70%, 6/15/67 (a)		605	486,271
The Travelers Cos., Inc., 6.25%, 3/15/67 (a)		675	575,608
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)		675	526,500

			3,570,254

Total Capital Trusts — 1.7%			5,700,394

Preferred Stocks	Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0% (a)(b)(d)		12,033	—

Total Preferred Stocks — 0.0%			—

Total Preferred Securities — 1.7%			5,700,394

	Par
Taxable Municipal Bonds	(000)

County/City/Special District/School District — 0.4%
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		255	276,247
Leland Stanford Junior University, 4.25%, 5/01/16		435	441,795
Princeton University, 5.70%, 3/01/39		575	609,115

			1,327,157

State — 1.3%
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		550	566,263
State of California, GO, Taxable, Various Purpose 3, 5.45%, 4/01/15		2,300	2,408,008
State of Texas, GO, Build America Bonds Taxable (Municipal Government Guaranteed), 5.52%, 4/01/39		1,290	1,323,695

			4,297,966

Transportation — 0.3%
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		625	760,250
Port Authority of New York & New Jersey, RB, Consolidated, 159, 6.04%, 12/01/29		385	421,090

			1,181,340

Utilities — 0.1%
Chicago Metropolitan Water Reclamation District, GO, Build America Bonds, 5.72%, 12/01/38		485	521,884

Total Taxable Municipal Bonds — 2.1%			7,328,347

U.S. Government Sponsored Agency Securities

Agency Obligations — 11.2%
Fannie Mae:
1.75%, 8/10/12 (n)		5,650	5,652,983
3.00%, 9/16/14 (n)		7,000	7,110,670
6.35%, 10/09/19 (n)(o)		5,875	3,244,880
7.13%, 1/15/30		2,775	3,662,345
5.63%, 7/15/37 (j)		775	841,371

	Par
U.S. Government Sponsored Agency Securities	(000)		Value

Agency Obligations (concluded)
Federal Home Loan Banks:
5.38%, 9/30/22 (j)(n)	USD	5,400	$6,059,054
5.25%, 12/09/22 (j)		675	717,543
5.37%, 9/09/24		1,075	1,164,482
Federal Housing Administration, Hebre Home Hospital, 6.25%, 9/01/28		982	972,386
Freddie Mac:
3.00%, 7/28/14 (j)		565	573,220
5.50%, 8/23/17 (n)		2,425	2,726,665
Resolution Funding Corp. (o):
6.29%, 7/15/18		525	365,102
6.30%, 10/15/18		525	360,532
U.S. Treasury Bonds (n):
6.13%, 11/15/27		1,440	1,806,525
5.25%, 11/15/28		2,400	2,748,749

			38,006,507

Collateralized Mortgage Obligations — 0.9%
Fannie Mae Trust, Series 2005-5 Class PK, 5.00%, 12/25/34		1,745	1,842,822
Freddie Mac Multiclass Certificates, Series 2825 Class VP, 5.50%, 6/15/15		1,041	1,114,315

			2,957,137

Federal Deposit Insurance Corp. Guaranteed — 2.7%
Citibank NA, 1.38%, 8/10/11 (n)		5,100	5,109,221
Citigroup Funding, Inc., 2.13%, 7/12/12 (c)		1,415	1,426,907
General Electric Capital Corp., 2.63%, 12/28/12		2,400	2,454,816

			8,990,944

Interest Only Collateralized Mortgage Obligations — 0.6%
Fannie Mae Trust, Series 2004-90 Class JH, 6.43%, 11/25/34 (a)		17,290	1,718,209
Freddie Mac Multiclass Certificates:
Series 2579 Class HI, 5.00%, 8/15/17		1,262	101,485
Series 2611 Class QI, 5.50%, 9/15/32		4,044	521,478

			2,341,172

Mortgage-Backed Securities — 11.2%
Fannie Mae Guaranteed Pass-Through Certificates:
4.50%, 4/01/39 – 9/01/39 (n)		9,991	10,059,075
5.00%, 1/01/23 – 10/15/39 (n)(p)		22,699	23,334,765
5.50%, 9/15/24 (p)		300	315,656
6.00%, 8/01/29 – 7/01/36 (c)		335	353,502
Freddie Mac Mortgage Participation Certificates:
5.00%, 2/01/22 – 9/15/39 (p)		1,941	2,028,410
6.00%, 2/01/13 – 12/01/18 (c)		1,680	1,793,833
Ginnie Mae MBS Certificates, 5.50%, 8/15/33 (c)		144	151,904

			38,037,145

Total U.S. Government Sponsored Agency Securities — 26.6%			90,332,905

U.S. Treasury Obligations

U.S. Treasury Notes:
3.63%, 8/15/19 (n)		39,060	39,792,375
5.25%, 2/15/29 (n)		2,400	2,748,374
4.25%, 5/15/39		3,410	3,447,831
4.50%, 8/15/39		2,250	2,371,289
U.S. Treasury Strips, 4.57%, 8/15/20 (n)(o)		6,150	3,944,622

Total U.S. Treasury Obligations — 15.4%			52,304,491

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Warrants (q)		Shares	Value

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires 3/26/19) (b)		13,751	—

Total Warrants — 0.0%			—

Total Long-Term Investments (Cost — $453,373,605) — 134.0%			$454,795,503

Short-Term Securities

BlackRock Liquidity Funds, TempFund, 0.22% (r)(s)		1,735,485	1,735,485

Total Short-Term Securities (Cost — $1,735,485) — 0.5%			1,735,485

Options Purchased		Contracts (t)

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker JPMorgan Chase Bank NA		7	442
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker Barclays Bank Plc		9	36,962
Receive a fixed rate of 2.37% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker Goldman Sachs Bank USA		7	2,359
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker JPMorgan Chase Bank, NA		5	2,446
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker Morgan Stanley Capital Services, Inc.		16	66,160
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker UBS AG		9	13,022
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker Morgan Stanley Capital Services, Inc.		13	59,623
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker Barclays Bank Plc		3	5,498
Receive a fixed rate of 3.40% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker Deutsche Bank AG		7	141,463
Receive a fixed rate of 3.41% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker Deutsche Bank AG		3	64,768
Receive a fixed rate of 3.71% and pay a floating rate based on 3-month LIBOR, expiring April 2011, Broker JPMorgan Chase Bank, NA		4	134,725
Receive a fixed rate of 4.88% and pay a floating rate based on 3-month LIBOR, expiring September 2013, Broker Goldman Sachs Bank USA		25	1,263,305

			1,790,773

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker Barclays Bank Plc		9	462,346
Pay a fixed rate of 3.40% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker Deutsche Bank AG		7	434,217

Options Purchased		Contracts (t)	Value

Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 3.41% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker Deutsche Bank AG		3	$196,902
Pay a fixed rate of 3.71% and receive a floating rate based on 3-month LIBOR, expiring April 2011, Broker JPMorgan Chase Bank, NA		4	307,633
Pay a fixed rate of 4.88% and receive a floating rate based on 3-month LIBOR, expiring September 2013, Broker Goldman Sachs Bank USA		25	941,135
Pay a fixed rate of 4.71% and receive a floating rate based on the 3-month LIBOR, expiring November 2013, Broker JPMorgan Chase Bank, NA		12	498,211

			2,840,444

Total Options Purchased (Cost — $4,458,405) — 1.3%			4,631,217

Total Investments Before TBA Sale Commitments and Options Written (Cost — $459,567,495*) — 135.8%			461,162,205

		Par
TBA Sale Commitments (p)		(000)

Fannie Mae Guaranteed Pass-Through Certificates:
4.50%, 4/01/39 – 9/01/39	USD	(9,900)	(9,952,589)
5.00%, 1/01/23 – 10/15/39		(12,200)	(12,566,470)
6.00%, 8/01/29 – 7/01/36		(300)	(315,656)
Freddie Mac Mortgage Participation Certificates 5.00%, 2/01/22 – 9/15/39		(1,800)	(1,874,250)
Ginnie Mae MBS Certificates 5.50%, 8/15/33		(100)	(104,531)

Total TBA Sale Commitments (Proceeds — $24,594,668) — (7.3)%			(24,813,496)

Options Written		Contracts (t)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 5.49% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker JPMorgan Chase Bank, NA		5	(689,980)
Pay a fixed rate of 2.45% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker Barclays Bank Plc		11	(10,469)
Pay a fixed rate of 3.50% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker Deutsche Bank AG		8	(152,706)
Pay a fixed rate of 3.58% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker Deutsche Bank AG		11	(238,309)
Pay a fixed rate of 5.67% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker Citibank, NA		12	(1,861,643)
Pay a fixed rate of 3.14% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker Barclays Bank Plc		4	(44,933)
Pay a fixed rate of 3.80% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker Morgan Stanley Capital Services, Inc.		12	(408,434)
Pay a fixed rate of 4.10% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker Barclays Bank Plc		4	(176,839)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	19

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Options Written	Contracts (t)	Value

Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 4.28% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker Barclays Bank Plc	8	$(473,680)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, expiring November 2010, Broker Barclays Bank Plc	15	(1,387,905)
Pay a fixed rate of 5.05% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker Citibank, NA	10	(965,320)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker Goldman Sachs Bank USA	6	(600,118)
Pay a fixed rate of 5.33% and receive a floating rate based on 3-month LIBOR, expiring July 2013, Broker JPMorgan Chase Bank, NA	9	(551,916)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker Goldman Sachs Bank USA	3	(144,756)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker Morgan Stanley Capital Services, Inc.	3	(149,199)
Pay a fixed rate of 4.80% and receive a floating rate based on 3-month LIBOR, expiring June 2010, Broker Citibank, NA	5	(464,589)

		(8,320,796)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 4.80% and pay a floating rate based on 3-month LIBOR, expiring June 2010, Broker Citibank, NA	5	(110,973)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker Goldman Sachs Bank USA	3	(130,680)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, expiring August 2010, Broker Morgan Stanley Capital Services, Inc.	3	(135,984)
Receive a fixed rate of 5.49% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker JPMorgan Chase Bank, NA	5	(1,202)
Receive a fixed rate of 2.45% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker Barclays Bank Plc	11	(1,175,769)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker Deutsche Bank AG	8	(185,485)
Receive a fixed rate of 4.08% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker Deutsche Bank AG	11	(226,681)
Receive a fixed rate of 5.67% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker Citibank, NA	12	(22,989)
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker Barclays Bank Plc	3	(157,651)
Receive a fixed rate of 3.14% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker Barclays Bank Plc	4	(266,753)
Receive a fixed rate of 4.10% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker Barclays Bank	4	(136,624)
Receive a fixed rate of 4.28% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker Barclays Bank Plc	8	(261,889)
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker Morgan Stanley Capital Services, Inc.	12	(305,486)

Options Written	Contracts (t)	Value

Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, expiring November 2010, Broker Barclays Bank Plc	15	$(436,890)
Receive a fixed rate of 5.05% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker Citibank, NA	10	(370,240)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker Goldman Sachs Bank USA	6	(218,758)
Receive a fixed rate of 5.33% and pay a floating rate based on 3-month LIBOR, expiring July 2013, Broker JPMorgan Chase Bank, NA	9	(271,005)

		(4,415,059)

Total Options Written (Premiums Received — $10,860,550) — (3.7)%		(12,735,855)

Total Investments, Net of TBA Sale Commitments and Options Written — 124.8%		423,612,854
Liabilities in Excess of Other Assets — (24.8)%		(84,088,654)

Net Assets — 100.0%		$339,524,200

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$459,654,221

Gross unrealized appreciation	$23,486,061
Gross unrealized deprecation	(21,978,077)

Net unrealized appreciation	$1,507,984

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of the security has been pledged as collateral for swaps.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield as of report date.

(g)	Convertible security.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)

Investments in companies considered to be an affiliate of the Trust, during the period September 1, 2008 to December 31, 2008 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Purchase	Sale	Realized
Affiliate	Cost	Cost	Gain	Income

Merrill Lynch Mortgage Investors, Inc. Series 2006-A3 Class 3A1, 5.80%, 5/25/36	—	$25,089	$11,657	$19,752
Merrill Lynch Mortgage Trust Series 2004BPC1 Class A3, 4.47%, 10/12/41	$3,067,116	—	—	$18,745
Merrill Lynch Mortgage Trust Series 2007-C1 Class AM, 5.83%, 6/12/50	—	—	—	$18,266

(j)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(k)	Security held as collateral in connection with TALF program.

(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	All or a portion of the security has been pledged as collateral for reverse repurchase agreements.

(o)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(p)	Represents or includes a “to-be-announced” transaction. The Trust has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Securities LLC	$(9,248,871)	$(150,933)
Citigroup Global Markets, Inc.	$(703,718)	$(2,078)
Credit Suisse Securities LLC	$(315,656)	$(4,500)
Deutsche Bank Securities, Inc.	$211,125	$1,513
Goldman Sachs & Company	$(4,931,470)	$(42,497)
Morgan Stanley & Co., Inc.	$9,544,125	$144,586

(q)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(r)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	$1,735,485	$11,390

(s)	Represents the current yield as of report date.

(t)	One contract represents a notional amount of $1 million.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of August 31, 2009 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital, Inc.	0.24%	1/06/09	Open	$1,995,983	$1,994,400
Credit Suisse Securities (USA), Inc.	0.25%	7/20/09	Open	5,463,402	5,462,000
Barclays Capital, Inc.	0.20%	8/04/09	Open	2,644,393	2,643,937
Barclays Capital, Inc.	0.24%	8/04/09	Open	2,644,581	2,644,125
Barclays Capital, Inc.	0.31%	8/06/09	Open	4,935,631	4,934,633
Barclays Capital, Inc.	0.26%	8/06/09	Open	2,672,483	2,672,000
Barclays Capital, Inc.	0.26%	8/06/09	Open	2,963,885	2,963,350
Barclays Capital, Inc.	0.24%	8/10/09	Open	3,721,205	3,720,750
Bank of America, NA	0.24%	8/11/09	Open	4,803,976	4,803,500
Barclays Capital, Inc.	0.29%	8/12/09	9/14/09	8,867,357	8,866,000
Barclays Capital, Inc.	0.26%	8/14/09	Open	6,790,611	6,790,000
Barclays Capital, Inc.	0.30%	8/18/09	9/14/09	3,175,982	3,175,268
Credit Suisse Securities (USA), Inc.	0.18%	8/24/09	Open	5,947,163	5,946,938
Bank of America, NA	0.20%	8/31/09	Open	6,105,034	6,105,000

Total					$62,721,901

•	Foreign currency exchange contracts as of August 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	698,590	EUR	501,500	Citibank NA	9/16/09	$(20,380)
USD	672,597	GBP	411,500	Citibank NA	10/28/09	2,750

Total						$(17,630)

•	Financial futures contracts purchased as of August 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

62	10-Year U.S. Treasury Bond	Chicago	December 2009	$7,225,752	$41,811
796	30-Year U.S. Treasury Bond	Chicago	December 2009	$94,442,785	878,215
3	Long Gilt	London	December 2009	$574,654	3,984

Total					$924,010

•	Financial futures contracts sold as of August 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

223	2-Year U.S. Treasury Bond	December 2009	$48,146,881	$(97,775)
700	5-Year U.S. Treasury Bond	December 2009	$80,307,272	(367,728)

Total				$(465,503)

•	Interest rate swaps outstanding as of August 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

4.62% (a)	3-month LIBOR	Credit Suisse International	September 2009	USD	50,000	$85,614
1.54% (a)	3-month LIBOR	Goldman Sachs Bank USA	August 2011	USD	10,200	49,503
1.43% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2011	USD	8,700	18,880
4.86% (a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD	9,400	808,113
2.93% (a)	3-month LIBOR	Citibank NA	June 2014	USD	3,300	33,278
2.85% (a)	3-month LIBOR	Credit Suisse International	July 2014	USD	9,800	54,716
3.05% (b)	3-month LIBOR	Credit Suisse International	August 2014	USD	16,800	(244,036)
3.26% (a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2014	USD	3,700	88,867
2.85% (b)	3-month LIBOR	Deutsche Bank AG	August 2014	USD	600	(2,917)
2.22% (a)	3-month LIBOR	Citibank NA	January 2016	USD	12,500	(662,247)
4.18% (a)	3-month LIBOR	UBS AG	June 2019	USD	2,400	117,739
3.97% (a)	3-month LIBOR	UBS AG	June 2019	USD	3,500	108,335
3.80% (a)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	4,900	84,400
3.77% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2019	USD	5,000	70,748

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

3.48% (a)	3-month LIBOR	Deutsche Bank AG	July 2019	USD	2,300	$(24,944)
3.89% (a)	3-month LIBOR	Citibank NA	July 2019	USD	20,000	475,611
4.07% (b)	3-month LIBOR	JPMorgan Chase Bank NA	August 2019	USD	7,400	(287,539)
4.06% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	4,800	(182,207)
3.73% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	3,700	36,666
3.71% (a)	3-month LIBOR	Barclays Bank Plc	August 2019	USD	4,100	33,219
3.68% (a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	8,000	47,300
4.24% (b)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD	1,345	(41,110)
4.42% (b)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD	4,410	(185,455)
5.41% (a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2022	USD	8,545	1,415,683
5.37% (b)	3-month LIBOR	Bank of America NA	September 2027	USD	8,000	(1,448,154)
4.84% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	January 2038	USD	6,000	(781,196)
4.35% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2039	USD	3,200	(152,864)
4.32% (b)	3-month LIBOR	Deutsche Bank AG	August 2039	USD	2,200	(93,568)
4.13% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2039	USD	1,400	(11,253)
3.50% (b)	3-month LIBOR	Barclays Bank Plc	March 2040	USD	900	107,793

Total						$(481,025)

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

KB Home	4.90%	JPMorgan Chase Bank NA	September 2011	USD	750	$(34,770)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	260	47,452
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD	50	(1,072)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD	405	(44,539)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD	145	(17,822)
MeadWestvaco Corp.	1.20%	Deutsche Bank AG	June 2012	USD	670	(7,615)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	USD	65	(726)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	USD	190	(627)
Belo Corp.	5.00%	Barclays Bank Plc	June 2013	USD	190	(10,404)
Masco Corp.	5.00%	JPMorgan Chase Bank NA	September 2013	USD	225	(9,693)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD	940	(138,784)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD	550	(81,879)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD	300	(14,372)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD	250	(9,522)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD	130	(35,340)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD	1,040	(25,853)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD	150	6,901
Brunswick Corp.	5.00%	Credit Suisse International	September 2014	USD	1,250	17,613
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD	265	(82,510)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD	195	(14,141)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD	310	(20,104)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD	400	(59,394)

Total						$(537,201)

•	Currency Abbreviations:

	EUR	Euro
	GBP	British Pound
	USD	US Dollar

•

Effective September 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1
Short-Term Securities	$1,735,485	—
Level 2
Long-Term Investments:
Asset-Backed Securities	18,331,312	—
Corporate Bonds	193,279,588	—
Foreign Agency Obligations	8,697,227	—
Taxable Municipal Bonds	7,328,347	—
Non-Agency Mortgage-Backed Securities	74,520,856	—
Preferred Securities	5,700,394	—
TBA Sale Commitments	—	$(24,813,496)
U.S. Treasury Obligations	52,304,491	—
U.S. Government Sponsored Agency Securities	87,642,310	—

Total Level 2	447,804,525	(24,813,496)

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 3
Long Term Investments:
Asset-Backed Securities	$1,198,713	—
Corporate Bonds	1,488,845	—
Non-Agency Mortgage-Backed Securities	1,612,444	—
Other Interests	381	—
U.S. Government Sponsored Agency Securities	2,690,595	—

Total Level 3	6,990,978	—

Total	$456,530,988	$(24,813,496)

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	$924,010	$(465,503)
Level 2	8,342,398	(29,106,561)
Level 3	—	(226,565)

Total	$9,266,408	$(29,798,629)

[1]

Other financial instruments are financial futures contracts, swaps, foreign currency exchange contracts, TALF loan, options purchased and options written. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options purchased, options written and TALF are shown at value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	U.S. Government Sponsored Agency Securities	Total

Balance, as of August 31, 2008	—	—	—	$637	—	$637
Accrued discounts/premiums	—	—	—	—	—	—
Realized gain (loss)	—	$38	—	—	—	38
Change in unrealized appreciation (depreciation)[2]	$79,580	(363,456)	$(54,539)	(256)	$150,325	(188,346)
Net purchases (sales)	—	—	—	—	—	—
Net transfers in/out of Level 3	1,119,133	1,852,263	1,666,983	—	2,540,270	7,178,649

Balance, as of August 31, 2009	$1,198,713	$1,488,845	$1,612,444	$381	$2,690,595	$6,990,978

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

The following is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:

Other Financial Instruments[3]

Liabilities

Balance, as of August 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$(226,565)

Balance, as of August 31, 2009	$(226,565)

[3]	Other financial instruments are swaps.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	23

Schedule of Investments August 31, 2009	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

Building Products — 0.7%
Masonite Worldwide Holdings (a)		52,793	$2,135,477

Capital Markets — 0.4%
E*Trade Financial Corp. (a)		755,000	1,328,800

Chemicals — 0.0%
Wellman Holdings, Inc. (a)		2,499	625

Communications Equipment — 0.8%
Loral Space & Communications Ltd. (a)		123,724	2,553,666

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		109,685	31,260
SunPower Corp. Class B (a)		573	12,256

			43,516

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)		1,854	20

Media — 0.3%
Sirius XM Radio, Inc. (a)		1,300,000	875,550

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd.		186,000	268,445
Ainsworth Lumber Co. Ltd. (a)(b)		208,741	300,306
Western Forest Products, Inc. (a)(b)		74,936	17,797
Western Forest Products, Inc. (a)		74,889	17,786

			604,334

Software — 0.1%
TiVo, Inc. (a)		50,000	490,500

Wireless Telecommunication Services — 0.0%
iPCS, Inc. (a)		6,881	108,651

Total Common Stocks — 2.5%			8,141,139

Corporate Bonds	Par (000)

Airlines — 1.3%
American Airlines Pass Through Trust, Series 2001-02, 7.86%, 4/01/13	USD	490	467,950
Continental Airlines, Inc.:
Series 1997-4-B, 6.90%, 7/02/18		125	97,294
Series 2001-1-C, 7.03%, 12/15/12		426	336,389
Series 2003-RJ, 7.88%, 1/02/20		1,001	655,789
United Air Lines, Inc., 12.75%, 7/15/12		2,620	2,515,200

			4,072,622

Auto Components — 1.6%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)		1,065	958,500
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11		2,150	2,139,250
8.63%, 12/01/11		1,107	1,118,070
Lear Corp. (a)(c):
8.50%, 12/01/13		670	361,800
8.75%, 12/01/16		885	477,900

			5,055,520

Automobiles — 0.3%
Ford Capital BV, 9.50%, 6/01/10		1,095	1,084,050

Corporate Bonds	Par (000)		Value

Building Products — 0.2%
Ply Gem Industries, Inc., 11.75%, 6/15/13	USD	955	$797,425

Capital Markets — 0.2%
E*Trade Financial Corp.:
3.43%, 8/31/19 (b)(d)(e)		356	608,315
12.50%, 11/30/17 (b)(f)		112	113,400

			721,715

Chemicals — 1.9%
American Pacific Corp., 9.00%, 2/01/15		1,300	1,173,250
Innophos, Inc., 8.88%, 8/15/14		1,185	1,149,450
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,845	1,549,800
Olin Corp., 8.88%, 8/15/19		435	439,350
Terra Capital, Inc., Series B, 7.00%, 2/01/17		320	301,600
Wellman Holdings, Inc. (d):
Second Lien Subordinate Note, 10.00%, 1/29/19 (b)		1,385	1,385,000
Third Lien Subordinate Note, 5.00%, 1/29/19		432	216,201

			6,214,651

Commercial Banks — 0.1%
Glitnir Banki HF (a)(c):
4.15%, 4/20/10 (b)		265	52,337
4.97%, 1/18/12 (b)		150	29,625
6.38%, 9/25/12 (b)		740	146,150
Series EMTN, 5.07%, 1/27/10	EUR	50	14,694
Series EMTN, 3.00%, 6/30/10		65	19,103
Series GMTN, 4.38%, 2/05/10		75	22,042

			283,951

Commercial Services & Supplies — 3.9%
Altegrity, Inc., 10.50%, 11/01/15 (b)	USD	1,000	827,500
ISS Financing, 11.00%, 6/15/14	EUR	413	608,363
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	USD	870	909,150
Scientific Games International, Inc., 9.25%, 6/15/19 (b)		1,275	1,306,875
Waste Services, Inc., 9.50%, 4/15/14		4,425	4,380,750
West Corp.:
9.50%, 10/15/14		1,000	922,500
11.00%, 10/15/16		3,960	3,653,100

			12,608,238

Construction & Engineering — 0.7%
Dycom Industries, Inc., 8.13%, 10/15/15		2,625	2,283,750

Construction Materials — 1.3%
Nortek, Inc., 10.00%, 12/01/13		3,280	3,050,400
Texas Industries, Inc., 7.25%, 7/15/13		1,160	1,084,600

			4,135,000

Consumer Finance — 0.2%
Ford Motor Credit Co., LLC:
3.26%, 1/13/12 (g)		310	258,075
7.80%, 6/01/12		300	277,514
8.00%, 12/15/16		270	236,559

			772,148

Containers & Packaging — 4.0%
Berry Plastics Holding Corp., 4.50%, 9/15/14 (g)		2,530	1,821,600
Crown European Holdings SA, 6.25%, 9/01/11	EUR	113	161,998
Graphic Packaging International, Inc.:
8.50%, 8/15/11	USD	795	793,012
9.50%, 8/15/13		95	95,237
9.50%, 6/15/17 (b)		1,605	1,645,125
Impress Holdings BV, 3.63%, 9/15/13 (b)(g)		620	566,525

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Containers & Packaging (concluded)
Owens Brockway Glass Container, Inc.:
8.25%, 5/15/13	USD	1,500	$1,515,000
6.75%, 12/01/14	EUR	233	324,010
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)	USD	2,020	646,400
Pregis Corp., 12.38%, 10/15/13		1,765	1,588,500
Rock-Tenn Co., 8.20%, 8/15/11		2,950	3,038,500
Solo Cup Co., 10.50%, 11/01/13 (b)		710	745,500

			12,941,407

Diversified Consumer Services — 1.3%
Service Corp. International, 7.00%, 6/15/17		4,425	4,137,375

Diversified Financial Services — 7.4%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		770	804,650
Bank of America Corp., 5.65%, 5/01/18		1,200	1,160,332
CIT Group, Inc.:
0.76%, 3/12/10		200	125,000
5.20%, 11/03/10		215	129,312
4.75%, 12/15/10		275	166,533
5.00%, 2/01/15		1,590	894,782
FCE Bank Plc:
7.88%, 2/15/11	GBP	1,000	1,522,132
7.13%, 1/16/12	EUR	4,250	5,514,021
7.13%, 1/15/13		1,300	1,630,731
Series JD, 2.12%, 9/30/09 (g)		400	568,426
GMAC, LLC (b):
6.88%, 9/15/11	USD	800	738,000
7.25%, 3/02/11		1,869	1,754,524
6.88%, 8/28/12		1,120	974,400
2.56%, 12/01/14 (g)		1,322	1,017,940
6.75%, 12/01/14		2,670	2,189,400
8.00%, 11/01/31		2,770	2,139,825
General Motors Acceptance Corp. of Canada Ltd., 6.00%, 5/25/10	CAD	400	354,792
Leucadia National Corp., 8.13%, 9/15/15	USD	2,000	1,960,000

			23,644,800

Diversified Telecommunication Services — 5.2%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,530	1,315,800
Cincinnati Bell, Inc., 7.25%, 7/15/13		355	344,350
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		2,120	2,151,800
Qwest Communications International, Inc.:
7.50%, 2/15/14		2,990	2,885,350
3.50%, 11/15/25 (d)		995	985,050
Series B, 7.50%, 2/15/14		2,715	2,619,975
Qwest Corp.:
3.88%, 6/15/13 (g)		2,150	1,988,750
7.63%, 6/15/15		850	843,625
8.38%, 5/01/16 (b)		600	606,000
Windstream Corp., 8.13%, 8/01/13		2,790	2,790,000

			16,530,700

Electric Utilities — 1.1%
NSG Holdings LLC, 7.75%, 12/15/25 (b)		1,530	1,277,550
Tenaska Alabama Partners LP, 7.00%, 6/30/21 (b)		2,768	2,404,128

			3,681,678

Electrical Equipment — 0.0%
UCAR Finance, Inc., 10.25%, 2/15/12		92	89,355

Corporate Bonds	Par (000)		Value

Electronic Equipment, Instruments & Components — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16	USD	440	$432,850
Sanmina-SCI Corp., 8.13%, 3/01/16		375	323,437

			756,287

Energy Equipment & Services — 0.7%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		305	289,750
7.75%, 5/15/17		470	444,150
North American Energy Partners, Inc., 8.75%, 12/01/11		550	506,000
Transocean, Inc., Series A, 1.63%, 12/15/37 (d)		1,150	1,118,375

			2,358,275

Food & Staples Retailing — 0.5%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		1,225	796,250
Duane Reade, Inc., 11.75%, 8/01/15 (b)		250	252,500
Rite Aid Corp., 9.75%, 6/12/16		615	650,363

			1,699,113

Food Products — 0.5%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		1,210	1,234,200
Tyson Foods, Inc., 10.50%, 3/01/14		475	529,625

			1,763,825

Health Care Equipment & Supplies — 2.3%
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15 (f)		1,500	1,237,500
DJO Finance LLC, 10.88%, 11/15/14 (h)		4,010	3,849,600
Hologic, Inc., 2.00%, 12/15/37 (d)(i)		2,900	2,341,750

			7,428,850

Health Care Providers & Services — 0.8%
Community Health Systems, Inc., Series WI, 8.88%, 7/15/15		275	276,031
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		1,602	1,642,050
10.00%, 5/01/18		662	713,305

			2,631,386

Hotels, Restaurants & Leisure — 4.6%
American Real Estate Partners LP, 7.13%, 2/15/13		4,430	4,208,500
Gaylord Entertainment Co., 8.00%, 11/15/13		945	862,312
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(c)		832	178,880
Harrah’s Operating Co. Inc., 10.00%, 12/15/18 (b)		1,394	975,800
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (a)(c)		2,450	1,078,000
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(c)		1,855	816,200
MGM Mirage, 11.13%, 11/15/17 (b)		1,220	1,320,650
Penn National Gaming, Inc., 6.88%, 12/01/11		2,950	2,950,000
San Pasqual Casino, 8.00%, 9/15/13 (b)		1,525	1,441,125
Scientific Games Corp., 0.75%, 12/01/24 (d)(i)		420	411,075
Shingle Springs Tribal Gaming Authority, 9.38%, 6/15/15 (b)		70	49,700
Travelport LLC:
4.99%, 9/01/14 (g)		210	152,250
9.88%, 9/01/14		310	262,725
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(c)		475	297
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(c)		1,435	147,087

			14,854,601

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	25

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Durables — 1.9%
American Greetings Corp., 7.38%, 6/01/16	USD	1,525	$1,303,875
Beazer Homes USA, Inc.:
8.38%, 4/15/12		1,350	1,019,250
8.13%, 6/15/16		195	120,900
4.63%, 6/15/24 (d)		195	160,875
Jarden Corp., 8.00%, 5/01/16		400	410,000
KB Home:
6.38%, 8/15/11		45	44,550
9.10%, 9/15/17		500	510,000
Meritage Homes Corp., 6.25%, 3/15/15		375	322,500
Standard Pacific Corp.:
6.25%, 4/01/14		775	608,375
7.00%, 8/15/15		1,400	1,099,000
Toll Brothers Finance Corp., 8.91%, 10/15/17		346	385,221

			5,984,546

IT Services — 1.8%
Alliance Data Systems Corp., 1.75%, 8/01/13 (d)		2,120	1,886,800
First Data Corp.:
9.88%, 9/24/15		250	213,750
11.25%, 3/31/16 (b)		3,640	2,784,600
SunGard Data Systems, Inc., 10.63%, 5/15/15 (b)		850	877,625

			5,762,775

Independent Power Producers & Energy Traders — 3.5%
The AES Corp., 8.75%, 5/15/13 (b)		1,210	1,228,150
AES Eastern Energy LP, Series 99-B, 9.67%, 1/02/29		910	782,600
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,440	1,432,800
Energy Future Holdings Corp., 11.25%, 11/01/17 (f)		5,512	3,155,058
NRG Energy, Inc.:
7.25%, 2/01/14		2,325	2,261,062
7.38%, 2/01/16		1,575	1,506,094
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16 (f)		1,584	879,177

			11,244,941

Industrial Conglomerates — 1.7%
Sequa Corp. (b):
11.75%, 12/01/15		3,750	2,362,500
13.50%, 12/01/15 (f)		5,608	2,929,931

			5,292,431

Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		2,500	2,281,250
USI Holdings Corp., 4.32%, 11/15/14 (b)(g)		1,000	772,500

			3,053,750

Leisure Equipment & Products — 0.6%
Brunswick Corp., 11.25%, 11/01/16 (b)		1,695	1,775,512

Life Sciences Tools & Services — 0.1%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 (b)		250	255,000

Machinery — 0.9%
AGY Holding Corp., 11.00%, 11/15/14		1,890	1,493,100
Accuride Corp., 8.50% due 2/01/2015 (a)(c)		820	164,000
CPM Holdings, Inc., 10.63%, 9/01/14 (b)		200	202,000
RBS Global, Inc.:
9.50%, 8/01/14 (b)		324	298,080
8.88%, 9/01/16		725	581,812

			2,738,992

Corporate Bonds	Par (000)		Value

Marine — 0.6%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)	USD	1,710	$1,244,025
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		691	604,625

			1,848,650

Media — 9.9%
Affinion Group, Inc.:
10.13%, 10/15/13		2,065	2,052,094
10.13%, 10/15/13 (b)		555	551,531
CCO Holdings LLC, 8.75%, 11/15/13		780	787,800
CMP Susquehanna Corp., 4.75%, 5/15/14 (b)		236	4,720
CSC Holdings, Inc.:
8.50%, 4/15/14 (b)		580	588,700
Series B, 7.63%, 4/01/11		340	344,250
Cablevision Systems Corp., Series B, 8.00%, 4/15/12		1,570	1,605,325
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(f)		3,155	3,068,237
Charter Communications Holdings II, LLC, 10.25%, 9/15/10 (a)(c)		735	816,769
Charter Communications, Inc., 6.50%, 10/01/27 (a)(c)(d)		730	313,900
Charter Communications Operating, LLC (a)(b)(c):
8.00%, 4/30/12 (j)		700	705,250
8.38%, 4/30/14		1,050	1,063,125
Clear Channel Communications, Inc.:
5.75%, 1/15/13		110	42,900
11.00%, 8/01/16 (f)		1,935	483,750
EchoStar DBS Corp., 7.00%, 10/01/13		140	137,200
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)		510	364,650
9.50%, 5/15/15 (b)		620	527,000
Intelstat Corp., 9.25%, 6/15/16		2,640	2,673,000
Intelsat Subsidiary Holding Co. Ltd., 8.88%, 1/15/15 (b)		390	390,975
Liberty Media Corp., 3.13%, 3/30/23 (d)		1,616	1,551,360
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17 (g)		1,052	399,760
Network Communications, Inc., 10.75%, 12/01/13		35	7,087
Nielsen Finance LLC:
11.63%, 2/01/14		140	138,950
10.00%, 8/01/14		2,685	2,537,325
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		2,432	2,541,440
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		6,100	5,551,000
UPC Holding BV, 9.88%, 4/15/18 (b)		800	809,000
Virgin Media, Inc., 6.50%, 11/15/16 (b)(d)		1,770	1,604,063

			31,661,161

Metals & Mining — 5.0%
Aleris International, Inc. (a)(c):
9.00%, 12/15/14		1,495	3,738
10.00%, 12/15/16		1,300	3,250
Anglo American Capital Plc, 9.38%, 4/08/19 (b)		540	631,800
Drummond Co., Inc., 7.38%, 2/15/16 (b)		335	294,800
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		790	833,450
10.63%, 9/01/16		1,910	2,053,250
Foundation PA Coal Co., 7.25%, 8/01/14		2,925	2,851,875
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17		1,410	1,469,925

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Metals & Mining (concluded)
Novelis, Inc.:
7.25%, 2/15/15	USD	2,975	$2,409,750
11.50%, 2/15/15 (b)		640	619,200
Ryerson, Inc.:
7.86%, 11/01/14 (g)		600	510,000
12.00%, 11/01/15		400	368,000
Steel Dynamics, Inc., 7.38%, 11/01/12		680	668,100
Teck Resources Ltd.:
10.25%, 5/15/16		445	491,725
10.75%, 5/15/19		1,720	1,958,650
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		950	893,000

			16,060,513

Multiline Retail — 0.5%
Dollar General Corp.:
10.63%, 7/15/15		425	471,750
11.88%, 7/15/17 (f)		285	319,912
Macy’s Retail Holdings, Inc., 5.88%, 1/15/13		710	669,470

			1,461,132

Oil, Gas & Consumable Fuels — 8.4%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		465	465,000
Atlas Energy Operating Co. LLC, 12.13%, 8/01/17		680	717,400
Atlas Energy Resources LLC, 10.75%, 2/01/18 (b)		1,580	1,595,800
Berry Petroleum Co., 8.25%, 11/01/16		750	667,500
Bill Barrett Corp., 9.88%, 7/15/16		360	374,400
Chesapeake Energy Corp.:
9.50%, 2/15/15		785	800,700
7.25%, 12/15/18		1,525	1,395,375
2.25%, 12/15/38 (d)		1,200	805,500
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		260	263,900
10.25%, 12/15/15		1,695	1,194,975
EXCO Resources, Inc., 7.25%, 1/15/11		3,895	3,817,100
Encore Acquisition Co., 6.25%, 4/15/14		3,000	2,670,000
Forest Oil Corp., 7.25%, 6/15/19		3,570	3,355,800
Massey Energy Co., 3.25%, 8/01/15 (d)		1,875	1,401,563
OPTI Canada, Inc., 8.25%, 12/15/14		2,295	1,491,750
PetroHawk Energy Corp.:
10.50%, 8/01/14 (b)		835	893,450
7.88%, 6/01/15		695	674,150
Range Resources Corp., 8.00%, 5/15/19		600	612,000
Sabine Pass LNG LP, 7.50%, 11/30/16		555	449,550
SandRidge Energy, Inc.:
8.63%, 4/01/15 (f)		130	122,200
9.88%, 5/15/16 (b)		800	800,000
8.00%, 6/01/18 (b)		1,475	1,334,875
Teekay Shipping Corp., 8.88%, 7/15/11		1,000	995,000

			26,897,988

Paper & Forest Products — 3.1%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(f)		1,605	636,159
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		585	626,681
Georgia-Pacific Corp., 8.13%, 5/15/11		225	231,187
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,395	2,418,950
International Paper Co., 9.38%, 5/15/19		775	870,872
NewPage Corp., 10.00%, 5/01/12		3,930	2,132,025
Norske Skog Canada Ltd., Series D, 8.63%, 6/15/11		1,315	769,275
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		500	490,000
Series B, 4.23%, 8/01/14 (g)		420	235,200
Series B, 9.13%, 8/01/14		2,275	1,484,437

			9,894,786

Corporate Bonds	Par (000)		Value

Pharmaceuticals — 0.9%
Angiotech Pharmaceuticals, Inc., 4.11%, 12/01/13 (g)	USD	2,305	$1,936,200
Elan Finance Plc, 8.88%, 12/01/13		140	135,100
Valeant Pharmaceuticals International, 8.38%, 6/15/16 (b)		815	827,225

			2,898,525

Real Estate Investment Trusts (REITs) — 0.5%
FelCor Lodging LP, 8.50%, 6/01/11		190	178,125
HCP, Inc., 5.65%, 12/15/13		660	635,870
iStar Financial, Inc., Series B, 5.13%, 4/01/11		350	189,000
Rouse Co. LP, 5.38%, 11/26/13 (a)(c)		615	464,325

			1,467,320

Real Estate Management & Development — 1.3%
Forest City Enterprises, Inc., 7.63%, 6/01/15		3,900	2,447,250
Realogy Corp.:
10.50%, 4/15/14		835	496,825
12.38%, 4/15/15		3,084	1,249,020

			4,193,095

Semiconductors & Semiconductor Equipment — 0.6%
Spansion, Inc. (a)(b)(c):
3.79%, 6/01/13		1,800	1,597,500
2.25%, 6/15/16 (d)		930	167,400

			1,764,900

Software — 0.0%
BMS Holdings, Inc., 8.35%, 2/15/12 (b)(f)(g)		641	10,287

Specialty Retail — 2.9%
Asbury Automotive Group, Inc., 7.63%, 3/15/17		520	426,400
General Nutrition Centers, Inc.:
6.40%, 3/15/14 (g)		2,610	2,296,800
10.75%, 3/15/15		1,900	1,795,500
Group 1 Automotive, Inc., 2.25%, 6/15/36 (i)		1,570	1,112,738
Limited Brands, Inc., 8.50%, 6/15/19 (b)		1,170	1,185,246
Michaels Stores, Inc., 11.38%, 11/01/16		1,090	937,400
United Auto Group, Inc., 7.75%, 12/15/16		1,675	1,474,000

			9,228,084

Textiles, Apparel & Luxury Goods — 1.1%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	1,350	1,848,281
Quiksilver, Inc., 6.88%, 4/15/15	USD	2,600	1,651,000

			3,499,281

Thrifts & Mortgage Finance — 0.7%
Residential Capital Corp., 8.38%, 6/30/10		3,215	2,073,675

Wireless Telecommunication Services — 6.2%
Cricket Communications, Inc.:
9.38%, 11/01/14		3,730	3,515,525
10.00%, 7/15/15		1,320	1,277,100
Crown Castle International Corp., 9.00%, 1/15/15		335	348,400
Digicel Group Ltd. (b):
8.88%, 1/15/15		2,020	1,802,850
9.13%, 1/15/15 (f)		2,987	2,632,294
FiberTower Corp., 9.00%, 11/15/12 (d)		1,055	545,962
iPCS, Inc., 2.61%, 5/01/13 (g)		1,200	984,000
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,995	2,938,844
NII Holdings, Inc., 2.75%, 8/15/25 (d)		1,480	1,441,150
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		2,630	2,353,850
Series F, 5.95%, 3/15/14		160	134,400

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	27

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)	USD	365	$328,500
Sprint Capital Corp.:
7.63%, 1/30/11		1,210	1,211,512
6.88%, 11/15/28		260	189,150

			19,703,537

Total Corporate Bonds — 93.5%			299,317,603

Floating Rate Loan Interests

Auto Components — 3.0%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14		2,110	1,801,485
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		2,851	2,183,013
Delphi Corp. (a)(c):
Initial Tranche Term Loan C, 10.50%, 12/31/09		9,436	5,189,914
Subsequent Tranche Term Loan C, 9.50%, 12/31/09		969	532,836

			9,707,248

Building Products — 1.3%
CPG International, I Inc., Term Loan, 5.27%, 2/28/11		4,554	4,098,392

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 4.81%, 12/15/14		924	397,499

Chemicals — 1.4%
PQ Corp. (fka Niagara Acquisition, Inc.):
Loan (Second Lien), 6.77%, 7/30/15		5,500	3,025,000
Term Loan (First Lien), 3.52% – 3.75%, 7/31/14		990	815,925
Solutia Inc., Loan, 7.25%, 2/28/14		634	627,805

			4,468,730

Diversified Telecommunication Services — 2.2%
Wind Finance SL SA, Euro Facility (Second Lien), 7.25%, 12/17/14	EUR	4,908	7,056,545

Food & Staples Retailing — 0.6%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/04/15	USD	1,900	1,966,500

Health Care Providers & Services — 2.0%
HCA Inc., Tranche A-1 Term Loan, 2.10%, 11/17/12		5,447	5,085,366
Rotech Healthcare Inc., Term Loan, 6.26%, 9/26/11		2,646	1,270,306

			6,355,672

Hotels, Restaurants & Leisure — 0.8%
Travelport LLC (fka Travelport Inc.), Loan, 8.49%, 3/27/12		4,544	2,544,788

IT Services — 0.1%
First Data Corp., Initial Tranche B-1 Term Loan, 3.01% – 3.02%, 9/24/14		349	290,854

Independent Power Producers & Energy Traders — 1.8%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.78% – 3.79%, 10/10/14		326	247,649
Initial Tranche B-2 Term Loan, 3.78%, 10/10/14		1,875	1,425,219
Initial Tranche B-3 Term Loan, 3.78%, 10/10/14		5,404	4,089,482

			5,762,350

Floating Rate Loan Interests	Par (000)		Value

Machinery — 1.1%
Navistar Financial Corp., Tranche A Term Loan, 2.31%, 1/19/10	USD	750	$727,500
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.36% – 3.51%, 1/19/12		795	739,350
Term Advance, 3.51%, 1/19/12		2,185	2,032,050

			3,498,900

Media — 3.1%
Affinion Group Holdings, Inc., Loan, 8.27%, 3/01/12		681	595,851
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,475	2,376,000
HMH Publishing Co., Ltd. (fka Education Media):
Mezzanine, 17.50%, 11/14/14		9,615	1,442,193
Tranche A Term Loan, 5.26%, 6/12/14		3,756	2,906,313
NV Broadcasting, LLC:
Second Lien, 11.63%, 11/03/14 (a)(c)		1,750	17,500
Term Loan (Debtor in Possession), 13%, 7/14/12		100	99,000
Newsday, LLC, Fixed Rate Term Loan, 9.75%, 8/01/13		1,200	1,221,000
World Color Press Inc. and World Color (USA) Corp. (fka Quebecor World Inc.), Advance, 9.00%, 7/23/12		700	694,750
Virgin Media Investment Holdings Ltd., C Facility, 3.62%, 7/17/13	GBP	455	651,831

			10,004,438

Multiline Retail — 0.1%
The Neiman Marcus Group Inc., Term Loan, 2.28% – 2.63%, 4/06/13	USD	190	156,411

Oil, Gas & Consumable Fuels — 0.7%
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		3,374	2,361,997

Paper & Forest Products — 0.3%
NewPage Corp., Term Loan, 8.69%, 12/22/14		487	451,459
Verso Paper Finance Holdings LLC, Loan, 6.73% – 7.48%, 2/01/13		1,827	365,369

			816,828

Real Estate Management & Development — 0.2%
Realogy Corp.:
Initial Term B Loan, 3.28%, 10/10/13		595	453,813
Synthetic LC, 0.11%, 10/10/13		189	143,707

			597,520

Specialty Retail — 0.1%
Claire’s Stores, Term Loan B, 5.27%, 5/29/14		420	273,600

Total Floating Rate Loan Interests — 18.9%			60,358,272

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Other Interests (k)	Beneficial Interest (000)		Value

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.	USD	970	$97

Media — 0.0%
Adelphia Escrow		1,250	125
Adelphia Recovery Trust		1,568	6,271

			6,396

Total Other Interests — 0.0%			6,493

Preferred Stocks		Shares

Diversified Financial Services — 0.2%
Preferred Blocker, Inc., 7% (b)		880	409,393

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0% (a)(b)(g)		55,038	1

Total Preferred Stocks — 0.2%			409,394

Warrants (l)

Containers & Packaging — 0.0%
MDP Acquisitions Plc (expires 10/01/13)		1,100	45,439

Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)		52,465	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (expires 4/29/14)		819	8

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires 3/26/19) (b)		62,894	1

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		2	—

Total Warrants — 0.0%			45,449

Total Long-Term Investments (Cost — $426,047,168) — 115.1%			368,278,350

Short-Term Securities

BlackRock Liquidity Funds, TempFund, 0.22% (m)(n)		2,197,091	2,197,091

Total Short-Term Securities (Cost — $2,197,091) — 0.7%			2,197,091

Total Investments (Cost — $428,244,259*) — 115.8%			370,475,441
Liabilities in Excess of Other Assets — (15.8)%			(50,430,562)

Net Assets — 100.0%			$320,044,879

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$431,225,690

Gross unrealized appreciation	$11,405,773
Gross unrealized depreciation	(72,156,022)

Net unrealized depreciation	$(60,750,249)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/ or is in default of interest payments.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Variable rate security. Rate shown is as of report date.

(h)	All or a portion of the security has been pledged as collateral in connection with swaps.

(i)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(m)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity		Income

BlackRock Liquidity Funds, TempFund	USD	2,197,091	$4,762
BlackRock Liquidity Series, LLC Cash Sweep Series	USD	(6,347,441)	$27,186

(n)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	29

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Black & Decker	2.93%	Goldman Sachs Bank USA	March 2014	USD	900	$(52,828)
Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank NA	March 2014	USD	1,000	(190,670)
Macy’s, Inc.	8.05%	Goldman Sachs Bank USA	March 2014	USD	900	(169,035)
Masco Corp.	5.85%	Goldman Sachs Bank USA	March 2014	USD	1,200	(158,735)
Mohawk Industries, Inc.	4.70%	Goldman Sachs Bank USA	March 2014	USD	1,200	(131,379)
Tyson Foods Inc.	4.25%	Goldman Sachs Bank USA	March 2014	USD	700	(65,298)
Centex Corp.	1.00%	Deutsche Bank AG	June 2014	USD	375	(12,802)
First Data Corp.	5.00%	Credit Suisse International	June 2014	USD	400	(35,086)
Lennar Corp.	5.75%	JPMorgan Chase Bank NA	June 2014	USD	400	(48,124)
Standard Pacific Corp.	5.00%	JPMorgan Chase Bank NA	June 2014	USD	775	(2,838)
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD	745	4,202
Limited Brands, Inc.	1.00%	Goldman Sachs Bank USA	September 2014	USD	1,500	15,967
Limited Brands, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	USD	100	1,143
Pulte Homes, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	USD	550	8,734
Standard Pacific Corp.	5.00%	Credit Suisse International	September 2014	USD	860	34,292
Centex Corp.	1.00%	Deutsche Bank AG	September 2014	USD	275	(2,201)
Meritage Homes Corp.	5.00%	Credit Suisse International	June 2015	USD	375	(15,302)

Total						$(819,960)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Ford Motor Co.	3.80%	UBS AG	March 2010	CCC–	USD	1,480	$(47,548)
Ford Motor Co.	5.00%	Goldman Sachs Bank USA	June 2010	CCC–	USD	5,920	(216,262)
Beazer Homes USA, Inc.	5.00%	Credit Suisse International	June 2011	D	USD	225	3,622
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase Bank NA	September 2011	D	USD	150	975
Beazer Homes USA, Inc.	5.00%	Goldman Sachs Bank USA	September 2011	D	USD	325	(1,059)
Beazer Homes USA, Inc.	5.00%	Credit Suisse International	September 2011	D	USD	375	4,752
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	BB–	USD	275	(18)

Total							$(255,538)

	[1]	Using Standard and Poor’s ratings of the issuer.

	[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Foreign currency exchange contracts as of August 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	676,877	CAD	735,000	Barclays Plc	10/28/09	$5,429
USD	16,253,266	EUR	11,652,000	Citibank, NA	9/16/09	(451,485)
USD	698,717	EUR	495,000	UBS AG	9/16/09	(10,933)
USD	1,565,034	GBP	957,500	Citibank, NA	10/28/09	6,398

Total						$(450,591)

•	Currency Abbreviations:

	CAD	Canadian Dollar
	EUR	Euro
	GBP	British Pound
	USD	US Dollar

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

•

Effective September 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Short-Term Securities	$2,197,091
Long-Term Investments:
Common Stocks	7,840,188

Total Level 1	10,037,279

Valuation Inputs	Investments in Securities

Assets

Level 2
Long-Term Investments:
Common Stocks	$300,306
Corporate Bonds	297,227,932
Floating Rate Loan Interests	26,067,282
Preferred Stocks	409,393
Warrants	45,439

Total Level 2	324,050,352

Level 3
Long-Term Investments:
Common Stocks	645
Corporate Bonds	2,089,671
Floating Rate Loan Interests	34,290,990
Other Interests	6,493
Preferred Stocks	1
Warrants	10

Total Level 3	36,387,810

Total	$370,475,441

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	—	—
Level 2	$85,514	$(1,611,603)
Level 3	—	—

Total	$85,514	$(1,611,603)

[1]	Other financial instruments are foreign currency exchange contracts and swaps which are shown at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Total

Balance, as of August 31, 2008	—	—	$6,052,097	$6,396	—	—	$6,058,493
Accrued discounts/premiums	—	—	—	—	—	—	—
Realized gain (loss)	—	—	(1,368,015)	—	—	—	(1,368,015)
Change in unrealized appreciation (depreciation)[2]	—	$(84,200)	11,057,779	—	—	—	10,973,579
Net purchases (sales)		5,701	(6,906,663)	—	—	—	(6,900,962)
Net transfers in/out of Level 3	$645	2,168,170	25,455,792	97	$1	$10	27,624,715

Balance, as of August 31, 2009	$645	$2,089,671	$34,290,990	$6,493	$1	$10	$36,387,810

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	31

Schedule of Investments August 31, 2009	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Building Products — 0.7%
Masonite Worldwide Holdings (a)	57,354	$2,319,969

Capital Markets — 0.4%
E*Trade Financial Corp. (a)	809,000	1,423,840

Chemicals — 0.0%
Wellman Holdings, Inc. (a)	2,616	654

Communications Equipment — 0.8%
Loral Space & Communications Ltd. (a)	134,482	2,775,708

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	116,910	33,319
SunPower Corp. Class B (a)	1,235	26,417

		59,736

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	1,816	18

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd.	197,451	284,972
Ainsworth Lumber Co. Ltd. (b)	221,591	318,792
Western Forest Products, Inc. (b)	78,039	18,534

		622,298

Total Common Stocks — 2.1%		7,202,223

Corporate Bonds	Par (000)

Airlines — 1.7%
American Airlines Pass Through Trust Series 2001-02, 7.86%, 4/01/13	USD	510	$487,050
Continental Airlines, Inc.:
Series 1997-4-B, 6.90%, 7/02/18		1,996	1,556,707
Series 2001-1-C, 7.03%, 12/15/12		450	355,502
Series 2003-RJ, 7.88%, 1/02/20		1,029	673,880
United Air Lines, Inc., 12.75%, 7/15/12		2,890	2,774,400

			5,847,539

Auto Components — 1.4%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)		1,133	1,019,700
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11		2,295	2,283,525
8.63%, 12/01/11		1,195	1,206,950
Lear Corp., 8.75%, 12/01/16 (a)(c)		700	378,000

			4,888,175

Automobiles — 0.3%
Ford Capital BV, 9.50%, 6/01/10		1,192	1,180,080

Building Products — 0.3%
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,040	868,400

Capital Markets — 0.2%
E*Trade Financial Corp. (b):
12.50%, 11/30/17 (d)		119	120,487
3.42%, 8/31/19 (e)(f)		380	649,325

			769,812

Chemicals — 1.9%
American Pacific Corp., 9.00%, 2/01/15		1,400	1,263,500
Innophos, Inc., 8.88%, 8/15/14		1,250	1,212,500
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,985	1,667,400
Olin Corp., 8.88%, 8/15/19		465	469,650
Terra Capital, Inc., Series B, 7.00%, 2/01/17		265	249,763

Corporate Bonds		Par (000)	Value

Chemicals (concluded)
Wellman Holdings, Inc. (e):
Second Lien Subordinate Note, 10.00%, 1/29/19 (b)	USD	1,450	$1,450,000
Third Lien Subordinate Note, 5.00%, 1/29/19		453	226,472

			6,539,285

Commercial Services & Supplies — 4.0%
Altegrity, Inc., 10.50%, 11/01/15 (b)		1,100	910,250
ISS Financing, 11.00%, 6/15/14	EUR	440	648,135
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	USD	935	977,075
Scientific Games International, Inc., 9.25%, 6/15/19 (b)		1,335	1,368,375
Waste Services, Inc., 9.50%, 4/15/14		4,775	4,727,250
West Corp.:
9.50%, 10/15/14		1,200	1,107,000
11.00%, 10/15/16		4,160	3,837,600

			13,575,685

Construction & Engineering — 0.7%
Dycom Industries, Inc., 8.13%, 10/15/15		2,825	2,457,750

Construction Materials — 1.3%
Nortek, Inc., 10.00%, 12/01/13		3,445	3,203,850
Texas Industries, Inc., 7.25%, 7/15/13		1,285	1,201,475

			4,405,325

Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
3.26%, 1/13/12 (g)		340	283,050
7.80%, 6/01/12		300	277,514
8.00%, 12/15/16		290	254,081

			814,645

Containers & Packaging — 4.1%
Berry Plastics Holding Corp., 4.50%, 9/15/14 (g)		2,740	1,972,800
Crown European Holdings SA, 6.25%, 9/01/11	EUR	118	169,166
Graphic Packaging International, Inc.:
8.50%, 8/15/11	USD	860	857,850
9.50%, 8/15/13		100	100,250
9.50%, 6/15/17 (b)		1,695	1,737,375
Impress Holdings BV, 3.63%, 9/15/13 (b)(g)		670	612,212
Owens Brockway Glass Container, Inc.:
8.25%, 5/15/13	EUR	1,575	1,590,750
6.75%, 12/01/14	USD	254	353,213
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)		2,165	692,800
Pregis Corp., 12.38%, 10/15/13		1,920	1,728,000
Rock-Tenn Co., 8.20%, 8/15/11		3,175	3,270,250
Solo Cup Co., 10.50%, 11/01/13 (b)		760	798,000

			13,882,666

Diversified Consumer Services — 1.3%
Service Corp. International, 7.00%, 6/15/17		4,775	4,464,625

Diversified Financial Services — 7.4%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		820	856,900
Bank of America Corp., 5.65%, 5/01/18		1,300	1,257,026
CIT Group, Inc.:
0.76%, 3/12/10 (g)		215	134,375
5.20%, 11/03/10		225	135,326
4.75%, 12/15/10		295	178,645
5.00%, 2/01/15		1,705	959,499

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Financial Services (concluded)
FCE Bank Plc:
7.88%, 2/15/11	GBP	1,050	$1,598,239
7.13%, 1/16/12	EUR	4,550	5,903,246
7.13%, 1/15/13		1,450	1,818,892
Series JD, 2.12%, 9/30/09 (g)		425	603,953
GMAC LLC (b):
7.25%, 3/02/11	USD	2,111	1,981,701
6.88%, 9/15/11		900	830,250
6.88%, 8/28/12		1,230	1,070,100
2.56%, 12/01/14 (g)		1,415	1,089,550
6.75%, 12/01/14		3,010	2,468,200
8.00%, 11/01/31		2,850	2,201,625
Leucadia National Corp., 8.13%, 9/15/15		2,100	2,058,000

			25,145,527

Diversified Telecommunication Services — 5.3%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,680	1,444,800
Cincinnati Bell, Inc., 7.25%, 7/15/13		745	722,650
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		2,270	2,304,050
Qwest Communications International, Inc.:
7.50%, 2/15/14		3,190	3,078,350
3.50%, 11/15/25 (e)		1,035	1,024,650
Series B, 7.50%, 2/15/14		2,820	2,721,300
Qwest Corp.:
3.88%, 6/15/13 (g)		2,300	2,127,500
7.63%, 6/15/15		875	868,437
8.38%, 5/01/16 (b)		700	707,000
Windstream Corp., 8.13%, 8/01/13		3,040	3,040,000

			18,038,737

Electric Utilities — 1.9%
NSG Holdings LLC, 7.75%, 12/15/25 (b)		1,630	1,361,050
Nevada Power Co., Series A, 8.25%, 6/01/11		2,400	2,617,567
Tenaska Alabama Partners LP, 7.00%, 6/30/21 (b)		2,941	2,554,388

			6,533,005

Electrical Equipment — 0.0%
UCAR Finance, Inc., 10.25%, 2/15/12		32	31,080

Electronic Equipment, Instruments & Components — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16		470	462,362
Sanmina-SCI Corp., 8.13%, 3/01/16		395	340,687

			803,049

Energy Equipment & Services — 0.7%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		335	318,250
7.75%, 5/15/17		510	481,950
North American Energy Partners, Inc., 8.75%, 12/01/11		595	547,400
Transocean, Inc., Series A, 1.63%, 12/15/37 (e)		1,230	1,196,175

			2,543,775

Food & Staples Retailing — 0.5%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		1,300	845,000
Duane Reade, Inc., 11.75%, 8/01/15 (b)		265	267,650
Rite Aid Corp., 9.75%, 6/12/16 (b)		660	697,950

			1,810,600

Corporate Bonds		Par (000)	Value

Food Products — 0.5%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	USD	1,240	$1,264,800
Tyson Foods, Inc., 10.50%, 3/01/14		365	406,975

			1,671,775

Health Care Equipment & Supplies — 2.3%
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15 (d)		1,500	1,237,500
DJO Finance LLC, 10.88%, 11/15/14 (h)		4,320	4,147,200
Hologic, Inc., 2.00%, 12/15/37 (e)(i)		3,080	2,487,100

			7,871,800

Health Care Providers & Services — 1.2%
Community Health Systems, Inc., Series WI, 8.88%, 7/15/15		345	346,294
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		2,560	2,624,000
10.00%, 5/01/18		1,050	1,131,375

			4,101,669

Hotels, Restaurants & Leisure — 4.6%
American Real Estate Partners LP, 7.13%, 2/15/13		4,780	4,541,000
Gaylord Entertainment Co., 8.00%, 11/15/13		1,000	912,500
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(c)		893	191,995
Harrah’s Operating Co., Inc., 10.00%, 12/15/18 (b)		1,480	1,036,000
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (a)(c)		2,575	1,133,000
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(c)		1,895	833,800
MGM Mirage, 11.13%, 11/15/17 (b)		1,310	1,418,075
Penn National Gaming, Inc., 6.88%, 12/01/11		3,150	3,150,000
San Pasqual Casino, 8.00%, 9/15/13 (b)		1,575	1,488,375
Scientific Games Corp., 0.75%, 12/01/24 (e)(i)		460	450,225
Shingle Springs Tribal Gaming Authority, 9.38%, 6/15/15 (b)		95	67,450
Travelport LLC:
4.99%, 9/01/14 (g)		195	141,375
9.88%, 9/01/14		320	271,200
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(c)		515	322
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(c)		1,500	153,750

			15,789,067

Household Durables — 1.9%
American Greetings Corp., 7.38%, 6/01/16		1,770	1,513,350
Beazer Homes USA, Inc.:
8.38%, 4/15/12		1,445	1,090,975
8.13%, 6/15/16		205	127,100
4.63%, 6/15/24 (e)		205	169,125
Jarden Corp., 8.00%, 5/01/16		435	445,875
KB Home:
6.38%, 8/15/11		48	47,520
9.10%, 9/15/17		540	550,800
Meritage Homes Corp., 6.25%, 3/15/15		400	344,000
Standard Pacific Corp.:
6.25%, 4/01/14		825	647,625
7.00%, 8/15/15		1,495	1,173,575
Toll Brothers Finance Corp., 8.91%, 10/15/17		370	411,942

			6,521,887

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	33

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

IT Services — 1.8%
Alliance Data Systems Corp., 1.75%, 8/01/13 (b)(e)	USD	2,210	$1,966,900
First Data Corp.:
9.88%, 9/24/15		265	226,575
11.25%, 3/31/16 (b)		3,905	2,987,325
SunGard Data Systems, Inc., 10.63%, 5/15/15 (b)		900	929,250

			6,110,050

Independent Power Producers & Energy Traders — 3.1%
The AES Corp., 8.75%, 5/15/13 (b)		51	51,765
AES Eastern Energy LP, Series 99-B, 9.67%, 1/02/29		975	838,500
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,545	1,537,275
Energy Future Holdings Corp., 11.25%, 11/01/17 (d)		5,910	3,382,605
NRG Energy, Inc.:
7.25%, 2/01/14		2,550	2,479,875
7.38%, 2/01/16		1,600	1,530,000
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16 (d)		1,664	923,136

			10,743,156

Industrial Conglomerates — 1.7%
Sequa Corp. (b):
11.75%, 12/01/15		4,010	2,526,300
13.50%, 12/01/15 (d)		6,033	3,151,989

			5,678,289

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		2,600	2,372,500
USI Holdings Corp., 4.32%, 11/15/14 (b)(g)		1,070	826,575

			3,199,075

Leisure Equipment & Products — 0.6%
Brunswick Corp., 11.25%, 11/01/16 (b)		1,810	1,895,975

Life Sciences Tools & Services — 0.1%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 (b)		275	280,500

Machinery — 0.9%
AGY Holding Corp., 11.00%, 11/15/14		2,050	1,619,500
Accuride Corp., 8.50%, 2/01/2015 (a)(c)		865	173,000
CPM Holdings, Inc., 10.63%, 9/01/14 (b)		200	202,000
RBS Global, Inc.:
9.50%, 8/01/14 (b)		349	321,080
8.88%, 9/01/16		785	629,962

			2,945,542

Marine — 0.6%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)		1,830	1,331,325
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		743	650,125

			1,981,450

Media — 10.2%
Affinion Group, Inc.:
10.13%, 10/15/13		2,189	2,175,319
10.13%, 10/15/13 (b)		595	591,281
CCO Holdings LLC, 8.75%, 11/15/13 (a)(c)		875	883,750
CMP Susquehanna Corp., 4.75%, 5/15/14 (b)		254	5,080
CSC Holdings, Inc.:
8.50%, 4/15/14 (b)		550	558,250
Series B, 7.63%, 4/01/11		660	668,250
Cablevision Systems Corp., Series B, 8.00%, 4/15/12		1,645	1,682,012
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(d)		3,350	3,257,875
Charter Communications Holdings II, LLC, 10.25%, 9/15/10 (a)(c)		1,195	1,327,944

Corporate Bonds		Par (000)	Value

Media (concluded)
Charter Communications Operating, LLC (a)(b)(c):
8.00%, 4/30/12 (j)	USD	730	$735,475
8.38%, 4/30/14		1,070	1,083,375
Clear Channel Communications, Inc.:
5.75%, 1/15/13		115	44,850
11.00%, 8/01/16 (d)		2,065	516,250
EchoStar DBS Corp., 7.00%, 10/01/13		150	147,000
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)		550	393,250
9.50%, 5/15/15		660	561,000
Intelsat Subsidiary Holding Co. Ltd., 8.88%, 1/15/15 (b)		420	421,050
Intelstat Corp., 9.25%, 6/15/16		3,310	3,351,375
Liberty Media Corp., 3.13%, 3/30/23 (e)		1,748	1,678,080
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17 (g)		1,117	424,460
Network Communications, Inc., 10.75%, 12/01/13		40	8,100
Nielsen Finance LLC:
11.63%, 2/01/14		225	223,312
10.00%, 8/01/14		3,025	2,858,625
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		2,570	2,685,650
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		6,485	5,901,350
UPC Holdings BV, 9.88%, 4/15/18 (b)		800	809,000
Virgin Media, Inc., 6.50%, 11/15/16 (b)(e)		1,915	1,735,469

			34,727,432

Metals & Mining — 5.1%
Aleris International, Inc. (a)(c):
9.00%, 12/15/14		1,625	4,062
10.00%, 12/15/16		1,300	3,250
Anglo American Capital Plc, 9.38%, 4/08/19 (b)		580	678,600
Drummond Co., Inc., 7.38%, 2/15/16 (b)		360	316,800
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		850	896,750
10.63%, 9/01/16		2,060	2,214,500
Foundation PA Coal Co., 7.25%, 8/01/14		3,250	3,168,750
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17		1,495	1,558,537
Novelis, Inc.:
7.25%, 2/15/15		3,175	2,571,750
11.50%, 2/15/15 (b)		685	662,737
Ryerson, Inc.:
7.86%, 11/01/14 (g)		640	544,000
12.00%, 11/01/15		450	414,000
Steel Dynamics, Inc., 7.38%, 11/01/12		730	717,225
Teck Resources Ltd.:
10.25%, 5/15/16		480	530,400
10.75%, 5/15/19		1,845	2,100,994
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		1,015	954,100

			17,336,455

Multiline Retail — 0.5%
Dollar General Corp.:
10.63%, 7/15/15		450	499,500
11.88%, 7/15/17 (d)		310	347,975
Macy’s Retail Holdings, Inc., 5.88%, 1/15/13		760	716,615

			1,564,090

Oil, Gas & Consumable Fuels — 8.5%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		495	495,000
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		750	791,250
10.75%, 2/01/18 (b)		1,690	1,706,900
Berry Petroleum Co., 8.25%, 11/01/16		800	712,000
Bill Barrett Corp., 9.88%, 7/15/16		385	400,400

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Chesapeake Energy Corp.:
9.50%, 2/15/15	USD	835	$851,700
7.25%, 12/15/18		1,660	1,518,900
2.25%, 12/15/38 (e)		1,250	839,063
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		280	284,200
10.25%, 12/15/15		1,755	1,237,275
EXCO Resources, Inc., 7.25%, 1/15/11		4,185	4,101,300
Encore Acquisition Co., 6.25%, 4/15/14		3,150	2,803,500
Forest Oil Corp., 7.25%, 6/15/19		3,805	3,576,700
Massey Energy Co., 3.25%, 8/01/15 (e)		2,010	1,502,475
OPTI Canada, Inc., 8.25%, 12/15/14		2,460	1,599,000
PetroHawk Energy Corp.:
10.50%, 8/01/14 (b)		895	957,650
7.88%, 6/01/15		680	659,600
Range Resources Corp., 8.00%, 5/15/19		700	714,000
Sabine Pass LNG LP, 7.50%, 11/30/16		610	494,100
SandRidge Energy, Inc.:
4.22%, 4/01/14 (g)		1,000	830,368
8.63%, 4/01/15 (d)		130	122,200
9.88%, 5/15/16 (b)		800	800,000
8.00%, 6/01/18 (b)		1,570	1,420,850
Teekay Shipping Corp., 8.88%, 7/15/11		635	631,825

			29,050,256

Paper & Forest Products — 3.1%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)		1,704	675,321
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		625	669,531
Georgia-Pacific Corp., 8.13%, 5/15/11		240	246,600
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,570	2,595,700
International Paper Co., 9.38%, 5/15/19		830	932,676
NewPage Corp., 10.00%, 5/01/12		4,185	2,270,362
Norske Skog Canada Ltd., Series D, 8.63%, 6/15/11		1,415	827,775
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		535	524,300
Series B, 4.23%, 8/01/14 (g)		450	252,000
Series B, 9.13%, 8/01/14		2,435	1,588,838

			10,583,103

Pharmaceuticals — 0.9%
Angiotech Pharmaceuticals, Inc., 4.11%, 12/01/13 (g)		2,441	2,050,440
Elan Finance Plc, 8.88%, 12/01/13		150	144,750
Valeant Pharmaceuticals International, 8.38%, 6/15/16 (b)		870	883,050

			3,078,240

Real Estate Investment Trusts (REITs) — 0.4%
FelCor Lodging LP, 8.50%, 6/01/11		480	450,000
HCP, Inc., 5.65%, 12/15/13		705	679,225
iStar Financial, Inc., Series B, 5.13%, 4/01/11		380	205,200

			1,334,425

Real Estate Management & Development — 1.3%
Forest City Enterprises, Inc., 7.63%, 6/01/15		4,000	2,510,000
Realogy Corp.:
10.50%, 4/15/14		890	529,550
12.38%, 4/15/15		3,307	1,339,335

			4,378,885

Semiconductors & Semiconductor Equipment — 0.5%
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(c)		1,920	1,704,000

Corporate Bonds		Par (000)	Value

Software — 0.0%
BMS Holdings, Inc., 8.35%, 2/15/12 (b)(d)(g)	USD	684	$10,988

Specialty Retail — 2.9%
Asbury Automotive Group, Inc., 7.63%, 3/15/17		560	459,200
General Nutrition Centers, Inc.:
6.40%, 3/15/14 (g)		2,800	2,464,000
10.75%, 3/15/15		2,040	1,927,800
Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)(i)		1,685	1,194,244
Limited Brands, Inc., 8.50%, 6/15/19 (b)		1,255	1,271,354
Michaels Stores, Inc., 11.38%, 11/01/16		1,190	1,023,400
United Auto Group, Inc., 7.75%, 12/15/16		1,805	1,588,400

			9,928,398

Textiles, Apparel & Luxury Goods — 1.1%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	1,400	1,916,736
Quiksilver, Inc., 6.88%, 4/15/15	USD	2,725	1,730,375

			3,647,111

Thrifts & Mortgage Finance — 0.6%
Residential Capital Corp., 8.38%, 6/30/10		3,355	2,163,975

Wireless Telecommunication Services — 5.6%
Cricket Communications, Inc.:
9.38%, 11/01/14		3,770	3,553,225
10.00%, 7/15/15		1,420	1,373,850
Crown Castle International Corp., 9.00%, 1/15/15		350	364,000
Digicel Group Ltd. (b):
8.88%, 1/15/15		2,160	1,927,800
9.13%, 1/15/15 (d)		3,064	2,700,150
FiberTower Corp., 9.00%, 11/15/12 (e)		1,055	545,963
iPCS, Inc., 2.61%, 5/01/13 (g)		1,295	1,061,900
MetroPCS Wireless, Inc., 9.25%, 11/01/14		3,475	3,409,844
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		2,780	2,488,100
Series F, 5.95%, 3/15/14		170	142,800
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		385	346,500
Sprint Capital Corp.:
7.63%, 1/30/11		1,065	1,066,331
6.88%, 11/15/28		290	210,975

			19,191,438

Total Corporate Bonds — 94.3%			322,088,791

Floating Rate Loan Interests

Auto Components — 2.1%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14		2,252	1,922,986
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		2,951	2,259,993
Delphi Corp. (a)(c):
Initial Tranche C Loan, Debtor in Possession, 10.50%, 12/31/09		4,847	2,665,969
Subsequent Tranche C Loan, Debtor in Possession, 8.00%, 12/31/09		503	276,531

			7,125,479

Building Products — 1.3%
CPG International I Inc. Term Loan, 5.27%, 2/28/11		4,962	4,465,911

Capital Markets — 0.1%
Marsico Parent Co. LLC, Term Loan, 4.81%, 12/15/14		924	397,499

Chemicals — 1.3%
PQ Corp., (fka Niagara Acquisition, Inc.) Loan (Second Lien), 6.77%, 7/30/15		5,500	3,025,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	35

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

Chemicals (concluded)
PQ Corp. (fka Niagara Acquisition, Inc.) Original Term Loan (First Lien), 3.52% – 3.75%, 7/30/14	USD	990	$815,925
Solutia Inc. Loan, 7.25%, 2/28/14		709	701,665

			4,542,590

Diversified Telecommunication Services — 2.2%
Wind Finance SL SA Euro Facility (Second Lien), 7.25%, 12/17/14	EUR	5,258	7,559,814

Food & Staples Retailing — 0.6%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15	USD	2,050	2,121,750

Health Care Providers & Services — 2.0%
HCA Inc., Tranche A-1 Term Loan, 2.10%, 11/17/12		5,820	5,433,456
Rotech Healthcare Inc., Term Loan, 6.26%, 9/26/11		2,872	1,378,673

			6,812,129

Hotels, Restaurants & Leisure — 0.8%
Travelport LLC (fka Travelport Inc.), Loan 8.49%, 3/27/12		4,882	2,733,918

IT Services — 0.1%
First Data Corp., Initial Tranche B-1 Term Loan, 3.01% – 3.02%, 9/24/14		349	290,854

Independent Power Producers & Energy Traders — 1.8%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.78% – 3.79%, 10/10/14		346	262,658
Initial Tranche B-2 Term Loan, 3.78% – 3.79%, 10/10/14		1,875	1,425,219
Initial Tranche B-3 Term Loan, 3.78% – 3.79%, 10/10/14		5,895	4,461,253

			6,149,130

Machinery — 1.1%
Navistar Financial Corp., Tranche A Term Loan, 2.31%, 1/19/10		750	727,500
Navistar International Corp., Revolving Credit-Linked Deposit, 3.35% – 3.51%, 1/19/10		850	790,500
Navistar International Corp., Term Advance, 3.51%, 1/19/12		2,335	2,171,550

			3,689,550

Media — 3.2%
Affinion Group Holdings, Inc. Loan, 8.27%, 3/01/10		681	595,851
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,723	2,613,600
HMH Publishing Co. Ltd, Mezzanine, 17.50%, 11/14/14		10,746	1,611,862
HMH Publishing Co. Ltd, Tranche A Term Loan, 5.26%, 6/12/14		3,977	3,077,250
NV Broadcasting, LLC Second Lien, 11.63%, 11/03/14 (a)(c)		1,750	17,500
NV Broadcasting, LLC Term Loan (DIP), 13.00%, 7/14/12		98	96,525
Newsday, LLC, Fixed Rate Term Loan, 9.75%, 8/01/13		1,250	1,271,875
Virgin Media Investment Holdings Ltd. C Facility, 3.62%, 7/17/13	GBP	480	687,646
World Color Press Inc. and World Color (USA) Corp. (fka Quebecor World Inc.) Advance, 9.00%, 7/23/12	USD	800	794,000

			10,766,109

Floating Rate Loan Interests		Par (000)	Value

Multiline Retail — 0.1%
The Neiman Marcus Group Inc., Term Loan, 2.28% – 2.63%, 4/06/13	USD	210	$172,875

Oil, Gas & Consumable Fuels — 0.7%
Turbo Beta Ltd. Dollar Facility, 14.50%, 3/15/18		3,681	2,576,724

Paper & Forest Products — 0.2%
NewPage Corp., Term Loan, 8.69%, 12/22/14		487	451,459
Verso Paper Finance Holdings LLC Loan, 6.73% – 7.48%, 2/01/13		1,889	377,852

			829,311

Real Estate Management & Development — 0.2%
Realogy Corp., Initial Term B Loan, 3.25%, 10/10/13		635	484,067
Realogy Corp., Synthetic LC, 3.28%, 10/10/13		203	155,053

			639,120

Specialty Retail — 0.1%
Claire’s Stores, Term Loan B, 2.75%, 5/29/14		450	293,143

Total Floating Rate Loan Interests — 17.9%			61,165,906

Other Interests (k)	Beneficial Interest (000)

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.	950	95

Media — 0.0%
Adelphia Escrow	1,300	130
Adelphia Recovery Trust	1,630	6,522

		6,652

Total Other Interests — 0.0%		6,747

Preferred Stocks	Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0% (a)(b)(g)	59,235	1

Total Preferred Stocks — 0.0%		1

Warrants (l)

Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)	54,577	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (expires 4/29/14)	802	8

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires 3/26/19) (b)	67,691	1

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)	2	—

Total Warrants — 0.0%		10

Total Long-Term Investments (Cost — $452,194,238) — 114.3%		390,463,678

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, 0.22% (m)(n)	2,267,254	$2,267,254

Total Short-Term Securities (Cost — $2,267,254) — 0.7%		2,267,254

Total Investments (Cost — $454,461,492*) — 115.0%		392,730,932
Liabilities in Excess of Other Assets — (15.0)%		(51,315,684)

Net Assets — 100.0%		$341,415,248

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$457,405,694

Gross unrealized appreciation	$13,264,918
Gross unrealized depreciation	(77,939,680)

Net unrealized depreciation	$(64,674,762)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date.

(h)	All or a portion of the security has been pledged as collateral in connection with open swaps.

(i)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(m)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	$2,267,254	$5,026
BlackRock Liquidity Series, LLC Cash Sweep Series	$(14,277,183)	$29,243

(n)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of August 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	748,122	EUR	530,000	UBS AG	9/16/09	$(11,707)
USD	18,198,358	EUR	13,039,000	Citibank NA	9/16/09	(494,850)
USD	317,718	CAD	345,000	Barclays Bank Plc	10/28/09	2,549
USD	1,643,490	GBP	1,005,500	Citibank NA	10/28/09	6,719

Total						$(497,289)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Black & Decker Corp.	2.93%	Goldman Sachs Bank USA	March 2014	USD	900	$(52,828)
Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank NA	March 2014	USD	500	(95,335)
Macy’s, Inc.	8.05%	Goldman Sachs Bank USA	March 2014	USD	900	(169,035)
Masco Corp.	5.85%	Goldman Sachs Bank USA	March 2014	USD	1,300	(171,962)
Mohawk Industries, Inc.	4.70%	Goldman Sachs Bank USA	March 2014	USD	1,300	(142,327)
Tyson Foods, Inc.	4.25%	Goldman Sachs Bank USA	March 2014	USD	500	(46,642)
Centex Corp.	1.00%	Deutsche Bank AG	June 2014	USD	400	(13,655)
First Data Corp.	5.00%	Credit Suisse International	June 2014	USD	400	(35,086)
Lennar Corp.	5.75%	JPMorgan Chase Bank NA	June 2014	USD	450	(54,139)
Standard Pacific Corp.	5.00%	JPMorgan Chase Bank NA	June 2014	USD	825	(3,022)
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD	475	2,689
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD	325	1,823
Centex Corp.	1.00%	Deutsche Bank AG	September 2014	USD	288	(2,301)
Limited Brands, Inc.	1.00%	Goldman Sachs Bank USA	September 2014	USD	1,650	17,563
Limited Brands, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	USD	150	1,714
Pulte Homes, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	USD	575	9,131
Standard Pacific Corp.	5.00%	Credit Suisse International	September 2014	USD	600	24,909
Standard Pacific Corp.	5.00%	Credit Suisse International	September 2014	USD	305	11,152
Meritage Homes Corp.	5.00%	Credit Suisse International	June 2015	USD	400	(16,322)

Total						$(733,673)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	37

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Ford Motor Co.	3.80%	UBS AG	March 2010	CCC–	USD	1,590	$(51,082)
Ford Motor Co.	5.00%	Goldman Sachs Bank USA	June 2010	CCC–	USD	6,330	(231,239)
Beazer Homes USA, Inc.	5.00%	Credit Suisse International	June 2011	D	USD	250	4,025
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase Bank NA	September 2011	D	USD	175	1,137
Beazer Homes USA, Inc.	5.00%	Goldman Sachs Bank USA	September 2011	D	USD	325	(1,059)
Beazer Homes USA, Inc.	5.00%	Credit Suisse International	September 2011	D	USD	400	5,069
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	BB–	USD	288	(19)

Total							$(273,168)

[1]	Using Standard & Poor’s ratings of the issuer.

[2]	The maximum potential amount the Trust may be required to pay should a negative credit event take place as defined under the terms of the agreement.

•	Currency Abbreviations:

	CAD	Canadian Dollar
	EUR	Euro
	GBP	British Pound
	USD	US Dollar

•

Effective September 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Short-Term Securities	$2,267,254
Long-Term Investments:
Common Stocks	6,882,759

Total Level 1	9,150,013

Level 2
Long-Term Investments:
Common Stocks	318,792
Corporate Bonds	319,890,989
Floating Rate Loan Interests	27,743,711

Total Level 2	347,953,492

Level 3
Long-Term Investments:
Common Stocks	672
Corporate Bonds	2,197,802
Floating Rate Loan Interests	33,422,195
Other Interests	6,747
Preferred Stocks	1
Warrants	10

Total Level 3	35,627,427

Total	$392,730,932

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	—	—
Level 2	$88,480	$(1,592,610)
Level 3	—	—

Total	$88,480	$(1,592,610)

[1]	Other financial instruments are swaps and foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Total

Balance, as of August 31, 2008	—	—	$2,993,219	$6,652	—	—	$2,999,871
Accrued discounts/premiums	—	—	—	—	—	—	—
Realized gain (loss)	—	—	(1,418,436)	—	—	—	(1,418,436)
Change in unrealized appreciation (depreciation)[2]	—	(82,228)	9,088,936	—	—	—	9,006,708
Net purchases (sales)	—	—	(7,349,682)	—	—	—	(7,349,682)
Net transfers in/out of Level 3	$672	$2,280,030	30,108,158	95	$1	$10	32,388,966

Balance, as of August 31, 2009	$672	$2,197,802	$33,422,195	$6,747	$1	$10	$35,627,427

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Building Products — 0.7%
Masonite Worldwide Holdings		18,248	$738,133

Machinery — 0.0%
Goss Holdings Inc. Class B (a)		64,467	—

Total Common Stocks — 0.7%			738,133

Corporate Bonds	Par (000)

Aerospace & Defense — 0.1%
L-3 Communications Corp., 5.88%, 1/15/15	USD	140	130,900

Airlines — 1.4%
American Airlines Pass Through Trust:
Series 99-1, 7.32%, 4/15/11		280	275,800
Series 01-02, 7.86%, 4/01/13		160	152,800
Continental Airlines, Inc. Series 2003-RJ, 7.88%, 1/02/20		331	217,089
United Air Lines, Inc., 12.75%, 7/15/12		850	816,000

			1,461,689

Auto Components — 1.9%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)		305	274,500
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11		690	686,550
8.63%, 12/01/11		392	395,920
Lear Corp., 8.75%, 12/01/16 (a)(c)		180	97,200
Stanadyne Corp., Series 1, 10.00%, 8/15/14		525	421,313

			1,875,483

Automobiles — 1.3%
Ford Capital BV, 9.50%, 6/01/10		1,330	1,316,700

Building Products — 0.6%
CPG International I, Inc., 10.50%, 7/01/13		540	386,100
Ply Gem Industries, Inc., 11.75%, 6/15/13		300	250,500

			636,600

Capital Markets — 0.3%
E*Trade Financial Corp.:
12.50%, 11/30/17 (d)		53	53,662
Series A, 2.70%, 8/31/19 (e)(f)		170	290,488

			344,150

Chemicals — 3.2%
American Pacific Corp., 9.00%, 2/01/15		400	361,000
Ames True Temper, Inc., 4.51%, 1/15/12 (g)		1,070	941,600
Innophos, Inc., 8.88%, 8/15/14		1,170	1,134,900
MacDermid, Inc., 9.50%, 4/15/17 (b)		555	466,200
Olin Corp., 8.88%, 8/15/19		140	141,400
Terra Capital, Inc. Series B, 7.00%, 2/01/17		235	221,488

			3,266,588

Commercial Services & Supplies — 3.0%
ISS Financing, 11.00%, 6/15/14	EUR	105	154,669
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	USD	275	287,375
Scientific Games International, Inc., 9.25%, 6/15/19 (b)		390	399,750

Corporate Bonds	Par (000)		Value

Commercial Services & Supplies (concluded)
Waste Services, Inc., 9.50%, 4/15/14	USD	800	$792,000
West Corp.:
9.50%, 10/15/14		375	345,938
11.00%, 10/15/16		1,115	1,028,588

			3,008,320

Construction Materials — 0.9%
Nortek, Inc., 10.00%, 12/01/13		960	892,800

Consumer Finance — 1.7%
Ford Motor Credit Co. LLC:
8.63%, 11/01/10		140	139,854
3.26%, 1/13/12 (g)		145	120,712
7.80%, 6/01/12		1,500	1,387,569
8.00%, 12/15/16		100	87,614

			1,735,749

Containers & Packaging — 5.6%
Berry Plastics Holding Corp., 4.50%, 9/15/14 (g)		300	216,000
Crown Americas LLC, 7.75%, 11/15/15		255	252,450
Crown European Holdings SA, 6.25%, 9/01/11	EUR	36	51,610
Graphic Packaging International, Inc.:
9.50%, 8/15/13	USD	15	15,037
9.50%, 6/15/17 (b)		490	502,250
Impress Holdings BV, 3.63%, 9/15/13 (b)(g)		775	708,156
Owens Brockway Glass Container, Inc.:
8.25%, 5/15/13		2,600	2,626,000
6.75%, 12/01/14	EUR	70	97,342
Pregis Corp., 12.38%, 10/15/13	USD	1,034	930,600
Solo Cup Co., 10.50%, 11/01/13 (b)		225	236,250

			5,635,695

Diversified Financial Services — 6.7%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		240	250,800
Bank of America Corp., 5.65%, 5/01/18		300	290,083
CIT Group, Inc.:
0.76%, 3/12/10		65	40,625
4.75%, 12/15/10		210	127,171
5.00%, 2/01/15		500	281,378
FCE Bank Plc:
7.13%, 1/16/12	EUR	1,300	1,686,642
7.13%, 1/15/13		450	564,484
Series JD, 2.12%, 9/30/09 (g)		125	177,633
GMAC LLC (b):
7.25%, 3/02/11	USD	400	375,500
6.88%, 9/15/11		300	276,750
6.88%, 8/28/12		819	712,530
2.56%, 12/01/14 (g)		356	274,120
6.75%, 12/01/14		750	615,000
8.00%, 11/01/31		660	509,850
Leucadia National Corp., 8.13%, 9/15/15		600	588,000

			6,770,566

Diversified Telecommunication Services — 7.7%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		480	412,800
Cincinnati Bell, Inc., 7.25%, 7/15/13		1,945	1,886,650
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		580	588,700

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	39

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services (concluded)
Qwest Communications International, Inc.:
7.50%, 2/15/14	USD	910	$878,150
3.50%, 11/15/25 (e)		350	346,500
Series B, 7.50%, 2/15/14		640	617,600
Qwest Corp.:
3.88%, 6/15/13 (g)		850	786,250
8.38%, 5/01/16 (b)		200	202,000
Wind Acquisition Finance SA, 10.75%, 12/01/15 (b)		850	913,750
Windstream Corp.:
8.13%, 8/01/13		545	545,000
8.63%, 8/01/16		605	607,269

			7,784,669

Electric Utilities — 1.4%
Elwood Energy LLC, 8.16%, 7/05/26		420	367,188
NSG Holdings LLC, 7.75%, 12/15/25 (b)		565	471,775
Salton Sea Funding Corp. Series E, 8.30%, 5/30/11		549	557,149

			1,396,112

Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 7.75%, 7/15/16		140	137,725
Sanmina-SCI Corp., 8.13%, 3/01/16		130	112,125

			249,850

Energy Equipment & Services — 1.4%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		135	128,250
7.75%, 5/15/17		220	207,900
North American Energy Partners, Inc., 8.75%, 12/01/11		810	745,200
Transocean, Inc. Series A, 1.63%, 12/15/37 (e)		370	359,825

			1,441,175

Food & Staples Retailing — 0.3%
Duane Reade, Inc., 11.75%, 8/01/15 (b)		80	80,800
Rite Aid Corp., 9.75%, 6/12/16 (b)		195	206,212

			287,012

Food Products — 0.5%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		330	336,600
Tyson Foods, Inc., 10.50%, 3/01/14		145	161,675

			498,275

Health Care Equipment & Supplies — 2.4%
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15 (d)		610	503,250
DJO Finance LLC, 10.88%, 11/15/14		1,300	1,248,000
Hologic, Inc., 2.00%, 12/15/37 (e)(h)		820	662,150

			2,413,400

Health Care Providers & Services — 1.0%
Community Health Systems, Inc. Series WI, 8.88%, 7/15/15		95	95,356
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		637	652,925
10.00%, 5/01/18		257	276,918

			1,025,199

Corporate Bonds	Par (000)		Value

Hotels, Restaurants & Leisure — 3.4%
American Real Estate Partners LP, 7.13%, 2/15/13	USD	850	$807,500
Gaylord Entertainment Co.:
8.00%, 11/15/13		1,110	1,012,875
6.75%, 11/15/14		450	379,125
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(c)		649	139,535
Harrah’s Operating Co., Inc., 10.00%, 12/15/18 (b)		424	296,800
MGM Mirage, 11.13%, 11/15/17 (b)		390	422,175
Scientific Games Corp., 0.75%, 12/01/24 (e)		140	137,025
Travelport LLC:
4.99%, 9/01/14 (g)		75	54,375
9.88%, 9/01/14		100	84,750
Tropicana Entertainment LLC Series WI, 9.63%, 12/15/14 (a)(c)		215	134
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(c)		585	59,963

			3,394,257

Household Durables — 1.0%
Beazer Homes USA, 8.38%, 4/15/12		430	324,650
Beazer Homes USA, Inc.:
8.13%, 6/15/16		60	37,200
4.63%, 6/15/24 (e)		60	49,500
Jarden Corp., 8.00%, 5/01/16		190	194,750
KB Home:
6.38%, 8/15/11		15	14,850
9.10%, 9/15/17		160	163,200
Standard Pacific Corp.:
6.25%, 4/01/14		50	39,250
7.00%, 8/15/15		95	74,575
Toll Brothers Finance Corp., 8.91%, 10/15/17		111	123,583

			1,021,558

IT Services — 2.4%
Alliance Data Systems Corp., 1.75%, 8/01/13 (b)(e)		660	587,400
First Data Corp.:
9.88%, 9/24/15		80	68,400
11.25%, 3/31/16 (b)		1,155	883,575
iPayment, Inc., 9.75%, 5/15/14		335	216,075
iPayment Investors LP, 12.75%, 7/15/14 (b)(d)		1,705	426,188
SunGard Data Systems, Inc., 10.63%, 5/15/15 (b)		270	278,775

			2,460,413

Independent Power Producers & Energy Traders — 3.5%
AES Eastern Energy LP Series 99-B, 9.67%, 1/02/29		290	249,400
AES Red Oak LLC Series B, 9.20%, 11/30/29		1,250	1,118,750
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		460	457,700
Energy Future Holdings Corp., 11.25%, 11/01/17 (d)		1,696	970,787
NRG Energy, Inc.:
7.25%, 2/01/14		100	97,250
7.38%, 2/01/16		370	353,812
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16 (d)		454	267,970

			3,515,669

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Industrial Conglomerates — 1.6%
Sequa Corp. (b):
11.75%, 12/01/15	USD	1,150	$724,500
13.50%, 12/01/15 (d)		1,712	894,399

			1,618,899

Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		800	730,000
USI Holdings Corp., 4.32%, 11/15/14 (b)(g)		310	239,475

			969,475

Leisure Equipment & Products — 0.2%
Brunswick Corp., 11.25%, 11/01/16 (b)		225	235,688

Life Sciences Tools & Services — 0.1%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 (b)		100	102,000

Machinery — 2.5%
AGY Holding Corp., 11.00%, 11/15/14		890	703,100
Accuride Corp., 8.50%, 2/01/2015 (a)(c)		340	68,000
CPM Holdings, Inc., 10.63%, 9/01/14 (b)		100	101,000
RBS Global, Inc.:
9.50%, 8/01/14 (b)		99	91,080
8.88%, 9/01/16		295	236,737
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (b)		1,720	1,290,000

			2,489,917

Marine — 0.4%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)		255	185,513
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		254	222,250

			407,763

Media — 10.3%
Affinion Group, Inc.:
10.13%, 10/15/13		1,045	1,038,469
10.13%, 10/15/13 (b)		175	173,906
CCO Holdings LLC, 8.75%, 11/15/13		515	520,150
CMP Susquehanna Corp., 4.75%, 5/15/14 (b)		69	1,380
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		180	182,700
Charter Communications Holdings II, LLC:
10.25%, 9/15/10 (a)(c)		170	188,913
8.38%, 4/30/14 (b)		30	30,375
Series B, 10.25%, 9/15/10 (a)(c)		455	505,619
Clear Channel Communications, Inc.:
5.00%, 3/15/12		100	49,000
5.75%, 1/15/13		35	13,650
11.00%, 8/01/16 (d)		610	152,500
EchoStar DBS Corp., 7.00%, 10/01/13		192	188,160
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)		160	114,400
9.50%, 5/15/15 (b)		190	161,500
Intelstat Corp., 9.25%, 6/15/16		930	941,625
Intelsat Subsidiary Holding Co. Ltd., 8.88%, 1/15/15 (b)		130	130,325
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17 (g)		304	115,520
Network Communications, Inc., 10.75%, 12/01/13		830	168,075

Corporate Bonds	Par (000)		Value

Media (concluded)
Nielsen Finance LLC:
11.63%, 2/01/14	USD	110	$109,175
10.00%, 8/01/14		850	803,250
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(c)(e)		1,427	570,962
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		1,813	1,894,585
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		1,640	1,492,400
UPC Holdings BV., 9.88%, 4/15/18 (b)		300	303,375
Virgin Media, Inc., 6.50%, 11/15/16 (b)(e)		550	498,438

			10,348,452

Metals & Mining — 3.5%
Aleris International, Inc. (a)(c):
9.00%, 12/15/14		200	500
10.00%, 12/15/16		680	1,700
Anglo American Capital Plc, 9.38%, 4/08/19 (b)		175	204,750
Drummond Co., Inc., 7.38%, 2/15/16 (b)		105	92,400
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		240	253,200
10.63%, 9/01/16		735	790,125
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17 (g)		210	218,925
Novelis, Inc., 11.50%, 2/15/15 (b)		325	314,437
Ryerson, Inc.:
7.86%, 11/01/14 (g)		180	153,000
12.00%, 11/01/15		100	92,000
Steel Dynamics, Inc., 7.38%, 11/01/12		380	373,350
Teck Resources Ltd.:
10.25%, 5/15/16		145	160,225
10.75%, 5/15/19		550	626,313
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		295	277,300

			3,558,225

Multiline Retail — 0.3%
Dollar General Corp.:
10.63%, 7/15/15		135	149,850
11.88%, 7/15/17 (d)		95	106,637

			256,487

Oil, Gas & Consumable Fuels — 9.4%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		145	145,000
Atlas Energy Operating Co. LLC, 12.13%, 8/01/17		225	237,375
Atlas Energy Resources LLC, 10.75%, 2/01/18 (b)		485	489,850
Berry Petroleum Co., 8.25%, 11/01/16		275	244,750
Bill Barrett Corp., 9.88%, 7/15/16		115	119,600
Chesapeake Energy Corp.:
9.50%, 2/15/15		255	260,100
6.38%, 6/15/15		350	318,938
6.63%, 1/15/16		235	213,556
7.25%, 12/15/18		260	237,900
2.25%, 12/15/38 (e)		375	251,719
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		85	86,275
10.25%, 12/15/15		520	366,600

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	41

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Corral Finans AB, 2.01%, 4/15/10 (b)(d)	USD	754	$548,167
Denbury Resources, Inc., 7.50%, 12/15/15		75	73,125
EXCO Resources, Inc., 7.25%, 1/15/11		1,045	1,024,100
Encore Acquisition Co., 6.00%, 7/15/15		130	111,800
Forest Oil Corp., 7.25%, 6/15/19		1,100	1,034,000
Massey Energy Co., 3.25%, 8/01/15 (e)		615	459,713
OPTI Canada, Inc., 8.25%, 12/15/14		890	578,500
PetroHawk Energy Corp.:
10.50%, 8/01/14 (b)		275	294,250
7.88%, 6/01/15		210	203,700
Range Resources Corp., 8.00%, 5/15/19		200	204,000
Sabine Pass LNG LP, 7.50%, 11/30/16		210	170,100
SandRidge Energy, Inc. (b):
9.88%, 5/15/16		200	200,000
8.00%, 6/01/18		455	411,775
Whiting Petroleum Corp., 7.25%, 5/01/13		1,155	1,143,450

			9,428,343

Paper & Forest Products — 2.5%
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		185	198,181
Domtar Corp., 7.88%, 10/15/11		7	7,184
Georgia-Pacific Corp., 8.13%, 5/15/11		75	77,062
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		755	762,550
International Paper Co., 9.38%, 5/15/19		250	280,926
NewPage Corp., 10.00%, 5/01/12		1,200	651,000
Norske Skog Canada Ltd., 7.38%, 3/01/14		175	70,000
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		160	156,800
Series B, 4.23%, 8/01/14 (g)		130	72,800
Series B, 9.13%, 8/01/14		390	254,475

			2,530,978

Pharmaceuticals — 0.9%
Angiotech Pharmaceuticals, Inc., 4.11%, 12/01/13 (g)		710	596,400
Elan Finance Plc, 8.88%, 12/01/13		75	72,375
Valeant Pharmaceuticals International, 8.38%, 6/15/16 (b)		260	263,900

			932,675

Professional Services — 0.3%
FTI Consulting, Inc., 7.75%, 10/01/16		275	268,125

Real Estate Investment Trusts (REITs) — 0.3%
HCP, Inc., 5.65%, 12/15/13		210	202,322
iStar Financial, Inc. Series B, 5.13%, 4/01/11		110	59,400

			261,722

Real Estate Management & Development — 0.4%
Realogy Corp.:
10.50%, 4/15/14		285	169,575
12.38%, 4/15/15		639	258,795

			428,370

Semiconductors & Semiconductor Equipment — 0.5%
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(c)		550	488,125

Software — 0.0%
BMS Holdings, Inc., 8.35%, 2/15/12 (b)(d)(g)		218	3,500

Specialty Retail — 3.1%
Asbury Automotive Group, Inc., 7.63%, 3/15/17		240	196,800
General Nutrition Centers, Inc.:
6.40%, 3/15/14 (g)		800	704,000
10.75%, 3/15/15		895	845,775
Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)(i)		470	333,113

Corporate Bonds	Par (000)		Value

Specialty Retail (concluded)
Layzdays RV Center, Inc., 11.75%, 5/15/12 (a)(c)	USD	2,275	$22,750
Limited Brands, Inc., 8.50%, 6/15/19 (b)		70	70,912
Michaels Stores, Inc., 11.38%, 11/01/16		415	356,900
United Auto Group, Inc., 7.75%, 12/15/16		710	624,800

			3,155,050

Textiles, Apparel & Luxury Goods — 0.8%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	400	547,639
Quiksilver, Inc., 6.88%, 4/15/15	USD	350	222,250

			769,889

Thrifts & Mortgage Finance — 0.7%
Residential Capital Corp., 8.38%, 6/30/10		1,140	735,300

Wireless Telecommunication Services — 6.9%
American Tower Corp., 7.13%, 10/15/12		1,000	1,011,250
Cricket Communications, Inc.:
9.38%, 11/01/14		1,090	1,027,325
10.00%, 7/15/15		420	406,350
Crown Castle International Corp., 9.00%, 1/15/15		195	202,800
Digicel Group Ltd. (b):
8.88%, 1/15/15		690	615,825
9.13%, 1/15/15 (e)		1,320	1,163,250
FiberTower Corp., 9.00%, 11/15/12 (e)		317	163,789
iPCS, Inc., 2.61%, 5/01/13 (g)		330	270,600
MetroPCS Wireless, Inc., 9.25%, 11/01/14		955	937,093
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		730	653,350
Series F, 5.95%, 3/15/14		50	42,000
Sprint Capital Corp.:
7.63%, 1/30/11		410	410,512
6.88%, 11/15/28		80	58,200

			6,962,344

Total Corporate Bonds — 97.7%			98,514,156

Floating Rate Loan Interests

Auto Components — 1.6%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14		1,036	884,384
Dana Holding Corp., Term Advance, 7.25%, 1/31/15		792	606,094
Delphi Corp. (a)(c):
Initial Tranche Term Loan C, 8.50%, 12/31/09		271	149,125
Subsequent Tranche Term Loan C, 8.50%, 12/31/09		29	15,875

			1,655,478

Building Products — 1.3%
CPG International, I Inc., Term Loan, 5.27%, 2/28/11		1,485	1,336,432

Chemicals — 1.1%
PQ Corp. (fka Niagara Acquisition, Inc.), Loan (Second Lien), 6.77%, 7/30/15		1,500	825,000
Solutia Inc., Loan, 7.25%, 2/28/14		224	221,578

			1,046,578

Diversified Telecommunication Services — 0.9%
Wind Finance SL SA Euro Facility (Second Lien), 7.25%, 12/17/14		600	862,746

Food & Staples Retailing — 0.6%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/04/15		600	621,000

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value

Health Care Providers & Services — 2.0%
HCA Inc., Tranche A-1 Term Loan, 2.10%, 11/17/12	USD	1,700	$1,587,494
Rotech Healthcare Inc., Term Loan, 6.26%, 9/26/11		878	421,428

			2,008,922

Hotels, Restaurants & Leisure — 1.1%
Travelport LLC (fka Travelport Inc.), Loan, 8.49%, 3/27/12		2,004	1,122,063

Independent Power Producers & Energy Traders — 1.5%
Texas Competitive Electric Holdings Co., LLC (TXU) Initial:
Tranche B-2 Term Loan, 3.78% – 3.79%, 10/10/14		543	412,378
Tranche B-3 Term Loan, 3.78% – 3.79%, 10/10/14		1,474	1,115,313

			1,527,691

Machinery — 1.1%
Navistar Financial Corp., Tranche A Term Loan, 2.31%, 1/19/10		250	242,500
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.51%, 1/19/12		245	227,850
Term Advance, 3.51%, 1/19/12		680	632,400

			1,102,750

Media — 2.8%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		743	712,800
HMH Publishing Co. Ltd. (fka Education Media):
Mezzanine, 17.50%, 11/14/14		2,828	424,174
Tranche A Term Loan, 5.26%, 6/12/14		1,097	848,944
Newsday, LLC, Fixed Rate Term Loan, 9.75%, 8/01/13		450	457,875
NTL Cable, Second Lien, 4.19%, 3/04/13		145	207,726
World Color Press Inc. and World Color (USA) Corp. (fka Quebecor World Inc.), Advance, 9.00%, 7/23/12		200	198,500

			2,850,019

Multiline Retail — 0.0%
The Neiman Marcus Group Inc., Term Loan, 2.28% – 2.63%, 4/06/13		60	49,393

Oil, Gas & Consumable Fuels — 0.7%
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		1,023	715,757

Paper & Forest Products — 0.1%
Verso Paper Finance Holdings LLC, Loan, 6.73%, 2/01/13		451	90,262

Specialty Retail — 0.1%
Claire’s Stores, Term Loan B, 3.11%, 5/29/14		135	87,943

Total Floating Rate Loan Interests — 14.9%			15,077,034

Other Interests (j)	Beneficial Interest (000)		Value

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.	USD	5	$953

Total Other Interests — 0.0%			953

Preferred Stocks	Shares

Containers & Packaging — 0.2%
Smurfit-Stone Container Corp., 7.00% (d)(e)		30,000	184,500

Diversified Financial Services — 0.1%
Preferred Blocker, Inc., 7.00% (b)		280	130,261

Independent Power Producers & Energy Traders — 0.7%
NRG Energy, Inc., 4.00%		500	671,250

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)		16,138	—
Emmis Communications Corp. Class A, 6.25% (e)		10,300	38,625

			38,625

Total Preferred Stocks — 1.0%			1,024,636

Warrants (l)

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires 3/26/19) (b)		18,441	—

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		1	—

Total Warrants — 0.0%			—

Total Long-Term Investments (Cost — $133,616,852) — 114.3%			115,354,912

Short-Term Securities

BlackRock Liquidity Funds, TempFund, 0.22% (m)(n)		1,250,194	1,250,194

Total Short-Term Securities (Cost — $1,250,194) — 1.2%			1,250,194

Total Investments (Cost — $134,867,046*) — 115.5%			116,605,106
Liabilities in Excess of Other Assets — (15.5)%			(15,683,820)

Net Assets — 100.0%			$100,921,286

*			The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost			$135,240,896

Gross unrealized appreciation			$4,068,541
Gross unrealized depreciation			(22,704,331)

Net unrealized depreciation			$(18,635,790)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Convertible security.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	43

Schedule of Investments (concluded)	BlackRock High Income Shares (HIS)

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield as of report date.

(i)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(m)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity		Income

BlackRock Liquidity Funds, TempFund	USD	1,250,194	$6,145

(n)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classification for reporting ease.

•	Foreign currency exchange contracts as of August 31, 2009 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD 4,201,608	EUR	3,007,500	Citibank NA	9/16/09	$(110,059)

•	Currency Abbreviations:

EUR	Euro
USD	US Dollar

•

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Short-Term Securities	$1,250,194
Long-Term Investments:
Common Stocks	738,133
Preferred Stocks	38,625

Total Level 1	2,026,952

Level 2
Long-Term Investments:
Corporate Bonds	96,050,376
Floating Rate Loan Interests	6,201,262
Preferred Stocks	986,011

Total Level 2	103,237,649

Level 3
Long-Term Investments:
Corporate Bonds	2,463,780
Floating Rate Loan Interests	8,875,772
Other Interests	953

Total Level 3	11,340,505

Total	$116,605,106

Valuation Inputs	Other Financial Instruments[1]

Liabilities

Level 1	—
Level 2	$(110,059)
Level 3	—

Total	$(110,059)

[1]	Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total

Balance, as of August 31, 2008	—	$605,133	$1,592	$606,725
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	45,038	—	45,038
Change in unrealized appreciation (depreciation)[2]	(347,818)	64,789	(639)	(283,668)
Net purchases (sales)	—	(703,029)	—	(703,029)
Net transfers in/out of Level 3	$2,811,598	8,863,841	—	11,675,439

Balance, as of August 31, 2009	$2,463,780	$8,875,772	$953	$11,340,505

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Building Products — 0.8%
Masonite Worldwide Holdings (a)	7,299	$295,245

Capital Markets — 0.4%
E*Trade Financial Corp. (a)	89,000	156,640

Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd.	2,234	3,224
Ainsworth Lumber Co. Ltd. (b)	2,507	3,607

		6,831

Specialty Retail — 0.0%
Mattress Discounters Corp. (a)	14,992	—

Total Common Stocks — 1.2%		458,716

	Par
Corporate Bonds	(000)

Aerospace & Defense — 0.0%
L-3 Communications Corp., 5.88%, 1/15/15	$20	18,700

Air Freight & Logistics — 0.1%
Park-Ohio Industries, Inc., 8.38%, 11/15/14	85	53,656

Airlines — 1.0%
American Airlines, Inc., Pass Through Trust:
Series 99-1, 7.32%, 4/15/11	95	93,575
Series 01-02, 7.86%, 4/01/13	20	19,100
Continental Airlines, Inc. Series 2003-RJ, 7.88%, 1/02/20	41	27,136
United Air Lines, Inc., 12.75%, 7/15/12	250	240,000

		379,811

Auto Components — 2.0%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)	109	98,100
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11	235	233,825
8.63%, 12/01/11	101	102,010
Lear Corp., 8.75%, 12/01/16 (a)(c)	65	35,100
Stanadyne Corp. Series 1, 10.00%, 8/15/14	350	280,875

		749,910

Automobiles — 1.4%
Ford Capital BV, 9.50%, 6/01/10	520	514,800

Building Products — 0.6%
CPG International I, Inc., 10.50%, 7/01/13	150	107,250
Ply Gem Industries, Inc., 11.75%, 6/15/13	130	108,550

		215,800

Capital Markets — 0.7%
E*Trade Financial Corp.:
12.50%, 11/30/17 (d)	22	22,275
Series A, 2.50%, 8/31/19 (e)(f)	71	121,321
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)	174	73,080
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(d)	73	17,500
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(d)	50	13,032

		247,208

Chemicals — 3.0%
American Pacific Corp., 9.00%, 2/01/15	140	126,350
Ames True Temper, Inc., 4.51%, 1/15/12 (g)	265	233,200
Innophos, Inc., 8.88%, 8/15/14	545	528,650
MacDermid, Inc., 9.50%, 4/15/17 (b)	195	163,800
Olin Corp., 8.88%, 8/15/19	50	50,500
Terra Capital, Inc., Series B, 7.00%, 2/01/17	30	28,275

		1,130,775

	Par
Corporate Bonds	(000)	Value

Commercial Services & Supplies — 3.3%
Altegrity, Inc., 10.50%, 11/01/15 (b)	$100	$82,750
DI Finance Series B, 9.50%, 2/15/13	201	203,764
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	100	104,500
Scientific Games International, Inc., 9.25%, 6/15/19 (b)	100	102,500
Waste Services, Inc., 9.50%, 4/15/14	185	183,150
West Corp.:
9.50%, 10/15/14	125	115,313
11.00%, 10/15/16	475	438,188

		1,230,165

Construction Materials — 0.9%
Nortek, Inc., 10.00%, 12/01/13	375	348,750

Consumer Finance — 1.5%
Ford Motor Credit Co. LLC:
3.26%, 1/13/12 (g)	110	91,575
7.80%, 6/01/12	500	462,523

		554,098

Containers & Packaging — 3.0%
Berry Plastics Holding Corp., 4.50%, 9/15/14 (g)	75	54,000
Cascades, Inc., 7.25%, 2/15/13	175	164,937
Crown Americas LLC, 7.75%, 11/15/15	85	84,150
Graphic Packaging International, Inc.:
9.50%, 8/15/13	5	5,013
9.50%, 6/15/17 (b)	205	210,125
Impress Holdings BV, 3.63%, 9/15/13 (b)(g)	270	246,713
Pregis Corp., 12.38%, 10/15/13	310	279,000
Solo Cup Co., 10.50%, 11/01/13 (b)	80	84,000

		1,127,938

Diversified Financial Services — 3.3%
CDX North America High Yield Series 6-T1, 8.63%, 6/29/11 (b)	435	454,575
CIT Group, Inc., 5.00%, 2/01/15	195	109,737
GMAC LLC (b):
6.88%, 9/15/11	100	92,250
2.56%, 12/01/14 (g)	143	110,110
6.75%, 12/01/14	130	106,600
8.00%, 11/01/31	210	162,225
Leucadia National Corp., 8.13%, 9/15/15	200	196,000

		1,231,497

Diversified Telecommunication Services — 7.1%
Asia Global Crossing Ltd., 13.38%, 10/15/10 (a)(c)	2,000	40,000
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	195	167,700
Cincinnati Bell, Inc., 7.25%, 7/15/13	375	363,750
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)	270	274,050
Qwest Communications International, Inc.:
7.50%, 2/15/14	685	661,025
3.50%, 11/15/25 (e)	125	123,750
Series B, 7.50%, 2/15/14	285	275,025
Qwest Corp.:
3.88%, 6/15/13 (g)	230	212,750
8.38%, 5/01/16 (b)	100	101,000
Wind Acquisition Finance SA, 10.75%, 12/01/15 (b)	150	161,250
Windstream Corp.:
8.13%, 8/01/13	130	130,000
8.63%, 8/01/16	110	110,413

		2,620,713

Electric Utilities — 1.4%
Elwood Energy LLC, 8.16%, 7/05/26	416	364,250
NSG Holdings LLC, 7.75%, 12/15/25 (b)	170	141,950

		506,200

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	45

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 7.75%, 7/15/16	$50	$49,188
Sanmina-SCI Corp., 8.13%, 3/01/16	50	43,125

		92,313

Energy Equipment & Services — 1.0%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15	50	47,500
7.75%, 5/15/17	80	75,600
Hornbeck Offshore Services, Inc. Series B, 6.13%, 12/01/14	5	4,575
North American Energy Partners, Inc., 8.75%, 12/01/11	175	161,000
Transocean, Inc. Series A, 1.63%, 12/15/37 (e)	80	77,800

		366,475

Food & Staples Retailing — 0.3%
Duane Reade, Inc., 11.75%, 8/01/15 (b)	30	30,300
Rite Aid Corp., 9.75%, 6/12/16 (b)	75	79,313

		109,613

Food Products — 0.3%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	100	102,000

Health Care Equipment & Supplies — 2.4%
Biomet, Inc., 10.00%, 10/15/17	75	78,750
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15	150	123,750
DJO Finance LLC, 10.88%, 11/15/14	410	393,600
Hologic, Inc., 2.00%, 12/15/37 (e)(h)	350	282,625

		878,725

Health Care Providers & Services — 1.4%
Community Health Systems, Inc. Series WI, 8.88%, 7/15/15	15	15,056
Tenet Healthcare Corp. (b):
9.00%, 5/01/15	279	285,975
10.00%, 5/01/18	109	117,448
Viant Holdings, Inc., 10.13%, 7/15/17 (b)	115	108,100

		526,579

Hotels, Restaurants & Leisure — 3.3%
American Real Estate Partners LP:
8.13%, 6/01/12	300	295,500
7.13%, 2/15/13	185	175,750
Gaylord Entertainment Co.:
8.00%, 11/15/13	80	73,000
6.75%, 11/15/14	280	235,900
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(c)	174	37,410
Harrah’s Operating Co., Inc. (b):
10.00%, 12/15/15	70	50,050
10.00%, 12/15/18	353	247,100
Scientific Games Corp., 0.75%, 12/01/24 (e)(h)	60	58,725
Travelport LLC, 4.99%, 9/01/14 (g)	25	18,125
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(c)	25	16
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(c)	445	45,613

		1,237,189

Household Durables — 0.9%
Beazer Homes USA, Inc.:
8.38%, 4/15/12	160	120,800
8.13%, 6/15/16	25	15,500
4.63%, 6/15/24 (e)	20	16,500
Jarden Corp., 8.00%, 5/01/16	40	41,000

	Par
Corporate Bonds	(000)	Value

Household Durables (concluded)
KB Home, 9.10%, 9/15/17	$60	$61,200
Standard Pacific Corp.:
6.25%, 4/01/14	10	7,850
7.00%, 8/15/15	35	27,475
Toll Brothers Finance Corp., 8.91%, 10/15/17	44	48,988

		339,313

IT Services — 2.4%
Alliance Data Systems Corp., 1.75%, 8/01/13 (b)(e)	250	222,500
First Data Corp.:
9.88%, 9/24/15	30	25,650
11.25%, 3/31/16 (b)	435	332,775
iPayment, Inc., 9.75%, 5/15/14	120	77,400
iPayment Investors LP, 12.75%, 7/15/14 (b)(d)	566	141,458
SunGard Data Systems, Inc., 10.63%, 5/15/15 (b)	100	103,250

		903,033

Independent Power Producers & Energy Traders — 4.5%
AES Eastern Energy LP Series 99-B, 9.67%, 1/02/29	105	90,300
AES Red Oak LLC:
Series A, 8.54%, 11/30/19	121	110,878
Series B, 9.20%, 11/30/29	500	447,500
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)	170	169,150
Energy Future Holdings Corp., 11.25%, 11/01/17 (d)	610	348,895
NRG Energy, Inc.:
7.25%, 2/01/14	130	126,425
7.38%, 2/01/16	280	267,750
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16 (d)	169	93,779

		1,654,677

Industrial Conglomerates — 1.4%
Sequa Corp. (b):
11.75%, 12/01/15	380	239,400
13.50%, 12/01/15 (d)	567	296,076

		535,476

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)	300	273,750
USI Holdings Corp., 4.32%, 11/15/14 (b)(g)	100	77,250

		351,000

Leisure Equipment & Products — 0.6%
Brunswick Corp., 11.25%, 11/01/16 (b)	195	204,262

Machinery — 1.7%
AGY Holding Corp., 11.00%, 11/15/14	200	158,000
Accuride Corp., 8.50%, 2/01/2015	85	17,000
RBS Global, Inc.:
9.50%, 8/01/14 (b)	31	28,520
8.88%, 9/01/16	70	56,175
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (b)	510	382,500

		642,195

Marine — 0.4%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)	95	69,113
Navios Maritime Holdings, Inc., 9.50%, 12/15/14	106	92,750

		161,863

Media — 9.4%
Affinion Group, Inc.:
10.13%, 10/15/13	390	387,562
10.13%, 10/15/13 (b)	65	64,594
CCO Holdings LLC, 8.75%, 11/15/13 (a)(c)	85	85,850
CMP Susquehanna Corp., 4.75%, 5/15/14 (b)	23	460
CSC Holdings, Inc.:
8.50%, 4/15/14 (b)	80	81,200
Series B, 7.63%, 4/01/11	45	45,562

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Media (concluded)
Charter Communications Holdings II, LLC (a)(c):
10.25%, 9/15/10	$165	$183,356
Series B, 10.25%, 9/15/10	65	72,231
Charter Communications Operating, LLC (a)(b)(c):
8.00%, 4/30/12 (i)	30	30,225
8.38%, 4/30/14	110	111,375
EchoStar DBS Corp., 7.00%, 10/01/13	40	39,200
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)	50	35,750
9.50%, 5/15/15	60	51,000
Intelsat Corp., 6.88%, 1/15/28	210	156,450
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17 (g)	150	57,000
Network Communications, Inc., 10.75%, 12/01/13	245	49,613
Nielsen Finance LLC, 10.00%, 8/01/14	350	330,750
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(c)(e)	414	165,622
Rainbow National Services LLC (b):
8.75%, 9/01/12	310	313,100
10.38%, 9/01/14	378	395,010
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	600	546,000
UPC Holdings BV, 9.88%, 4/15/18 (b)	100	101,125
Virgin Media, Inc., 6.50%, 11/15/16 (b)(e)	205	185,781

		3,488,816

Metals & Mining — 3.6%
Aleris International, Inc. (a)(c):
9.00%, 12/15/14	120	300
10.00%, 12/15/16	125	312
Anglo American Capital Plc, 9.38%, 4/08/19 (b)	100	117,000
Drummond Co., Inc., 7.38%, 2/15/16 (b)	40	35,200
FMG Finance Property Ltd. (b):
10.00%, 9/01/13	85	89,675
10.63%, 9/01/16	205	220,375
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17	140	145,950
Novelis, Inc., 11.50%, 2/15/15 (b)	110	106,425
Ryerson, Inc.:
7.86%, 11/01/14 (g)	60	51,000
12.00%, 11/01/15	70	64,400
Steel Dynamics, Inc., 7.38%, 11/01/12	115	112,988
Teck Resources Ltd.:
10.25%, 5/15/16	55	60,775
10.75%, 5/15/19	205	233,444
Vedanta Resources Plc, 9.50%, 7/18/18 (b)	105	98,700

		1,336,544

Multiline Retail — 0.3%
Dollar General Corp.:
10.63%, 7/15/15	50	55,500
11.88%, 7/15/17 (d)	40	44,900

		100,400

Oil, Gas & Consumable Fuels — 10.2%
Arch Coal, Inc., 8.75%, 8/01/16 (b)	55	55,000
Atlas Energy Operating Co. LLC, 12.13%, 8/01/17	80	84,400
Atlas Energy Resources LLC, 10.75%, 2/01/18 (b)	180	181,800
Berry Petroleum Co., 8.25%, 11/01/16	80	71,200
Bill Barrett Corp., 9.88%, 7/15/16	40	41,600
Chesapeake Energy Corp.:
9.50%, 2/15/15	95	96,900
6.38%, 6/15/15	90	82,012
6.63%, 1/15/16	250	227,187
7.25%, 12/15/18	50	45,750
2.25%, 12/15/38 (e)	125	83,906
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14	30	30,450
10.25%, 12/15/15	170	119,850

	Par
Corporate Bonds	(000)	Value

Oil, Gas & Consumable Fuels (concluded)
Corral Finans AB, 2.01%, 4/15/10 (b)(d)	$249	$180,920
Denbury Resources, Inc., 7.50%, 12/15/15	30	29,250
EXCO Resources, Inc., 7.25%, 1/15/11	345	338,100
Encore Acquisition Co., 6.00%, 7/15/15	40	34,400
Forest Oil Corp., 7.25%, 6/15/19	390	366,600
Frontier Oil Corp., 6.63%, 10/01/11	65	64,675
Massey Energy Co., 3.25%, 8/01/15 (e)	235	175,663
Newfield Exploration Co., 6.63%, 9/01/14	30	28,950
OPTI Canada, Inc., 8.25%, 12/15/14	400	260,000
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	350	280,000
PetroHawk Energy Corp.:
10.50%, 8/01/14 (b)	100	107,000
7.88%, 6/01/15	15	14,550
Range Resources Corp., 7.38%, 7/15/13	185	183,150
Sabine Pass LNG LP, 7.50%, 11/30/16	130	105,300
SandRidge Energy, Inc., 8.00%, 6/01/18 (b)	165	149,325
Whiting Petroleum Corp., 7.25%, 5/01/13	370	366,300

		3,804,238

Paper & Forest Products — 2.7%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)	19	7,641
Clearwater Paper Corp., 10.63%, 6/15/16 (b)	70	74,987
Georgia-Pacific Corp., 8.13%, 5/15/11	30	30,825
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	285	287,850
International Paper Co., 9.38%, 5/15/19	95	106,752
NewPage Corp., 10.00%, 5/01/12	500	271,250
Norske Skog Canada Ltd., 7.38%, 3/01/14	120	48,000
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)	60	58,800
Series B, 4.23%, 8/01/14 (g)	40	22,400
Series B, 9.13%, 8/01/14	140	91,350

		999,855

Pharmaceuticals — 0.8%
Angiotech Pharmaceuticals, Inc., 4.11%, 12/01/13 (g)	230	193,200
Valeant Pharmaceuticals International, 8.38%, 6/15/16 (b)	95	96,425

		289,625

Professional Services — 0.3%
FTI Consulting, Inc., 7.75%, 10/01/16	100	97,500

Real Estate Investment Trusts (REITs) — 0.2%
HCP, Inc., 5.65%, 12/15/13	80	77,075

Real Estate Management & Development — 0.4%
Realogy Corp.:
10.50%, 4/15/14	95	56,525
12.38%, 4/15/15	187	75,735

		132,260

Semiconductors & Semiconductor Equipment — 0.5%
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(c)	190	168,625

Software — 0.0%
BMS Holdings, Inc., 8.35%, 2/15/12 (b)(d)(g)	79	1,271

Specialty Retail — 2.5%
Asbury Automotive Group, Inc., 7.63%, 3/15/17	60	49,200
General Nutrition Centers, Inc.:
6.40%, 3/15/14 (g)	280	246,400
10.75%, 3/15/15	225	212,625
Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)(h)	25	17,719
Lazydays RV Center, Inc., 11.75%, 5/15/12 (a)(c)	468	4,680
Limited Brands, Inc., 8.50%, 6/15/19 (b)	140	141,824
Michaels Stores, Inc., 11.38%, 11/01/16	125	107,500
United Auto Group, Inc., 7.75%, 12/15/16	180	158,400

		938,348

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	47

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver, Inc., 6.88%, 4/15/15	$100	$63,500

Trading Companies & Distributors — 0.3%
Russel Metals, Inc., 6.38%, 3/01/14	125	110,000

Wireless Telecommunication Services — 5.1%
Cricket Communications, Inc.:
9.38%, 11/01/14	260	245,050
10.00%, 7/15/15	145	140,287
7.75%, 5/15/16 (b)	250	242,500
Crown Castle International Corp., 9.00%, 1/15/15	40	41,600
Digicel Group Ltd. (b):
8.88%, 1/15/15	230	205,275
9.13%, 1/15/15 (d)	294	259,087
iPCS, Inc., 2.61%, 5/01/13 (g)	110	90,200
MetroPCS Wireless, Inc., 9.25%, 11/01/14	375	367,969
Nextel Communications, Inc., Series F, 5.95%, 3/15/14	20	16,800
Sprint Capital Corp.:
7.63%, 1/30/11	250	250,313
6.88%, 11/15/28	40	29,100

		1,888,181

Total Corporate Bonds — 87.6%		32,530,972

Floating Rate Loan Interests

Auto Components — 2.4%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14	394	336,780
Dana Holding Corp, Term Advance, 7.25%, 1/31/15	306	234,345
Delphi Corp. (a)(c):
Initial Tranche Term Loan C, 10.50%, 12/31/09	538	295,801
Subsequent Tranche Term Loan C, 10.50%, 12/31/09	55	30,074

		897,000

Automobiles — 0.3%
Ford Motor Co., Term Loan, 3.28% – 3.51%, 12/15/13	112	97,113

Chemicals — 1.0%
PQ Corp, (fka Niagara Acquisition, Inc.), Loan (Second Lien), 6.77%, 7/30/15	500	275,000
Solutia Inc., Loan, 7.25%, 2/28/14	112	110,789

		385,789

Food & Staples Retailing — 0.6%
Rite Aid Corp., Term Loan, 9.50%, 6/04/15	200	207,000

Health Care Providers & Services — 2.0%
HCA Inc., Tranche A-1 Term Loan, 2.10%, 11/17/12	644	601,625
Rotech Healthcare, Inc., Term Loan B, 6.26%, 9/26/11	314	150,510

		752,135

Hotels, Restaurants & Leisure — 0.7%
Travelport LLC (fka Travelport Inc.) Loan, 8.49%, 3/27/12	487	272,979

Independent Power Producers & Energy Traders — 1.7%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.78% – 3.79%, 10/10/14	345	261,909
Initial Tranche B-3 Term Loan, 3.78% – 3.79%, 10/10/14	491	371,771

		633,680

	Par
Floating Rate Loan Interests	(000)	Value

Machinery — 1.2%
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.36% – 3.51%, 1/19/10	$130	$120,900
Term Advance, 3.51%, 1/19/12	355	330,150

		451,050

Media — 3.4%
Affinion Group Holdings, Inc., Loan, 8.27%, 3/01/10	340	297,926
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14	248	237,600
HMH Publishing Co. Ltd., (fka Education Media):
Mezzanine, 17.50%, 11/14/14	1,131	169,670
Tranche A Term Loan, 5.26%, 6/12/14	439	339,575
Newsday, LLC, Fixed Rate Term Loan, 9.75%, 8/01/13	100	101,750
World Color Press, Inc. and World Color (USA) Corp. (fka Quebecor World, Inc.) Advance, 9.00%, 7/23/12	100	99,250

		1,245,771

Multiline Retail — 0.1%
The Neiman Marcus Group Inc., Term Loan, 2.28% – 2.63%, 4/06/13	20	16,464

Paper & Forest Products — 0.1%
Verso Paper Finance Holdings LLC, Loan, 6.73% – 7.48%, 2/01/13	192	38,409

Specialty Retail — 0.1%
Claire’s Stores, Term Loan B, 3.11%, 5/29/14	50	32,571

Total Floating Rate Loan Interests — 13.6%		5,029,961

	Beneficial
	Interest
Other Interests (j)	(000)

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.	5	953

Total Other Interests — 0.0%		953

Preferred Securities

Preferred Stocks

Capital Markets — 0.0%
Marsico Parent Superholdco, LLC (b)	12	3,060

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (b)(k)	5,410	—

Total Preferred Stocks — 0.0%		3,060

Total Preferred Securities — 0.0%		3,060

Warrants (l)

Communications Equipment — 0.0%
PF Net Communications, Inc. (expires 5/15/10) (b)	600	—

Diversified Telecommunication Services — 0.0%
NEON Communications, Inc. (expires 12/02/12)	53,622	1

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires 3/26/19) (b)	6,182	—

Total Warrants — 0.0%		1

Total Long-Term Investments (Cost — $46,990,810) — 102.4%		38,023,663

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, 0.22% (m)(n)	2,180,193	$2,180,193

Total Short-Term Securities (Cost — $2,180,193) — 5.9%		2,180,193

Options Purchased	Contracts

Over-the-Counter Call Options
Marsico Parent Superholdco LLC, expiring December 2019 at $942.86	3	3,000

Total Options Purchased (Cost — $2,933) — 0.0%		3,000

Total Investments (Cost — $49,173,936*) — 108.3%		40,206,856
Liabilities in Excess of Other Assets — (8.3)%		(3,070,036)

Net Assets — 100.0%		$37,136,820

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$49,311,367

Gross unrealized appreciation	$1,216,526
Gross unrealized depreciation	(10,321,037)

Net unrealized depreciation	$(9,104,511)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Convertible security.

(f)	Represent a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(m)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund	$2,180,193	$5,470

(n)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2009 were as follows:

	Pay			Notional
	Fixed			Amount	Unrealized
Issuer	Rate	Counterparty	Expiration	(000)	Appreciation

Brunswick Corp.	5.00%	Credit Suisse	September 2014	$150	$2,114
Limited Brands, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	$160	1,828

Total					$3,942

•

Effective September 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 175 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	49

Schedule of Investments (concluded)	BlackRock High Yield Trust (BHY)

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Short-Term Securities	$2,180,193
Long-Term Investments:
Common Stocks	455,109

Total Level 1	2,635,302

Level 2
Long-Term Investments:
Common Stocks	3,607
Corporate Bonds	31,381,677
Floating Rate Loan Interests	2,448,314
Preferred Stocks	3,060

Total Level 2	33,836,658

Level 3
Long-Term Investments:
Corporate Bonds	1,149,295
Floating Rate Loan Interests	2,581,647
Other Interests	953
Warrants	1

Total Level 3	3,731,896

Total	$40,203,856

Valuation Inputs	Other Financial Instruments[1]

Assets

Level 1	—
Level 2	$6,942
Level 3	—

Total	$6,942

[1]	Other financial instruments are swaps and options purchased. Swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total

Balance, as of August 31, 2008	—	$189,740	$1,592	$1	$191,333
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	—	(45,833)	—	—	(45,833)
Change in unrealized appreciation (depreciation)[2]	$(80,665)	690,328	(639)	—	609,024
Net purchases (sales)	—	(103,229)	—	—	(103,229)
Net transfers in/out of Level 3	1,229,960	1,850,641	—	—	3,080,601

Balance, as of August 31, 2009	$1,149,295	$2,581,647	$953	$1	$3,731,896

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class A1, 0.57%, 11/25/34 (a)	USD	1,007	$679,051
Ford Credit Auto Owner Trust Series 2009-A Class A3B, 2.77%, 5/15/13 (a)		6,095	6,253,927
Harley-Davidson Motorcycle Trust Series 2005-2 Class A2, 4.07%, 2/15/12		810	821,314
Home Equity Asset Trust Series 2007-2 Class 2A1, 0.38%, 7/25/37 (a)		495	455,120
JPMorgan Mortgage Acquisition Corp. Series 2007-CH5 Class A3, 0.38%, 6/25/37 (a)		2,465	1,186,257
SLM Student Loan Trust Series 2008-5 (a):
Class A2, 1.60%, 10/25/16		3,300	3,329,800
Class A3, 1.80%, 1/25/18		840	850,459
Class A4, 2.20%, 7/25/23		2,250	2,296,528
Small Business Administration Participation Certificates Series 1996-20K Class 1, 6.95%, 11/01/16		434	462,296
Wachovia Auto Owner Trust Series 2006-A Class A4, 5.38%, 3/20/13		1,661	1,704,600

			18,039,352

Interest Only — 0.4%
Sterling Bank Trust Series 2004-2 Class Note, 2.08%, 3/30/30		6,687	516,147
Sterling Coofs Trust Series 1, 2.36%, 4/15/29		8,549	713,336

			1,229,483

Total Asset-Backed Securities — 5.6%			19,268,835

Corporate Bonds

Aerospace & Defense — 0.9%
Honeywell International, Inc., 5.70%, 3/15/37		915	981,553
United Technologies Corp.:
4.88%, 5/01/15		1,250	1,360,316
6.13%, 7/15/38		750	843,305

			3,185,174

Air Freight & Logistics — 0.6%
Park-Ohio Industries, Inc., 8.38%, 11/15/14		165	104,156
United Parcel Service, Inc., 6.20%, 1/15/38		1,710	1,934,396

			2,038,552

Airlines — 0.0%
American Airlines Series 99-1, 7.32%, 4/15/11		120	118,200

Auto Components — 0.0%
Lear Corp., 8.75%, 12/01/16 (b)(c)		130	70,200

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39 (d)		1,525	1,934,868

Building Products — 0.1%
CPG International I, Inc., 10.50%, 7/01/13		230	164,450
Masco Corp., 7.13%, 8/15/13		235	227,541

			391,991

Capital Markets — 1.8%
The Bank of New York Mellon Corp, 4.30%, 5/15/14		1,560	1,641,277
Credit Suisse (USA) Inc.:
6.13%, 11/15/11 (e)		700	752,163
7.13%, 7/15/32		1,000	1,128,078
The Goldman Sachs Group, Inc., 6.60%, 1/15/12		1,000	1,082,632
Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (b)(c)		225	23
Morgan Stanley, 6.25%, 8/28/17		900	927,961
UBS AG Series DPNT, 5.88%, 12/20/17 (f)		800	792,674

			6,324,808

Corporate Bonds	Par (000)		Value

Chemicals — 0.7%
American Pacific Corp., 9.00%, 2/01/15	USD	280	$252,700
Ames True Temper, Inc., 4.51%, 1/15/12 (a)		720	633,600
Huntsman International LLC, 7.88%, 11/15/14		275	244,750
Innophos, Inc., 8.88%, 8/15/14		975	945,750
NOVA Chemicals Corp.:
6.50%, 1/15/12		115	111,694
4.54%, 11/15/13 (a)		275	242,000

			2,430,494

Commercial Banks — 1.5%
DEPFA ACS Bank, 5.13%, 3/16/37 (d)		4,150	2,759,264
Eksportfinans A/S, 5.50%, 6/26/17		1,000	1,051,007
HSBC Finance Corp., 6.50%, 5/02/36		1,275	1,314,849

			5,125,120

Commercial Services & Supplies — 0.7%
DI Finance Series B, 9.50%, 2/15/13		679	688,336
Waste Services, Inc., 9.50%, 4/15/14		600	594,000
West Corp., 11.00%, 10/15/16		1,210	1,116,225

			2,398,561

Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
3.26%, 1/13/12 (a)		120	99,900
7.80%, 6/01/12		380	351,517
SLM Corp. Series A, 0.80%, 1/27/14 (a)		600	380,954

			832,371

Containers & Packaging — 0.4%
Ball Corp.:
7.13%, 9/01/16		275	275,000
7.38%, 9/01/19		275	274,313
Crown Americas LLC, 7.75%, 11/15/15		150	148,500
Impress Holdings BV, 3.63%, 9/15/13 (a)(d)		330	301,538
Pregis Corp., 12.38%, 10/15/13		535	481,500

			1,480,851

Diversified Financial Services — 1.9%
Bank of America Corp., 6.00%, 9/01/17		1,795	1,783,736
CIT Group, Inc.:
4.25%, 2/01/10		90	55,732
4.75%, 12/15/10		95	57,530
5.80%, 7/28/11		115	68,494
5.40%, 2/13/12		90	52,236
General Electric Capital Corp., 6.75%, 3/15/32		3,000	2,975,895
JPMorgan Chase & Co., 6.30%, 4/23/19		1,375	1,507,382

			6,501,005

Diversified Telecommunication Services — 6.0%
AT&T Inc., 6.55%, 2/15/39		4,075	4,446,400
BellSouth Telecommunications, Inc., 7.77%, 12/15/95 (g)		1,700	990,383
Cincinnati Bell, Inc., 7.25%, 7/15/13		440	426,800
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (d)		935	949,025
Qwest Communications International, Inc.:
7.50%, 2/15/14		15	14,475
Series B, 7.50%, 2/15/14		10	9,650
Qwest Corp., 3.88%, 6/15/13 (a)		375	346,875
Telecom Italia Capital SA, 4.95%, 9/30/14		4,375	4,515,359

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	51

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services (concluded)
Telefonica Emisiones SAU, 7.05%, 6/20/36	USD	1,000	$1,186,000
Verizon Communications, Inc.:
6.40%, 2/15/38		2,100	2,270,125
8.95%, 3/01/39		1,125	1,531,095
Verizon Global Funding Corp., 7.75%, 6/15/32		575	684,171
Verizon Maryland, Inc.:
Series A, 6.13%, 3/01/12		1,355	1,445,738
Series B, 5.13%, 6/15/33		540	447,042
Verizon Virginia, Inc. Series A, 4.63%, 3/15/13		750	773,022
Wind Acquisition Finance SA, 10.75%, 12/01/15 (d)		85	91,375
Windstream Corp.:
8.13%, 8/01/13		260	260,000
8.63%, 8/01/16		230	230,863

			20,618,398

Electric Utilities — 4.9%
Alabama Power Co., 6.00%, 3/01/39		550	608,519
Duke Energy Carolinas LLC:
6.10%, 6/01/37		325	358,290
6.00%, 1/15/38		850	945,606
E.ON International Finance BV, 6.65%, 4/30/38 (d)		1,575	1,796,155
EDP Finance BV, 6.00%, 2/02/18 (d)		1,250	1,348,196
Electricité de France SA, 6.95%, 1/26/39 (d)		1,400	1,709,711
Elwood Energy LLC, 8.16%, 7/05/26		158	138,063
Florida Power & Light Co., 4.95%, 6/01/35		575	563,962
Florida Power Corp.:
6.35%, 9/15/37		1,450	1,686,495
6.40%, 6/15/38		800	937,858
PacifiCorp., 6.25%, 10/15/37		650	741,362
Public Service Co. of Colorado, 6.25%, 9/01/37		1,350	1,550,356
Southern California Edison Co.:
5.63%, 2/01/36		675	717,526
Series 05-E, 5.35%, 7/15/35		150	153,515
Series 08-A, 5.95%, 2/01/38		1,100	1,228,036
The Toledo Edison Co., 6.15%, 5/15/37		350	355,394
Virginia Electric and Power Co., 8.88%, 11/15/38		1,550	2,150,921

			16,989,965

Electronic Equipment, Instruments & Components — 0.1%
Sanmina-SCI Corp., 8.13%, 3/01/16		330	284,625

Energy Equipment & Services — 0.0%
North American Energy Partners, Inc., 8.75%, 12/01/11		85	78,200

Food & Staples Retailing — 1.2%
CVS Caremark Corp., 6.25%, 6/01/27		850	918,540
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		1,975	2,277,043
6.20%, 4/15/38		850	948,454

			4,144,037

Food Products — 0.6%
Kraft Foods, Inc., 7.00%, 8/11/37		1,670	1,932,644

Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, 10.88%, 11/15/14		900	864,000

Health Care Providers & Services — 0.3%
Tenet Healthcare Corp. (d):
9.00%, 5/01/15		670	686,750
10.00%, 5/01/18		280	301,700

			988,450

Corporate Bonds	Par (000)		Value

Hotels, Restaurants & Leisure — 0.4%
American Real Estate Partners LP, 7.13%, 2/15/13	USD	350	$332,500
Gaylord Entertainment Co., 6.75%, 11/15/14		250	210,625
Greektown Holdings, LLC, 10.75%, 12/01/13 (b)(c)(d)		305	65,575
McDonald’s Corp., 5.70%, 2/01/39		850	899,018

			1,507,718

Household Durables — 1.3%
Centex Corp., 5.13% due 10/01/2013		1,560	1,489,800
D.R. Horton, Inc., 6.13%, 1/15/14		1,080	1,023,300
Irwin Land LLC:
Series A-1, 5.03%, 12/15/25		575	473,553
Series A-2, 5.30%, 12/15/35		780	589,001
KB Home, 6.38%, 8/15/11		94	93,060
Lennar Corp. Series B, 5.60%, 5/31/15		420	369,600
Pulte Homes, Inc., 5.20%, 2/15/15		325	295,750
Toll Brothers Finance Corp., 4.95%, 3/15/14		260	253,007

			4,587,071

Household Products — 0.4%
Kimberly-Clark, Corp., 6.63%, 8/01/37		975	1,183,319

IT Services — 0.1%
iPayment, Inc., 9.75%, 5/15/14		270	174,150
iPayment Investors LP, 12.75%, 7/15/14 (d)(h)		1,124	281,103

			455,253

Independent Power Producers & Energy Traders — 0.1%
NRG Energy, Inc., 7.25%, 2/01/14		50	48,625
TXU Corp., 5.55%, 11/15/14		210	134,998

			183,623

Industrial Conglomerates — 0.3%
Sequa Corp. (d):
11.75%, 12/01/15		760	478,800
13.50%, 12/01/15 (h)		897	468,788

			947,588

Insurance — 2.1%
Chubb Corp., 6.00%, 5/11/37		1,415	1,508,570
Hartford Life Global Funding Trusts, 0.80%, 9/15/09 (a)		1,020	1,019,676
MetLife, Inc., 5.70%, 6/15/35		1,200	1,196,083
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (d)		775	807,616
Monument Global Funding Ltd., 0.45%, 6/16/10 (a)		1,990	1,915,535
Prudential Financial, Inc., 5.70%, 12/14/36		950	833,729

			7,281,209

Machinery — 0.3%
AGY Holding Corp., 11.00%, 11/15/14		400	316,000
Accuride Corp., 8.50%, 2/01/2015 (b)(c)		305	61,000
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (d)		1,050	787,500

			1,164,500

Marine — 0.3%
Nakilat, Inc. Series A, 6.07%, 12/31/33 (d)		1,100	915,937
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		188	164,500

			1,080,437

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media — 4.6%
Affinion Group, Inc., 10.13%, 10/15/13	USD	740	$735,375
Belo Corp., 6.75%, 5/30/13		205	178,350
CMP Susquehanna Corp., 4.75%, 5/15/14 (d)		55	1,100
Charter Communications Holdings II, LLC (b)(c):
10.25%, 9/15/10		515	572,294
Series B, 10.25%, 9/15/10		160	177,800
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13		1,415	1,635,236
Comcast Cable Communications LLC, 6.75%, 1/30/11		1,000	1,063,450
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17 (a)		977	371,260
Network Communications, Inc., 10.75%, 12/01/13		195	39,488
News America Holdings, Inc.:
8.45%, 8/01/34		2,475	2,747,173
8.15%, 10/17/36		145	173,001
Nielsen Finance LLC, 10.00%, 8/01/14		1,060	1,001,700
Rainbow National Services LLC (d):
8.75%, 9/01/12		225	227,250
10.38%, 9/01/14		1,070	1,118,150
TCI Communications, Inc., 8.75%, 8/01/15		1,495	1,792,435
TL Acquisitions, Inc., 10.50%, 1/15/15 (d)		1,310	1,192,100
Time Warner Cable, Inc., 7.30%, 7/01/38		970	1,097,525
Time Warner Cos., Inc., 7.57%, 2/01/24		1,635	1,721,021

			15,844,708

Metals & Mining — 0.7%
Falconbridge Ltd.:
6.00%, 10/15/15		600	570,787
6.20%, 6/15/35		1,550	1,271,056
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17		530	552,525

			2,394,368

Multi-Utilities — 0.5%
Energy East Corp., 6.75%, 7/15/36		1,675	1,845,269

Multiline Retail — 0.1%
Macys Retail Holdings, Inc., 5.88%, 1/15/13		240	226,300
The May Department Stores Co., 5.75%, 7/15/14		155	140,240

			366,540

Oil, Gas & Consumable Fuels — 6.1%
BP Capital Markets Plc, 3.13%, 3/10/12		1,505	1,552,903
Berry Petroleum Co., 8.25%, 11/01/16		160	142,400
Burlington Resources Finance Co., 7.40%, 12/01/31		950	1,105,554
Canadian Natural Resources Ltd.:
6.50%, 2/15/37		430	465,218
6.25%, 3/15/38		500	523,717
6.75%, 2/01/39		950	1,058,603
Conoco Funding Co., 7.25%, 10/15/31		150	177,526
ConocoPhillips, 4.60%, 1/15/15		450	479,192
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		150	160,549
ConocoPhillips Holding Co., 6.95%, 4/15/29		700	807,010
Devon Energy Corp., 7.95%, 4/15/32		650	807,580
EXCO Resources, Inc., 7.25%, 1/15/11		435	426,300
EnCana Corp.:
6.50%, 8/15/34		70	75,505
6.63%, 8/15/37		775	839,783
Encore Acquisition Co., 6.00%, 7/15/15		50	43,000
Kinder Morgan, Inc., 6.50%, 9/01/12		195	198,413
MidAmerican Energy Co., 5.80%, 10/15/36		800	841,237
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		950	982,248
6.50%, 9/15/37		2,115	2,349,092

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
OPTI Canada, Inc., 8.25%, 12/15/14	USD	445	$289,250
Sabine Pass LNG LP, 7.50%, 11/30/16		350	283,500
Shell International Finance BV 6.38%, 12/15/38		2,050	2,422,516
TEPPCO Partners LP, 6.13%, 2/01/13		710	761,946
Valero Energy Corp., 6.63%, 6/15/37		550	478,058
Whiting Petroleum Corp.:
7.25%, 5/01/12		20	19,900
7.25%, 5/01/13		375	371,250
XTO Energy, Inc.:
6.75%, 8/01/37		2,125	2,330,243
6.38%, 6/15/38		925	968,244

			20,960,737

Paper & Forest Products — 0.3%
MeadWestvaco Corp., 6.85%, 4/01/12		705	754,253
NewPage Corp., 10.00%, 5/01/12		465	252,263

			1,006,516

Pharmaceuticals — 2.5%
Eli Lilly & Co., 3.55%, 3/06/12		630	659,345
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		1,500	1,753,620
Roche Holdings, Inc., 7.00%, 3/01/39 (d)		900	1,122,221
Schering-Plough Corp., 6.55%, 9/15/37		1,250	1,484,181
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,475	1,589,507
Wyeth, 5.95%, 4/01/37		1,775	1,932,980

			8,541,854

Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		125	121,875

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., 5.65%, 9/15/11		300	171,000

Road & Rail — 0.4%
Canadian National Railway Co., 6.38%, 10/15/11		1,000	1,097,207
The Hertz Corp., 8.88%, 1/01/14		135	129,263

			1,226,470

Software — 0.7%
BMS Holdings, Inc., 8.35%, 2/15/12 (a)(d)(h)		132	2,124
Oracle Corp., 5.75%, 4/15/18 (e)(f)		2,300	2,524,015

			2,526,139

Specialty Retail — 0.3%
General Nutrition Centers, Inc.:
6.40%, 3/15/14 (a)		500	440,000
10.75%, 3/15/15		405	382,725
Lazydays RV Center, Inc., 11.75%, 5/15/12 (b)(c)		357	3,570
Michaels Stores, Inc., 11.38%, 11/01/16		120	103,200

			929,495

Textiles, Apparel & Luxury Goods — 0.0%
Quiksilver, Inc., 6.88%, 4/15/15		250	158,750

Wireless Telecommunication Services — 1.9%
Cricket Communications, Inc., 9.38%, 11/01/14		105	98,963
Digicel Group Ltd., 8.88%, 1/15/15 (d)		270	240,975
MetroPCS Wireless, Inc., 9.25%, 11/01/14		60	58,875
Nextel Communications, Inc. Series E, 6.88%, 10/31/13		410	366,950
Rogers Communications, Inc., 7.50%, 8/15/38		1,175	1,462,481
Sprint Capital Corp.:
6.88%, 11/15/28		520	378,300
8.75%, 3/15/32		350	290,500
Vodafone Group Plc:
7.75%, 2/15/10		1,000	1,030,328
4.15%, 6/10/14		2,500	2,560,755

			6,488,127

Total Corporate Bonds — 46.3%			159,705,080

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	53

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)			Value

Italy Government International Bond, 5.38%, 6/15/33	USD	470		$485,416
Japan Finance Corp., 2.00%, 6/24/11		880		890,454
Kreditanstalt fuer Wiederaufbau, 3.50%, 3/10/14 (f)		2,900		3,000,575
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		120		126,914
Series E, 5.25%, 7/02/12		405		441,901
Series E, 4.38%, 1/15/13		260		275,120
Series E, 4.00%, 2/02/15		235		243,000
Province of Ontario Canada, 4.10%, 6/16/14		1,310		1,375,543
Royal Bank of Scotland Group Plc, 2.63%, 5/11/12 (d)		305		309,352

Total Foreign Agency Obligations — 2.1%				7,148,275

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 5.6%
Banc of America Funding Corp. Series 2007-2 Class 1A2, 6.00%, 3/25/37		1,100		495,295
Bear Stearns Adjustable Rate Mortgage Trust Series 2007-1 Class 2A1, 5.41%, 2/25/47 (a)		987		596,642
Collateralized Mortgage Obligation Trust Series 40 Class R, 0.58%, 4/01/18		—	(o)	102
Countrywide Alternative Loan Trust:
Series 2005-64CB Class 1A15, 5.50%, 12/25/35		1,700		1,292,905
Series 2006-0A21 Class A1, 0.46%, 3/20/47 (a)		1,011		473,058
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5 Class 2A1, 0.47%, 4/25/46 (a)		408		202,198
Series 2007-10 Class A22, 6.00%, 7/25/37		970		737,444
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2006-0A1 Class A1, 0.47%, 2/25/47 (a)		339		167,073
GSR Mortgage Loan Trust (a):
Series 2005-AR4 Class 6A1, 5.25%, 7/25/35		4,188		3,729,363
Series 2006-AR1 Class 2A1, 5.17%, 1/25/36		966		653,057
Harborview Mortgage Loan Trust Series 2005-8 Class 1A2A, 0.61%, 9/19/35 (a)		110		57,863
Homebanc Mortgage Trust Series 2006-2 Class A1, 0.45%, 12/25/36 (a)		929		452,999
IndyMac IMJA Mortgage Loan Trust Series 2007-A1 Class A4, 6.00%, 8/25/37		1,100		636,691
JPMorgan Mortgage Trust:
Series 2007-S1 Class 2A22, 5.75%, 3/25/37		937		742,315
Series 2007-S2 Class 1A15, 6.75%, 6/25/37		1,189		958,396
Maryland Insurance Backed Securities Trust Series 2006-1A Class, 5.55%, 12/10/65		2,500		875,000
Merrill Lynch Mortgage Investors, Inc. Series 2006-A3 Class 3A1, 5.80%, 5/25/36 (a)(i)		951		585,072
Residential Funding Securities LLC Series 2003-RM2 Class AI5, 8.50%, 5/25/33		4,886		4,558,545
WaMu Mortgage Pass-Through Certificates (a):
Series 2007-0A4 Class 1A, 1.82%, 5/25/47		475		225,109
Series 2007-0A5 Class 1A, 1.80%, 6/25/47		420		187,394
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-3 Class A9, 5.50%, 3/25/36		778		678,032
Series 2006-AR4 Class 2A4, 5.78%, 4/25/36 (a)		300		220,827
Series 2007-10 Class 1A21, 6.00%, 7/25/37		799		615,530

				19,140,910

Non-Agency Mortgage-Backed Securities	Par (000)			Value

Interest Only Collateralized Mortgage Obligations — 0.0%
Collateralized Mortgage Obligation Trust Series 42 Class R, 6.00%, 10/01/14	USD	—	(o)	$778
GSMPS Mortgage Loan Trust Series 1998-5 Class IO, 0.97%, 6/19/27 (a)		3,042		53,227
Morgan Stanley Capital I Series 1997-HF1 Class X, 3.44%, 7/15/29 (a)		15		1
Salomon Brothers Mortgage Securities VII, Inc. Series 2000-1 Class IO, 0.49%, 3/25/22 (a)		827		28

				54,034

Commercial Mortgage-Backed Securities — 18.5%
Bear Stearns Commercial Mortgage Securities:
Series 2005-PWR7 Class A2, 4.95%, 2/11/41		2,156		2,208,314
Series 2005-PWR9 Class A2, 4.74%, 9/11/42		5,105		5,111,453
CS First Boston Mortgage Securities Corp. Series 2002-CP5 Class A2, 4.94%, 12/15/35		2,970		3,071,064
Citigroup Commercial Mortgage Trust Series 2008-C7 Class A4, 6.30%, 12/10/49 (a)		2,020		1,783,991
Commercial Mortgage Loan Trust Series 2008-LS1 Class A4B, 6.22%, 12/10/49 (a)		1,515		1,216,502
Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A3, 5.09%, 7/10/37 (a)		990		966,895
DLJ Commercial Mortgage Corp. Series 2000-CKP1 Class A1B, 7.18%, 11/10/33		2,124		2,193,083
First Union National Bank Commercial Mortgage Series 2000-C2 Class A2, 7.20%, 10/15/32		1,877		1,940,777
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class D, 6.78%, 11/18/35		2,630		2,749,808
GE Capital Commercial Mortgage Corp. Series 2002-1A Class A3, 6.27%, 12/10/35		2,310		2,431,933
GMAC Commercial Mortgage Securities, Inc.:
Series 2002-C3 Class A2, 4.93%, 7/10/39		2,580		2,641,273
Series 2004-C3 Class A4, 4.55%, 12/10/41		2,475		2,442,932
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1 Class A3, 5.86%, 10/12/35		1,990		2,089,412
Series 2004-CBX Class A4, 4.53%, 1/12/37		2,380		2,370,378
LB-UBS Commercial Mortgage Trust:
Series 2004-C4 Class A3, 5.25%, 6/15/29 (a)		2,530		2,570,056
Series 2005-C5 Class A4, 4.95%, 9/15/30		4,625		4,217,058
Merrill Lynch Mortgage Trust Series 2004BPC1 Class A3, 4.47%, 10/12/41 (a)(i)		4,280		4,332,394
Morgan Stanley Capital I Series 2005-T17 Class A4, 4.52%, 12/13/41		2,695		2,677,893
Wachovia Bank Commercial Mortgage Trust (a):
Series 2005-C21 Class A3, 5.38%, 10/15/44		940		941,379
Series 2006-C25 Class A4, 5.92%, 5/15/43		1,305		1,213,196
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28 Class A2, 5.50%, 10/15/48 (j)		14,000		13,982,577
Series 2007-C33 Class A4, 6.10%, 2/15/51 (a)(d)		1,105		882,291

				64,034,659

Total Non-Agency Mortgage-Backed Securities — 24.1%				83,229,603

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Other Interests (k)		Beneficial Interest (000)	Value

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.	USD	1,895	$381

Total Other Interests — 0.0%			381

Preferred Securities

Capital Trusts	Par (000)

Diversified Financial Services — 0.9%
JPMorgan Chase Capital XXV, 6.80%, 10/01/37	3,265	3,076,890

Insurance — 1.1%
The Allstate Corp., 6.50%, 5/15/57 (a)	2,150	1,720,000
Lincoln National Corp., 6.05%, 4/20/67 (a)	750	468,750
Progressive Corp., 6.70%, 6/15/67 (a)	665	534,495
The Travelers Cos., Inc., 6.25%, 3/15/67 (a)	750	639,565
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(d)	575	448,500

		3,811,310

Total Capital Trusts — 2.0%		6,888,200

Preferred Stocks	Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (d)(l)	12,873	—

Total Preferred Stocks — 0.0%		—

Total Preferred Securities — 2.0%		6,888,200

Taxable Municipal Bonds	Par (000)

County/City/Special District/School District — 0.4%
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44	260	281,663
Leland Stanford Junior University, 4.25%, 5/01/16	470	477,341
Princeton University, 5.70%, 3/01/39	575	609,115

		1,368,119

State — 1.3%
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39	550	566,263
State of California, GO, Taxable, Various Purpose, Series 3, 5.45%, 4/01/15	2,475	2,591,226
State of Texas, GO, Build America Bonds Taxable, 5.52%, 4/01/39	1,325	1,359,609

		4,517,098

Transportation — 0.4%
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39	670	814,988
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29	395	432,027

		1,247,015

Utilities — 0.1%
Chicago Metropolitan Water Reclamation District, GO, Build America Bonds, 5.72%, 12/01/38	495	532,645

Total Taxable Municipal Bonds — 2.2%		7,664,877

U.S. Treasury Obligations		Par (000)	Value

U.S. Treasury Note:
3.63%, 8/15/19 (m)	USD	57,030	$58,099,312
5.25%, 2/15/29		600	687,094
3.50%, 2/15/39		390	344,541
4.50%, 8/15/39		950	1,001,211

Total U.S. Treasury Obligations — 17.4%			60,132,158

U.S. Government Sponsored Agency Securities

Agency Obligations — 11.5%
Fannie Mae:
1.75%, 8/10/12 (m)	5,800		5,803,062
6.35%, 10/09/19 (m)	6,125		3,382,960
7.13%, 1/15/30 (m)	4,000		5,279,056
5.63%, 7/15/37 (e)	825		895,653
Federal Home Loan Banks:
5.38%, 9/30/22 (m)	5,600		6,283,463
5.25%, 12/09/22 (e)	700		744,119
5.37%, 9/09/24 (e)	1,100		1,191,563
Federal Housing Administration:
General Motors Acceptance Corp. Projects, Series 44, 7.43%, 8/01/22	69		68,182
Merrill Projects, Series 29, 7.43%, 10/01/20 (i)	46		45,299
Merrill Projects, Series 42, 7.43%, 9/25/22 (i)	45		44,591
Reilly Project, Series B-11, 7.40%, 4/01/21	1,560		1,544,784
Westmore Project, 7.25%, 4/01/21	1,535		1,519,157
Freddie Mac:
1.75%, 6/15/12 (f)	1,200		1,201,052
3.00%, 7/28/14	590		598,583
Overseas Private Investment Corp.:
4.09%, 5/29/12	387		376,832
4.30%, 5/29/12	973		1,080,887
4.64%, 5/29/12	824		818,375
4.68%, 5/29/12	466		450,492
4.87%, 5/29/12	3,546		3,526,614
Resolution Funding Corp., 5.23%, 4/15/30 (n)	6,055		2,270,359
U.S. Treasury Bonds:
6.13%, 11/15/27 (m)	1,510		1,894,342
5.25%, 11/15/28	600		687,187

			39,706,612

Collateralized Mortgage Obligations — 0.6%
Fannie Mae Trust:
Series 1991-46 Class S, 1.40.%, 5/25/21 (a)	—	(o)	3,131
Series 1991-87 Class S, 25.85%, 8/25/21 (a)	37		52,374
Series 2005-5 Class PK, 5.00%, 12/25/34	1,853		1,956,811
Series G-7 Class S, 116.20%, 3/25/21 (a)	—	(o)	2,334
Series G-17 Class S, 0.58%, 6/25/21 (a)	—	(o)	3,256
Series G-49 Class S, 2.30%, 12/25/21 (a)	—	(o)	1,232
Freddie Mac Multiclass Certificates:
Series 19 Class R, 9.76%, 3/15/20 (a)	—	(o)	998
Series 75 Class R, 9.50%, 1/15/21	—	(o)	2
Series 75 Class RS, 19.77%, 1/15/21 (a)	—	(o)	2
Series 173 Class R, 0.00%, 11/15/21	—	(o)	9
Series 173 Class RS, 9.17%, 11/15/21 (a)	—	(o)	9
Series 1056 Class KD, 1.08%, 3/15/21	—	(o)	1,045
Series 1057 Class J, 1.01%, 3/15/21	—	(o)	1,237
Series 1611 Class JC, 10.00%, 8/15/23 (a)	121		125,413

			2,147,853

Federal Deposit Insurance Corporation Guaranteed — 2.7%
Citibank NA, 1.38%, 8/10/11 (m)	5,200		5,209,402
Citigroup Funding, Inc., 2.13%, 7/12/12	1,460		1,472,286
General Electric Capital Corp., 2.63%, 12/28/12	2,450		2,505,958

			9,187,646

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	55

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)		Value

Interest Only Collateralized Mortgage Obligations — 0.7%
Fannie Mae Trust:
Series 7 Class 2, 8.50%, 4/01/17	USD	3		$433
Series 89 Class 2, 8.00%, 10/01/18		6		742
Series 94 Class 2, 9.50%, 8/01/21		2		346
Series 1990-123 Class M, 1.01%, 10/25/20		—	(o)	334
Series 1990-136 Class S, 0.02%, 11/25/20 (a)		9		13,728
Series 1991-38 Class N, 1.01%, 4/25/21		—	(o)	60
Series 1991-99 Class L, 0.93%, 8/25/21		—	(o)	1,749
Series 1991-139 Class PT, 0.65%, 10/25/21		—	(o)	2,324
Series 1997-50 Class SI, 1.20%, 4/25/23 (a)		248		4,992
Series 2004-90 Class JH, 1.83%, 11/25/34 (a)		17,290		1,718,209
Series G-10 Class S, 0.58%, 5/25/21 (a)		—	(o)	7,061
Series G-12 Class S, 0.61%, 5/25/21 (a)		—	(o)	6,156
Series G-33 Class PV, 1.08%, 10/25/21		—	(o)	4,933
Series G-46 Class H, 1.04%, 12/25/09		—	(o)	1
Series G92-5 Class H, 9.00%, 1/25/22		55		9,106
Freddie Mac Multiclass Certificates:
Series 176 Class M, 1.01%, 7/15/21		—	(o)	422
Series 192 Class U, 1.01%, 2/15/22 (a)		—	(o)	421
Series 200 Class R, 98.52%, 12/15/22 (a)		—	(o)	9
Series 1043 Class H, 0.02%, 2/15/21 (a)		5		8,821
Series 1054 Class I, 0.44%, 3/15/21 (a)		—	(o)	761
Series 1148 Class E, 0.59%, 10/15/21 (a)		—	(o)	2,381
Series 1179 Class O, 1.01%, 11/15/21		—	(o)	39
Series 1254 Class Z, 8.50%, 4/15/22		112		21,919
Series 1831 Class PG, 6.50%, 3/15/11		53		1,780
Series 2611 Class QI, 5.50%, 9/15/32		4,044		521,478

				2,328,205

Mortgage Backed Securities — 11.7%
Fannie Mae Guaranteed Pass Through Certificates:
4.50%, 4/01/39 – 9/15/39 (m)(p)		10,385		10,455,726
5.00%, 1/01/23 – 10/15/39 (m)(p)		23,729		24,084,950
5.50%, 12/01/13 – 9/15/39 (m)(p)		3,277		3,452,112
6.00%, 3/01/16 – 7/01/17		414		442,780
Freddie Mac Mortgage Participation Certificates, 5.00%, 2/01/22 – 4/01/22 (m)		1,900		1,988,278
Ginnie Mae MBS Certificates 8.00%, 4/15/24 – 6/15/25		72		81,368

				40,505,214

Principal Only Mortgage Backed Securities — 0.0%
Fannie Mae Trust:
Series 203 Class 1, 0.00%, 2/01/23		14		12,281
Series 228 Class 1, 0.00%, 6/01/23		9		8,088
Series 1991-167 Class D, 0.00%, 10/25/17		4		3,714
Series 1993-51 Class E, 0.00%, 2/25/23		46		40,560
Series 1993-70 Class A, 0.00%, 5/25/23		8		6,796
Freddie Mac Multiclass Certificates Series 1739 Class B, 0.00%, 2/15/24		49		42,664

				114,103

Total U.S. Government Sponsored Agency Issues — 27.2%				93,989,633

Warrants (q)

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires 3/26/19) (d)	14,710	—

Total Warrants — 0.0%		—

Total Long-Term Investments (Cost — $438,075,611) — 126.9%		438,027,042

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, 0.22% (r)(s)	30,000,661	$30,000,661

Total Short-Term Securities (Cost — $30,000,661) — 8.7%		30,000,661

Options Purchased	Contracts (t)

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month LIBOR, expiring May 2012, Broker Bank of America NA	12	1,412,926
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker JPMorgan Chase Bank	22	2,669
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker UBS AG	20	8,833
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker Barclays Bank Plc	3	5,597
Receive a fixed rate of 4.88% and pay a floating rate based on 3-month LIBOR, expiring September 2013, Broker Goldman Sachs Capital Markets	26	1,298,258

		2,728,283

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 4.71% and receive a floating rate based on the 3-month LIBOR, expiring November 2013, Broker JPMorgan Chase Bank	16	653,392
Pay a fixed rate of 4.88% and receive a floating rate based on 3-month LIBOR, expiring September 2013, Broker Goldman Sachs Capital Markets	26	967,175
Pay a fixed rate of 5.47% and receive a floating rate based 3-month LIBOR, expiring May 2012, Broker Bank of America NA	12	507,990

		2,128,557

Total Options Purchased (Cost — $3,677,027) — 1.4%		4,856,840

Total Investments Before TBA Sale Commitments and Options Written (Cost — $471,753,299*) — 137.0%		472,884,543

TBA Sale Commitments (p)		Par (000)

Fannie Mae Pass-Through Certificates:
4.50%, 4/01/39 – 9/15/39	USD	(10,300)	(10,354,714)
5.00%, 1/01/23 – 10/15/39		(13,800)	(14,229,190)
5.50%, 12/01/13 – 9/15/39		(3,122)	(3,284,951)
Freddie Mac Mortgage Participation Certificates
5.00%, 2/01/22 – 4/01/22		(1,800)	(1,874,250)

Total TBA Sale Commitments (Proceeds — $29,496,108) — (8.6)%			(29,743,105)

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Options Written	Contracts (t)	Value

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 5.05% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker Citibank NA	15	$(1,447,980)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker Goldman Sachs Capital Markets, LP	6	(619,794)
Pay a fixed rate of 5.33% and receive a floating rate based on 3-month LIBOR, expiring July 2013, Broker JPMorgan Chase Bank	9	(570,519)
Pay a fixed rate of 5.49% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	5	(812,644)
Pay a fixed rate of 5.67% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker Citibank NA	12	(2,007,337)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, expiring November 2010, Broker Barclays Bank Plc	15	(1,387,905)
Pay a fixed rate of 2.45% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker Barclays Bank Plc	11	(10,967)

		(6,857,146)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker Barclays Bank Plc	3	(161,977)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, expiring November 2010, Broker Barclays Bank Plc	15	(436,890)
Receive a fixed rate of 2.45% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker Barclays Bank Plc	11	(1,231,758)
Receive a fixed rate of 5.05% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker Citibank NA	15	(555,360)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker Goldman Sachs Capital Markets, LP	6	(225,930)
Receive a fixed rate of 5.33% and pay a floating rate based on 3-month LIBOR, expiring July 2013, Broker JPMorgan Chase Bank	9	(280,140)
Receive a fixed rate of 5.49% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	5	(1,415)
Receive a fixed rate of 5.67% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker Citibank NA	12	(24,789)

		(2,918,259)

Total Options Written (Premiums Received — $7,142,315) — (2.8%)		(9,775,405)

Total Investments, Net of TBA Sale Commitments and Options Written — 125.6%		433,366,033
Other Assets Less Liabilities — (25.6)%		(88,264,984)

Net Assets — 100.0%		$345,101,049

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$471,775,156

Gross unrealized appreciation	$22,042,162
Gross unrealized depreciation	(20,932,775)

Net unrealized appreciation	$1,109,387

(a)	Variable rate security. Rate shown is as of report date.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(f)	All or a portion of the security has been pledged as collateral in connection with swaps.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield as of report date.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)

Investments in companies considered to be an affiliate of the Trust, during the period September 1, 2008 to December 31, 2008 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Gain (Loss)	Income

Federal Housing Administration Merrill Projects:
Series 29, 7.43%, 10/01/20	—	$777	$(32)	$1,178
Series 42, 7.43%, 9/25/22	—	$836	$(37)	$1,164
Merrill Lynch Mortgage Investors, Inc. Series 2006-A3 Class 3A1, 5.82%, 5/25/36	—	$26,750	$12,000	$20,333
Merrill Lynch Mortgage Trust Series 2004BPC1 Class A3 4.47%, 10/12/41	$3,124,400	—	—	$19,102

(j)	Security held as collateral in connection with TALF program.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	All or a portion of the security has been pledged as collateral for reverse repurchase agreements.

(n)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(o)	Amount is less than $1,000.

(p)	Represents or includes a “to-be-announced” transaction. The Trust has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Securities LLC	$(9,650,995)	$(157,495)
Citigroup Global Markets, Inc.	$(703,718)	$(2,078)
Credit Suisse Securities LLC	$1,573,594	$8,766
Deutsche Bank Securities, Inc.	$(1,893,938)	$(17,087)
Goldman Sachs & Company	$(6,287,440)	$(55,227)
JPMorgan Securities, Ltd.	$104,094	$1,125
Morgan Stanley Capital Services, Inc.	$9,852,000	$149,250

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	57

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

(q)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(r)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	$30,000,661	$8,194

(s)	Represents the current yield as of report date.

(t)	One contract represents a notional amount of $1,000,000.

•	Foreign currency exchange contracts as of August 31, 2009 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD 411,077	GBP	251,500	Citibank NA	10/28/09	$1,681

•	Financial future contracts purchased as of August 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

94	10-Year U.S. Treasury Bond	Chicago	December 2009	$10,955,172	$63,390
1,070	30-Year U.S. Treasury Bond	Chicago	December 2009	$126,473,922	1,658,578
11	Long-Gilt	London	December 2009	$2,107,110	14,563

Total					$1,736,531

•	Financial future contracts sold as of August 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

281	2-Year U.S. Treasury Bond	December 2009	$60,662,015	$(130,579)
1,214	5-Year U.S. Treasury Bond	December 2009	$139,287,673	(625,827)

Total				$(756,406)

•	Reverse repurchase agreements outstanding as of August 31, 2009 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital Inc.	0.24%	1/06/09	Open	$2,093,002	$2,091,350
Barclays Capital Inc.	0.26%	1/23/09	Open	$5,475,971	5,465,950
Barclays Capital Inc.	0.18%	3/11/09	Open	$3,020,255	3,015,184
Barclays Capital Inc.	0.26%	8/04/09	Open	$5,598,919	5,597,870
Barclays Capital Inc.	0.31%	8/06/09	Open	$5,032,407	5,031,390
Banc of America Securities LLC	0.24%	8/11/09	Open	$2,771,525	2,771,250
Barclays Capital Inc.	0.29%	8/12/09	9/14/09	$7,063,081	7,062,000
Credit Suisse Securities (USA) LLC	0.18%	8/17/09	Open	$17,226,116	17,225,781
Barclays Capital Inc.	0.26%	8/18/09	Open	$2,708,314	2,707,998
Barclays Capital Inc.	0.30%	8/18/09	9/14/09	$7,554,345	7,553,464
Credit Suisse Securities (USA) LLC	0.18%	8/20/09	Open	$7,102,145	7,101,719

Total					$65,623,956

•	Interest rate swaps outstanding as of August 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

4.62% (a)	3-month LIBOR	Credit Suisse International	September 2009	USD	50,000	$85,614
2.90% (a)	3-month LIBOR	Barclays Bank Plc	September 2010	USD	12,300	281,937
2.74% (a)	3-month LIBOR	Deutsche Bank AG	October 2010	USD	53,200	1,213,101
2.75% (a)	3-month LIBOR	Credit Suisse International	October 2010	USD	42,500	970,331
5.00% (a)	3-month LIBOR	Deutsche Bank AG	November 2010	USD	5,000	247,750
2.14% (a)	3-month LIBOR	Citibank NA	December 2010	USD	40,000	666,990
1.60% (a)	3-month LIBOR	Deutsche Bank AG	February 2011	USD	4,100	38,166
1.21% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2011	USD	87,000	(99,905)
5.03% (a)	3-month LIBOR	Deutsche Bank AG	November 2011	USD	3,200	246,932
4.90% (a)	3-month LIBOR	Barclays Bank Plc	September 2012	USD	35,000	3,011,296
3.66% (a)	3-month LIBOR	Citibank NA	April 2013	USD	7,500	366,048
4.28% (a)	3-month LIBOR	Credit Suisse International	July 2013	USD	47,800	3,400,834
2.46% (a)	3-month LIBOR	JPMorgan Chase Bank NA	May 2014	USD	10,100	(96,477)
4.94% (b)	3-month LIBOR	Deutsche Bank AG	December 2018	USD	8,500	(743,844)
3.31% (b)	3-month LIBOR	Deutsche Bank AG	May 2019	USD	3,700	87,549
3.89% (a)	3-month LIBOR	Citibank NA	July 2019	USD	25,000	594,514
4.07% (b)	3-month LIBOR	JPMorgan Chase Bank NA	August 2019	USD	7,600	(295,310)
5.41% (a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2022	USD	9,405	1,558,164
5.37% (b)	3-month LIBOR	Bank of America NA	September 2027	USD	8,900	(1,611,071)
5.06% (b)	3-month LIBOR	Goldman Sachs Bank USA	November 2037	USD	6,900	(1,161,035)
4.84% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	January 2038	USD	6,100	(794,216)
3.48% (b)	3-month LIBOR	Barclays Bank Plc	March 2039	USD	3,400	356,006

Total						$8,323,374

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

KB Home	4.90%	JPMorgan Chase Bank NA	September 2011	USD	785	$(36,393)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	150	27,041
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	150	27,712
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD	50	(1,072)
MeadWestvaco Corp.	1.20%	Deutsche Bank AG	June 2012	USD	705	(8,013)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	USD	65	(726)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD	425	(46,738)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD	150	(18,436)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	USD	195	(644)
Belo Corp.	5.00%	Barclays Bank Plc	June 2013	USD	205	(11,226)
Masco Corp.	5.00%	JPMorgan Chase Bank NA	September 2013	USD	235	(10,124)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD	980	(144,690)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD	580	(86,345)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD	275	(13,175)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD	1080	(26,847)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD	260	(9,902)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD	135	(36,699)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD	155	7,131
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD	275	(85,625)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD	210	(15,229)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD	420	(62,364)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD	325	(21,077)

Total						$(573,441)

•	Currency Abbreviations:

GBP British Pound
USD US Dollar

•

Effective September 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1
Short-Term Securities	$30,000,661	—

Level 2
Long-Term Investments:
Asset-Backed Securities	18,039,352	—
Capital Trusts	6,888,200	—
Corporate Bonds	158,631,807	—
Foreign Agency Obligations	7,148,275	—
Taxable Municipal Bonds	7,664,877	—
Non-Agency Mortgage-Backed Securities	77,004,507	—
TBA Sale Commitments	—	$(29,743,105)
U.S. Treasury Obligations	60,132,158	—
U.S. Government Sponsored Agency Securities	82,795,182	—

Total Level 2	418,304,358	(29,743,105)

Level 3
Long-Term Investments:
Asset-Backed Securities	1,229,483	—
Corporate Bonds	1,073,273	—
Non-Agency Mortgage-Backed Securities	6,225,096	—
Other Interests	381	—
U.S. Government Sponsored Agency Securities	11,194,451	—

Total Level 3	19,722,684	—

Total	$468,027,703	$(29,743,105)

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	$1,736,531	$(756,406)
Level 2	18,045,637	(27,062,822)
Level 3	—	—

Total	$19,782,168	$(27,819,228)

[1]

Other financial instruments are swaps, financial futures contracts, options purchased, options written, TALF loan and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options purchased, options written and TALF are shown at market value.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	59

Schedule of Investments (concluded)	BlackRock Income Opportunity Trust, Inc. (BNA)

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	US Government Sponsored Agency Securities	Total

Balance, as of August 31, 2008	$570	—	$1,355	$636	$6,518,781	$6,521,342
Accrued discounts/premiums	—	—	—	—	—	—
Realized gain (loss)	8	—	—	—	—	8
Change in unrealized appreciation (depreciation)[2]	(57,530)	(8,142)	(1,173,611)	(255)	(7,284,796)	(8,524,334)
Net purchases (sales)	(369)	—	—	—	280,474	280,105
Net transfers in/out of Level 3	1,286,804	$1,081,415	7,397,352	—	11,679,992	21,445,563

Balance, as of August 31, 2009	$1,229,483	$1,073,273	$6,225,096	$381	$11,194,451	$19,722,684

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Chase Issuance Trust Series 2007-A11 Class A11, 0.27%, 7/16/12 (a)(b)	$3,500		$3,484,235
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF2 Class M2, 0.71%, 3/25/35 (b)	5,890		2,120,400
GSAA Home Equity Trust Series 2005-1 Class AF2, 4.32%, 11/25/34 (b)	2,306		2,176,278
Securitized Asset Backed Receivables LLC Trust Series 2005-OP2 Class M1, 0.70%, 10/25/35 (b)	1,875		511,922
Small Business Administration Participation Certificates:
Series 1996-20E Class 1, 7.60%, 5/01/16	390		422,389
Series 1996-20G Class 1, 7.70%, 7/01/16	325		357,393
Series 1996-20H Class 1, 7.25%, 8/01/16	501		548,064
Series 1996-20K Class 1, 6.95%, 11/01/16	821		875,324
Series 1997-20C Class 1, 7.15%, 3/01/17	362		394,582

			10,890,587

Interest Only — 0.3%
Sterling Bank Trust Series 2004-2 Class Note, 2.08%, 3/30/30 (c)	6,841		528,053
Sterling Coofs Trust Series 1, 2.36%, 4/15/29	10,639		887,707

			1,415,760

Total Asset-Backed Securities — 2.7%			12,306,347

Corporate Bonds

Diversified Financial Services — 0.2%
Structured Asset Repackaged Trust, 1.00%, 1/21/10	601		582,709

Total Corporate Bonds — 0.2%			582,709

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 4.8%
Countrywide Alternative Loan Trust Series 2005-28CB Class 1A5, 5.50%, 8/25/35	2,584		2,131,098
Deutsche Alt-A Securities Inc. Mortgage Series 2006-AR5 Class 22A, 5.50%, 10/25/21	1,600		1,203,545
Homebanc Mortgage Trust Series 2005-4 Class A1, 0.54%, 10/25/35 (b)	3,997		2,006,157
JPMorgan Mortgage Trust Series 2006-A7 Class 2A2, 5.77%, 1/25/37 (b)	1,004		723,851
Kidder Peabody Acceptance Corp. Series 1993-1 Class A6, 16.13%, 8/25/23 (b)	100		100,549
Residential Accredit Loans, Inc. Series 2003-QS14 Class A1, 5.00%, 7/25/18	4,889		4,750,638
Residential Funding Securities LLC Series 2003-RM2 Class AI5, 8.50%, 5/25/33	6,841		6,381,963
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11 Class A, 3.91%, 8/25/34 (b)	1,732		1,695,979
WaMu Mortgage Pass-Through Certificates:
Series 2005-AR4 Class A3, 4.59%, 4/25/35 (b)	1,554		1,544,490
Series 2006-AR1 Class 2A1C, 2.12%, 1/25/46 (b)	6,373		1,402,094

			21,940,364

Commercial Mortgage-Backed Securities — 4.7%
Credit Suisse Mortgage Capital Certificates:
Series 2006-C5 Class A2, 5.25%, 12/15/39 (d)	14,000		13,881,696
Series 2007-C2 Class A3, 5.54%, 1/15/49 (b)	2,420		1,761,250
First Union-Lehman Brothers Commercial Mortgage Series 1997-C2 Class D, 7.12%, 11/18/29	3,500		3,622,403
Wachovia Bank Commercial Mortgage Trust Series 2007-C32 Class A2, 5.92%, 6/15/49 (b)	2,200		2,157,639

			21,422,988

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Interest Only Collateralized Mortgage Obligations — 2.0%
Bank of America Mortgage Securities Inc. Series 2003-3 Class 1AIO, 0.28%, 5/25/18 (b)	$159,378		$617,079
CitiMortgage Alternative Loan Trust Series 2007-A5 Class 1A7, 6.00%, 5/25/37	1,540		186,283
Collateralized Mortgage Obligation Trust, Class R:
Series 40, 0.58%, 4/01/18	—	(j)	229
Series 42, 6.00%, 10/01/14	—	(j)	1,923
First Boston Mortgage Securities Corp. Series C Class I-O, 10.98%, 4/25/17	51		9,444
GSMPS Mortgage Loan Trust Series 1998-5 Class IO, 0.88%, 6/19/27 (b)(c)	6,046		105,811
IndyMac INDX Mortgage Loan Trust Series 2006-AR33 Class 4AX, 0.17%, 1/25/37	136,681		632,834
Kidder Peabody Mortgage Assets Trust Series B Class A2, 9.50%, 4/22/18	42		10,765
MASTR Adjustable Rate Mortgages Trust Series 2004-3 Class 3AX, 0.98%, 4/25/34	16,043		187,058
MASTR Alternative Loans Trust Series 2003-9 Class 15X2, 6.00%, 1/25/19	951		95,734
Morgan Stanley Mortgage Loan Trust Series 2004-3 Class 1AX, 5.00%, 5/25/19 (c)	933		55,955
Sequoia Mortgage Trust Series 2005-2 Class XA, 1.23%, 3/20/35 (b)	42,325		639,102
Small Business Administration Series 1, 1.00%, 4/01/15	2,634		26,343
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-18 Class 7AX, 5.50%, 9/25/35 (b)	3,915		489,399
Series 2005-20 Class 3AX, 5.50%, 10/25/35	2,982		414,291
Series 2006-2 Class 4AX, 5.50%, 3/25/36 (b)	10,411		1,483,535
Series 2006-7 Class 3AS, 7.16%, 8/25/36 (b)	35,477		3,731,473
Vendee Mortgage Trust Series 1999-2 Class 1IO, 0.05%, 5/15/29 (b)	70,297		120,299

			8,807,557

Interest Only Commercial Mortgage-Backed Securities — 0.1%
CS First Boston Mortgage Securities Corp. Series 1997-C1 Class AX, 1.66%, 6/20/29 (b)(c)	4,670		177,163
Commercial Mortgage Acceptance Corp. Series 1997-ML1 Class IO, 1.22%, 12/15/30 (b)	11,947		327,699
Morgan Stanley Capital I Series 1997-HF1 Class X, 2.24%, 7/15/29 (b)(c)	51		3

			504,865

Principal Only Collateralized Mortgage Obligations — 1.3%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-26 Class PO, 0%, 8/25/33	3,652		2,848,490
Series 2003-J4 Class PO, 0%, 6/25/33	685		434,873
Series 2003-J5 Class PO, 0%, 7/25/33	1,094		743,150
Series 2003-J8 Class PO, 0%, 9/25/23	856		568,542

MASTR Asset Securitization Trust Series 2004-3 Class 4A15, 0%, 3/25/34	314		170,908
Residential Asset Securitization Trust Series 2005-A15 Class 1A8, 0%, 2/25/36	983		489,704
Structured Mortgage Asset Residential Trust Series 1993-3C Class CX, 0%, 4/25/24	8		8,071
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-9 Class CP, 0%, 11/25/35	859		587,270
Drexel Burnham Lambert CMO Trust, Class 1:
Series K, 0%, 9/23/17	15		15,176
Series V, 0%, 9/01/18	130		130,109

			5,996,293

Total Non-Agency Mortgage-Backed Securities — 12.9%			58,672,067

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	61

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Agency Obligations — 4.1%
Federal Housing Administration:
General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	$323		$319,718
Merrill Projects, Series 54, 7.43%, 5/15/23 (f)	2		2,194
Reilly Project, Series 41, 8.28%, 3/01/20	676		668,884
USGI Projects, Series 87, 7.43%, 12/01/22	73		72,568
USGI Projects, Series 99, 7.43%, 6/01/21	4,981		4,931,094
USGI Projects, Series 99, 7.43%, 10/01/23	77		76,359
USGI Projects, Series 99, 7.43%, 10/01/23	228		225,608
Freddie Mac, 3%, 7/28/14	1,650		1,674,004
Overseas Private Investment Corp.:
4.09%, 5/29/12	352		342,575
4.30%, 5/29/12	885		982,624
4.64%, 5/29/12	749		743,978
4.68%, 5/29/12	424		409,538
4.87%, 5/29/12	3,224		3,206,012
Resolution Funding Corp., 9.75%, 4/15/30 (g)	13,000		4,874,428

			18,529,584

Interest Only Collateralized Mortgage Obligations — 2.6%
Fannie Mae Trust Series:
Series 7 Class 2, 8.50%, 4/01/17	7		929
Series 89 Class 2, 8.00%, 10/01/18	13		1,593
Series 94 Class 2, 9.50%, 8/01/21	5		743
Series 1990-123 Class M, 1.01%, 10/25/20	—	(j)	717
Series 1990-136 Class S, 19.77%, 11/25/20 (b)	20		29,475
Series 1991-38 Class N, 1.01%, 4/25/21	—	(j)	128
Series 1991-46 Class S, 1.40%, 5/25/21 (b)	—	(j)	6,721
Series 1991-99 Class L, 0.93%, 8/25/21	—	(j)	3,756
Series 1991-139 Class PT, 0.65%, 10/25/21	—	(j)	4,991
Series 1993-199 Class SB, 7.19%, 10/25/23 (b)	1,510		155,680
Series 1996-68 Class SC, 7.79%, 1/25/24 (b)	1,097		98,284
Series 1997-50 Class SI, 1.20%, 4/25/23 (b)	496		9,984
Series 1997-90 Class M, 6.00%, 1/25/28	9,467		1,768,643
Series 1999-W4 Class IO, 6.50%, 12/25/28	475		82,631
Series 2003-9 Class BI, 5.50%, 10/25/22	2,134		143,476
Series 2003-55 Class GI, 5.00%, 7/25/19	2,540		106,434
Series 2003-66 Class CI, 5.00%, 7/25/33	4,304		722,582
Series 2003-122 Class IC, 5.00%, 9/25/18	2,348		57,750
Series 2004-90 Class JH, 6.43%, 11/25/34 (b)	21,496		2,136,151
Series 2005-43 Class IC, 6.00%, 3/25/34	704		112,894
Series 2009-3 Class JI, 6.00%, 1/25/49	22,031		1,955,383
Series G-10 Class S, 0.58%, 5/25/21 (b)	—	(j)	15,160
Series G-12 Class S, 0.61%, 5/25/21 (b)	—	(j)	13,217
Series G-17 Class S, 0.58%, 6/25/21 (b)	—	(j)	6,991
Series G-33 Class PV, 1.08%, 10/25/21	—	(j)	10,591
Series G-50 Class G, 1.16%, 12/25/21	—	(j)	2,740
Series G92-5 Class H, 9.00%, 1/25/22	141		23,416
Series G92-12 Class C, 1.02%, 2/25/22	—	(j)	8,211
Series G92-60 Class SB, 1.60%, 10/25/22 (b)	396		24,415
Freddie Mac Multiclass Certificates:
Series 19 Class R, 9.76%, 3/15/20 (b)	—	(j)	2,146
Series 176 Class M, 1.01%, 7/15/21	—	(j)	907
Series 192 Class U, 1.01%, 2/15/22 (b)	—	(j)	90
Series 200 Class R, 98.52%, 12/15/22 (b)	—	(j)	20
Series 1043 Class H, 43.59%, 2/15/21 (b)	11		18,938
Series 1054 Class I, 0.44%, 3/15/21 (b)	—	(j)	1,635
Series 1056 Class KD, 1.09%, 3/15/21	—	(j)	2,244
Series 1057 Class J, 1.01%, 3/15/21	—	(j)	2,655
Series 1148 Class E, 0.59%, 10/15/21 (b)	—	(j)	5,112
Series 1179 Class O, 1.01%, 11/15/21	—	(j)	84
Series 1914 Class PC, 0.75%, 12/15/11	988		5,552
Series 2444 Class ST, 7.70%, 9/15/29 (b)	58		987
Series 2542 Class MX, 5.50%, 5/15/22	795		58,578
Series 2545 Class NI, 5.50%, 3/15/22	1,105		67,322
Series 2559 Class IO, 0.51%, 8/15/30 (b)	323		4,973

U.S. Government Sponsored Agency Securities	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (concluded)
Freddie Mac Multiclass Certificates (concluded):
Series 2561 Class EW, 5.00%, 9/15/16	$1,796		$65,309
Series 2611 Class QI, 5.50%, 9/15/32	7,380		951,768
Series 2653 Class MI, 5.00%, 4/15/26	1,865		80,923
Series 2687 Class IL, 5.00%, 9/15/18	2,141		48,814
Series 2694 Class LI, 4.50%, 7/15/19	1,220		45,445
Series 2773 Class OX, 5.00%, 2/15/18	2,704		190,996
Series 2906 Class SW, 6.43%, 11/15/34 (b)	24,931		2,395,890
Series 2949 Class IO, 5.50%, 3/15/35	1,347		185,646
Series 3299 Class TI, 5.00%, 4/15/37	549		3,027
Ginnie Mae Trust:
Series 2003-58 Class IT, 5.50%, 7/20/33	1,201		94,491
Series 2004-39 Class ID, 5.00%, 5/20/33	1,500		246,346

			11,983,584

Collateralized Mortgage-Backed Obligations — 21.3%
Fannie Mae Trust Series:
Series 1991-38 Class F, 8.33%, 4/25/21 (b)	26		26,789
Series 1991-38 Class SA, 10.19%, 4/25/21 (b)	26		27,355
Series 1991-87 Class S, 25.90%, 8/25/21 (b)	82		114,436
Series 1993-247 Class SN, 10.00%, 12/25/23 (b)	651		663,947
Series 2003-32 Class VT, 6.00%, 9/25/15	5,746		6,014,827
Series 2003-135 Class PB, 6.00%, 1/25/34	12,264		13,106,901
Series 2004-28 Class PB, 6.00%, 8/25/28	1,527		1,547,308
Series 2004-29 Class HC, 7.50%, 7/25/30	1,560		1,653,005
Series 2004-31 Class ZG, 7.50%, 5/25/34	2,731		2,999,446
Series 2005-68 Class PC, 5.50%, 7/25/35	1,726		1,838,802
Series 2005-73 Class DS, 16.90%, 8/25/35 (b)	4,520		4,959,553
Series 2006-2 Class KP, 0%, 2/25/35 (b)	982		710,898
Series 2007-112 Class FH, 0.57%, 6/25/37 (b)	10,063		9,819,032
Series 3271 Class FP, 0.57%, 2/15/37 (b)	2,058		2,005,742
Series G-7 Class S, 1,109%, 3/25/21 (b)	—	(j)	5,012
Series G-49 Class S, 2.30%, 12/25/21 (b)	—	(j)	2,646
Freddie Mac Multiclass Certificates:
Series 19 Class F, 8.50%, 3/15/20 (b)	136		146,570
Series 40 Class K, 6.50%, 8/17/24	528		567,680
Series 75 Class R, 9.50%, 1/15/21	—	(j)	4
Series 75 Class RS, 8.50%, 1/15/21 (b)	—	(j)	4
Series 173 Class R, 9.17%, 11/15/21	—	(j)	18
Series 173 Class RS, 9.17%, 11/15/21 (b)	—	(j)	19
Series 1160 Class F, 38.80%, 10/15/21 (b)	27		42,720
Series 1961 Class H, 6.50%, 5/15/12	93		95,884
Series 2218 Class Z, 8.50%, 3/15/30	7,321		8,088,695
Series 2542 Class UC, 6.00%, 12/15/22	10,200		10,858,780
Series 2758 Class KV, 5.50%, 5/15/23	10,556		11,167,530
Series 2765 Class UA, 4.00%, 3/15/11	1,098		1,100,767
Series 2861 Class AX, 10.39%, 9/15/34 (b)	444		458,112
Series 2927 Class BZ, 5.50%, 2/15/35	2,656		2,781,420
Series 3061 Class BD, 7.50%, 11/15/35	2,406		2,455,515
Series 3439 Class FN, 0.60%, 2/15/37 (b)	5,169		5,044,879
Series T-11 Class A9, 2.27%, 1/25/28 (b)	3,186		3,026,750
Ginnie Mae Trust:
Series 1996-5 Class Z, 7.00%, 5/16/26	773		845,680
Series 2001-33 Class PB, 6.50%, 7/20/31	1,256		1,341,344
Series 2004-89 Class PE, 6.00%, 10/20/34	3,392		3,626,062

			97,144,132

Mortgage-Backed Securities — 87.5%
Fannie Mae Guaranteed Pass Through Certificates:
4.00%, 9/15/39 (i)	5,000		4,889,062
4.50%, 7/01/39 – 9/01/39 (e)(i)	6,461		6,505,304
5.00%, 1/01/23 – 10/15/39 (e)(i)	166,786		170,967,698
5.50%, 9/15/24 – 9/15/39 (i)	118,400		123,375,309
5.97%, 8/01/16	3,125		3,444,848
6.50%, 9/15/39 (i)	39,000		41,705,625
7.50%, 2/01/22	—	(j)	185
9.50%, 1/01/19 – 9/01/19	3		3,765

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage Participation Certificates:
3.98%, 1/01/35 (b)(e)	$215	$219,289
4.51%, 11/01/17 (b)	22	22,534
4.99%, 10/01/34 (b)(e)	635	650,034
5.00%, 2/01/22 – 4/01/22 (e)	2,600	2,719,815
5.50%, 9/15/24 (i)	7,000	7,358,750
6.50%, 9/15/39 (i)	100	106,406
8.00%, 11/01/15	— (j)	202
9.00%, 9/01/20	89	98,285
Ginnie Mae MBS Certificates:
5.00%, 9/15/39 (i)	23,900	24,594,582
6.50%, 9/15/39 (i)	10,800	11,481,750
7.50%, 8/15/21 – 12/15/23	331	369,598
8.00%, 10/15/22 – 2/15/29	130	147,163
9.00%, 6/15/18 – 9/15/21	11	12,663

		398,672,867

Principal Only Collateralized Mortgage Obligations — 5.2%
Fannie Mae Multiclass Certificates:
Series 203 Class 1, 0%, 2/01/23	30	26,367
Series 228 Class 1, 0%, 6/01/23	20	17,364
Series 328 Class 1, 0%, 12/01/32	3,100	2,694,048
Series 338 Class 1, 0%, 7/01/33	2,604	2,273,478
Series 1991-7 Class J, 0%, 2/25/21	32	28,160
Series 1991-167 Class D, 0%, 10/25/17	8	7,973
Series 1993-51 Class E, 0%, 2/25/23	100	87,083
Series 1993-70 Class A, 0%, 5/25/23	17	14,592
Series 1993-249 Class B, 0%, 11/25/23	1,459	1,206,505
Series 1999-W4 Class PO, 0%, 2/25/29	236	201,484
Series 2002-13 Class PR, 0%, 3/25/32	626	541,250
Series G93-2 Class KB, 0%, 1/25/23	221	197,982
Freddie Mac Multiclass Certificates:
Series 1418 Class M, 0%, 11/15/22	112	98,480
Series 1571 Class G, 0%, 8/15/23	577	495,642
Series 1691 Class B, 0%, 3/15/24	1,503	1,368,350
Series 1739 Class B, 0%, 2/15/24	110	95,609
Series 2663 Class EO, 0%, 8/15/33	1,942	1,566,270
Series 2691 Class EO, 0%, 10/15/33	3,917	2,972,765
Series 2856 Class CO, 0%, 9/15/34	5,034	3,918,950
Series 2891 Class EM, 0%, 11/15/34	6,567	5,929,381
Series T-8 Class A10, 0%, 11/15/28	174	163,005

		23,904,738

Total U.S. Government Sponsored Agency Securities — 120.7%		550,234,905

U.S. Treasury Obligations

U.S. Treasury Note:
1.75%, 8/15/12 (e)	7,850	7,911,944
3.63%, 8/15/19 (e)	14,180	14,445,875
4.50%, 8/15/39	330	347,789
U.S. Treasury Strips, 0%, 11/15/24 (a)(e)(h)	40,000	20,788,080

Total U.S. Treasury Obligations — 9.6%		43,493,688

Total Long-Term Investments (Cost — $669,036,943) — 146.1%		665,289,716

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, 0.22% (k)(l)	178,238,591	$178,238,591

Total Short-Term Securities (Cost — $178,238,591) — 39.1%		178,238,591

Options Purchased	Contracts (m)

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 3.41% and pay a floating rate based on 3-month LIBOR, expiring April 2010, Broker Deutsche Bank AG	15	295,504
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month LIBOR, expiring May 2012, Broker Bank of America NA	6	712,206

		1,007,710

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.41% and receive a floating rate based on 3-month LIBOR, expiring April 2010, Broker Deutsche Bank	15	898,367
Pay a fixed rate of 5.47% and receive a floating rate based 3-month LIBOR, expiring May 2012, Broker Bank of America NA	6	256,060

		1,154,427

Total Options Purchased (Cost — $1,652,980) — 0.5%		2,162,137

Total Investments before TBA Sale Commitments and Options Written (Cost — $848,928,514*) — 185.7%		845,690,444

TBA Sale Commitments

Fannie Mae Guaranteed Pass Through Certificates:
4.50%, 7/01/39 – 9/01/39	(6,400)	(6,433,997)
5.00%, 1/01/23 – 10/15/39	(86,200)	(88,553,596)
Freddie Mac Mortgage Participation Certificates, 5.00%, 2/01/22 – 4/01/22	(2,500)	(2,603,125)

Total TBA Sale Commitments (Proceeds — $97,270,721) — (21.4)%		(97,590,718)

Options Written

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 5.49% and receive a floating rate based on 3-month LIBOR, expire October 2009, Broker JPMorgan Chase Bank NA	5	(827,977)
Pay a fixed rate of 2.38% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker Barclays Bank, Plc	5	(3,636)
Pay a fixed rate of 5.67% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker Citibank NA	12	(2,007,337)
Pay a fixed rate of 3.43% and receive a floating rate based on 3-month LIBOR, expiring March 2011, Broker JPMorgan Chase Bank NA	7	(187,341)
Pay a fixed rate of 5.33% and receive a floating rate based on 3-month LIBOR, expiring July 2013, Broker JPMorgan Chase Bank NA	11	(688,344)

		(3,714,635)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	63

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Options Written	Contracts (m)	Value

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 5.49% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker JPMorgan Chase Bank NA	5	$(1,442)
Receive a fixed rate of 2.38% and pay a floating rate based on 3-month USD LIBOR, expiring December 2009, Broker Barclays Bank, Plc	5	(576,210)
Receive a fixed rate of 5.67% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker Citibank NA	12	(24,788)
Receive a fixed rate of 3.43%% and pay a floating rate based on 3-month USD LIBOR, expiring March 2011, Broker JPMorgan Chase Bank NA	7	(660,625)
Receive a fixed rate of 5.33% and pay a floating rate based on 3-month LIBOR, expiring July 2013, Broker JPMorgan Chase Bank NA	11	(337,995)

		(1,601,060)

Total Options Written (Premiums Received — $3,481,809) — (1.2)%		(5,315,695)

Total Investments Net of TBA Sale Commitments and Options Written — 163.1%		742,784,031
Liabilities in Excess of Other Assets — (63.1)%		(287,255,504)

Net Assets — 100.0%		$455,528,527

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$848,966,113

Gross unrealized appreciation	$24,729,363
Gross unrealized depreciation	(28,005,032)

Net unrealized depreciation	$(3,275,669)

(a)	All or a portion of security held as collateral in connection with open financial futures contracts.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security held as collateral in connection with TALF program.

(e)	All or a portion of security held as collateral in connection with swaps.

(f)

Investments in companies considered to be an affiliate of the Trust, during the period September 1, 2008 to December 31, 2008 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Loss	Income

Federal Housing Administration Merrill Projects, Series 54, 7.43%, 5/15/23	—	$43	$(2)	$89

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Separately Traded Registered Interest and Principal Securities.

(i)	Represents or includes a “to-be-announced” transaction. The Trust has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Value	Unrealized Appreciation (Depreciation)

Citigroup Global Markets, Inc.	$9,936,816	$(6,497)
Credit Suisse Securities LLC	$7,358,750	$61,250
Deutsche Bank Securities, Inc.	$82,719,531	$1,251,953
Greenwich Financial Services	$111,380,366	$1,203,804
Goldman Sachs & Company	$3,149,471	$40,130
JPMorgan Securities, Ltd.	$66,300,207	$527,941

(j)	Amount is less than $1,000.

(k)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	$178,238,591	$336,368

(l)	Represents the current yield as of report date.

(m)	One contract represents a notional amount of $1 million.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Interest rate floors outstanding as of August 31, 2009 were as follows:

	Notional Amount (000)	Value	Unrealized Depreciation

Pay to broker the difference between 3-month LIBOR and a floor of 4.80%
Broker, Citibank NA Expiring September 2011	$27,000	$(2,385,126)	$(1,867,626)
Pay to broker the difference between 3-month LIBOR and a floor of 5.50%
Broker, Goldman Sachs Bank USA Expiring March 2011	85,000	(4,817,205)	(3,876,538)

Total		$(7,202,331)	$(5,744,164)

•	Financial futures contracts sold as of August 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

40	10-Year U.S. Treasury Bond	December 2009	$4,661,599	$(27,151)
14	5-Year U.S. Treasury Bond	December 2009	$1,607,257	(6,243)
4	2-Year U.S. Treasury Bond	December 2009	$863,317	(2,058)
90	Euro Dollar Futures	March 2010	$22,267,975	(71,150)

Total				$(106,602)

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	Interest rate swaps outstanding as of August 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

4.32% (a)	3-month LIBOR	UBS AG	September 2010	$12,000	$442,511
1.45% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2011	$20,000	(67,913)
4.88% (a)	3-month LIBOR	UBS AG	March 2015	$25,000	2,548,689
4.87% (a)	3-month LIBOR	Goldman Sachs Bank USA	January 2016	$5,500	566,279
2.81% (a)	3-month LIBOR	Citibank NA	February 2016	$20,000	(375,980)
5.72% (a)	3-month LIBOR	JPMorgan Chase Bank NA	July 2016	$5,400	848,995
5.51% (a)	3-month LIBOR	Bank of America NA	August 2017	$159,147	23,912,226
5.88% (b)	3-month LIBOR	Deutsche Bank AG	June 2018	$31,930	(5,280,652)
4.55% (b)	3-month LIBOR	Citibank NA	September 2018	$98,400	(7,914,143)
4.31% (b)	3-month LIBOR	Deutsche Bank AG	October 2018	$66,000	(4,085,753)
3.17% (a)	3-month LIBOR	Bank of America NA	March 2019	$4,700	(158,855)
3.09% (b)	3-month LIBOR	Deutsche Bank AG	March 2019	$25,700	1,015,445
2.88% (a)	3-month LIBOR	Deutsche Bank AG	April 2019	$39,700	(2,304,268)
3.23% (b)	3-month LIBOR	Deutsche Bank AG	May 2019	$2,800	85,379
3.90% (b)	3-month LIBOR	Barclays Bank Plc	June 2019	$20,000	(520,704)
3.55% (b)	3-month LIBOR	Deutsche Bank AG	August 2019	$15,000	(81,103)
5.41% (a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2022	$9,565	1,584,672

Total					$10,214,825

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

•

Effective September 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1 — Short-Term Securities	$178,238,591	—

Level 2
Long-Term Investments:
Asset-Backed Securities	8,770,187	—
Non-Agency Mortgage-Backed Securities	37,665,454	—
U.S. Treasury Obligations	43,493,688	—
U.S. Government Sponsored Agency Securities	536,112,364	—
TBA Sale Commitments	—	$(97,590,718)

Total Level 2	626,041,693	(97,590,718)

Level 3
Long-Term Investments:
Asset-Backed Securities	3,536,160	—
Corporate Bonds	582,709	—
Non-Agency Mortgage-Backed Securities	21,006,613	—
U.S. Government Sponsored Agency Securities	14,122,541	—

Total Level 3	39,248,023	—

Total	$843,528,307	$(97,590,718)

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	—	$(106,602)
Level 2	$33,166,333	(37,919,973)
Level 3	—	(7,202,331)

Total	$33,166,333	$(45,228,906)

[1]

Other financial instruments are swaps, financial futures contracts, interest rate floors, TALF loan, options purchased and options written. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and interest rate floors, TALF, options purchased and options written are shown at market value.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	65

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Valuation Inputs	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total

Balance, as of August 31, 2008	—	—	$5,447	$5,936,574	$5,942,021
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	—	$43	1	2	46
Change in unrealized appreciation (depreciation)[2]	$267,681	(130,222)	(4,076,994)	(6,485,588)	(10,425,123)
Net purchases (sales)	—	(272,641)	(2,538)	(6)	(275,185)
Net transfers in/out of Level 3	3,268,479	985,529	25,080,697	14,671,559	44,006,264

Balance, as of August 31, 2009	$3,536,160	$582,709	$21,006,613	$14,122,541	$39,248,023

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

The following is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:

Valuation Inputs	Other Financial Instruments[3]

Liabilities

Balance, as of August 31, 2008	$(9,216,687)
Accrued discounts/premiums	—
Realized gain (loss)	(849,062)
Change in unrealized appreciation (depreciation)	(30,244)
Net purchases (sales)	2,893,662
Net transfers in/out of Level 3	—

Balance, as of August 31, 2009	$(7,202,331)

[3]	Other financial instruments are interest rate floors.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

Building Products — 0.6%
Masonite Worldwide Holdings		13,686	$553,599

Media — 0.0%
Adelphia Recovery Trust		396,568	5,949

Total Common Stocks — 0.6%			559,548

Corporate Bonds		Par (000)

Aerospace & Defense — 2.0%
Northrop Grumman Corp., 7.13%, 2/15/11	USD	605	646,868
United Technologies Corp., 6.35%, 3/01/11		1,000	1,067,405

			1,714,273

Air Freight & Logistics — 0.2%
Park-Ohio Industries, Inc., 8.38%, 11/15/14		300	189,375

Airlines — 0.4%
American Airlines Pass Through Trust:
Series 1999-1, 7.32%, 4/15/11		125	123,125
Series 2001-02, 7.86%, 4/01/13		190	181,450
Continental Airlines, Inc. Series 2003-RJ, 7.88%, 1/02/20		104	67,840

			372,415

Auto Components — 1.0%
Allison Transmission, Inc., 11.00%, 11/01/15 (a)		114	102,600
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11		405	402,975
8.63%, 12/01/11		300	303,000
Lear Corp., 8.75%, 12/01/16 (b)(c)		95	51,300

			859,875

Automobiles — 1.7%
DaimlerChrysler NA Holding Corp., 7.30%, 1/15/12		1,000	1,072,880
Ford Capital BV, 9.50%, 6/01/10		350	346,500

			1,419,380

Building Products — 0.4%
CPG International I, Inc., 10.50%, 7/01/13		150	107,250
Ply Gem Industries, Inc., 11.75%, 6/15/13		250	208,750

			316,000

Capital Markets — 0.2%
Marsico Parent Co., LLC, 10.63%, 1/15/16 (a)		341	143,220
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (a)(d)		142	34,125
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (a)(d)		98	25,412

			202,757

Chemicals — 1.9%
American Pacific Corp., 9.00%, 2/01/15		180	162,450
Ames True Temper, Inc., 4.51%, 1/15/12 (e)		350	308,000
Innophos, Inc., 8.88%, 8/15/14		980	950,600
Olin Corp., 8.88%, 8/15/19		115	116,150
Terra Capital, Inc. Series B, 7.00%, 2/01/17		50	47,125

			1,584,325

Corporate Bonds		Par (000)	Value

Commercial Banks — 0.6%
Standard Chartered Plc, 5.50%, 11/18/14 (a)	USD	450	$478,379

Commercial Services & Supplies — 2.2%
DI Finance Series B, 9.50%, 2/15/13		524	531,205
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (a)		240	250,800
Waste Services, Inc., 9.50%, 4/15/14		550	544,500
West Corp., 11.00%, 10/15/16		590	544,275

			1,870,780

Communications Equipment — 0.2%
Harris Corp., 6.38%, 6/15/19		175	191,013

Construction Materials — 0.5%
Nortek, Inc., 10.00%, 12/01/13		450	418,500

Consumer Finance — 2.4%
Ford Motor Credit Co. LLC:
2.08%, 1/15/10 (e)		1,600	1,584,000
7.80%, 6/01/12		250	231,261
8.00%, 12/15/16		240	210,274

			2,025,535

Containers & Packaging — 2.0%
Berry Plastics Holding Corp.:
4.17%, 9/15/14 (e)		80	57,600
8.88%, 9/15/14		75	66,000
Crown Americas LLC, 7.75%, 11/15/15		250	247,500
Graphic Packaging International, Inc., 9.50%, 6/15/17 (a)		365	374,125
Impress Holdings BV, 3.63%, 9/15/13 (a)(e)		260	237,575
Pregis Corp., 12.38%, 10/15/13		565	508,500
Solo Cup Co., 10.50%, 11/01/13 (a)		195	204,750

			1,696,050

Diversified Financial Services — 3.6%
Bank of America Corp., 6.50%, 8/01/16		750	772,867
CIT Group, Inc.:
0.42%, 3/12/10 (e)		55	34,375
4.75%, 12/15/10		180	109,004
5.00%, 2/01/15		440	247,613
Citigroup, Inc., 8.13%, 7/15/39		200	205,579
GMAC LLC:
6.88%, 9/15/11 (a)		200	184,500
2.56%, 12/01/14 (a)(e)		250	192,500
6.75%, 12/01/14		1,000	804,030
6.75%, 12/01/14 (a)		70	57,400
8.00%, 11/01/31 (a)		490	378,525
Structured Asset Repackaged Trust, 1.00%, 1/21/10		140	135,745

			3,122,138

Diversified Telecommunication Services — 9.6%
AT&T Inc., 6.45%, 6/15/34		1,500	1,589,544
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		155	133,300
Cincinnati Bell, Inc., 7.25%, 7/15/13		550	533,500
Citizens Communications Co., 6.25%, 1/15/13		30	28,312
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (a)		500	507,500
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,120	1,080,800
Series B, 7.50%, 2/15/14		305	294,325

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	67

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Telecommunication Services (concluded)
Qwest Corp.:
3.55%, 6/15/13 (e)	USD	340	$314,500
8.38%, 5/01/16 (a)		200	202,000
Telecom Italia Capital SA, 4.95%, 9/30/14		1,000	1,032,082
Verizon New England, Inc., 6.50%, 9/15/11		2,000	2,154,310
Windstream Corp.:
8.13%, 8/01/13		220	220,000
8.63%, 8/01/16		160	160,600

			8,250,773

Electric Utilities — 1.5%
Elwood Energy LLC, 8.16%, 7/05/26		27	23,500
Progress Energy, Inc., 7.75%, 3/01/31		1,000	1,225,946

			1,249,446

Electronic Equipment, Instruments & Components — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16		120	118,050
Sanmina-SCI Corp., 8.13%, 3/01/16		95	81,937

			199,987

Energy Equipment & Services — 0.4%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		65	61,750
7.75%, 5/15/17		70	66,150
North American Energy Partners, Inc., 8.75%, 12/01/11		65	59,800
Transocean, Inc. Series A, 1.63%, 12/15/37 (f)		205	199,363

			387,063

Food & Staples Retailing — 0.3%
Duane Reade, Inc., 11.75%, 8/01/15 (a)		70	70,700
Rite Aid Corp., 9.75%, 6/12/16 (a)		170	179,775

			250,475

Food Products — 0.3%
Kraft Foods, Inc., 6.13%, 8/23/18		250	274,871

Health Care Equipment & Supplies — 1.4%
CareFusion Corp., 6.38%, 8/01/19 (a)		425	454,756
DJO Finance LLC, 10.88%, 11/15/14		730	700,800

			1,155,556

Health Care Providers & Services — 2.2%
Community Health Systems, Inc. Series WI, 8.88%,7/15/15		95	95,356
Tenet Healthcare Corp. (a):
9.00%, 5/01/15		555	568,875
10.00%, 5/01/18		225	242,438
WellPoint, Inc., 5.95%, 12/15/34		1,000	964,473

			1,871,142

Hotels, Restaurants & Leisure — 1.8%
American Real Estate Partners LP:
8.13%, 6/01/12		860	847,100
7.13%, 2/15/13		230	218,500
Gaylord Entertainment Co., 8.00%, 11/15/13		215	196,187
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(c)		211	45,365
Harrah’s Operating Co., Inc. (a):
10.00%, 12/15/15		50	35,750
10.00%, 12/15/18		109	76,300
10.00%, 12/15/18		156	109,200
Tropicana Entertainment LLC Series WI, 9.63%, 12/15/14 (b)(c)		50	31

			1,528,433

Corporate Bonds		Par (000)	Value

Household Durables — 0.8%
Beazer Homes USA, 8.38%, 4/15/12	USD	375	$283,125
Beazer Homes USA, Inc.:
8.13%, 6/15/16		55	34,100
4.63%, 6/15/24 (f)		50	41,250
KB Home:
6.38%, 8/15/11		14	13,860
9.10%, 9/15/17		140	142,800
Standard Pacific Corp.:
6.25%, 4/01/14		40	31,400
7.00%, 8/15/15		80	62,800
Toll Brothers Finance Corp., 8.91%, 10/15/17		104	115,789

			725,124

IT Services — 1.3%
First Data Corp.:
9.88%, 9/24/15		65	55,575
11.25%, 3/31/16 (a)		1,050	803,250
iPayment Investors LP, 12.75%, 7/15/14 (a)(d)		733	183,170
iPayment, Inc., 9.75%, 5/15/14		175	112,875

			1,154,870

Independent Power Producers & Energy Traders — 1.6%
AES Eastern Energy LP Series 99-B, 9.67%, 1/02/29		250	215,000
AES Ironwood LLC, 8.86%, 11/30/25		95	85,387
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		405	402,975
NRG Energy, Inc.:
7.25%, 2/01/14		50	48,625
7.38%, 2/01/16		320	306,000
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16 (d)		528	293,517

			1,351,504

Industrial Conglomerates — 0.9%
Sequa Corp. (a):
11.75%, 12/01/15		500	315,000
13.50%, 12/01/15 (d)		826	431,778

			746,778

Insurance — 1.8%
Lincoln National Corp., 8.75%, 7/01/19		575	642,996
MetLife, Inc., 6.13%, 12/01/11		325	347,341
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		500	521,042

			1,511,379

Leisure Equipment & Products — 0.6%
Brunswick Corp., 11.25%, 11/01/16 (a)		450	471,375

Machinery — 0.7%
AGY Holding Corp., 11.00%, 11/15/14		260	205,400
Accuride Corp., 8.50% due 2/01/2015 (b)(c)		110	22,000
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (a)		470	352,500

			579,900

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Marine — 0.4%
Horizon Lines, Inc., 4.25%, 8/15/12 (f)	USD	225	$163,688
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		156	136,500

			300,188

Media — 10.1%
Affinion Group, Inc.:
10.13%, 10/15/13		655	650,906
10.13%, 10/15/13 (a)		155	154,031
CMP Susquehanna Corp., 4.75%, 5/15/14 (a)		40	800
Charter Communications Holdings II, LLC (b)(c):
10.25%, 9/15/10		300	333,375
Series B, 10.25%, 9/15/10		95	105,569
Charter Communications, Inc., 6.50%, 10/01/27 (b)(c)(f)		200	86,000
Clear Channel Communications, Inc.:
5.00%, 3/15/12		100	49,000
5.75%, 1/15/13		30	11,700
11.00%, 8/01/16 (d)		515	128,750
EchoStar DBS Corp., 7.00%, 10/01/13		221	216,580
Local Insight Regatta Holdings, Inc., 11.00%, 12/01/17		229	87,020
Network Communications, Inc., 10.75%, 12/01/13		325	65,812
News America, Inc., 6.20%, 12/15/34		1,500	1,455,702
Nielsen Finance LLC, 10.00%, 8/01/14		1,035	978,075
Rainbow National Services LLC (a):
8.75%, 9/01/12		210	212,100
10.38%, 9/01/14		1,455	1,520,475
TCI Communications, Inc., 7.88%, 2/15/26		1,000	1,143,119
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)		925	841,750
Time Warner Cable, Inc., 6.75%, 6/15/39		400	427,738
UPC Holdings BV, 9.88%, 4/15/18 (a)		200	202,250

			8,670,752

Metals & Mining — 2.8%
Aleris International, Inc., 10.00%, 12/15/16 (b)(c)		315	787
Anglo American Capital Plc, 9.38%, 4/08/19 (a)		165	193,050
Drummond Co., Inc., 7.38%, 2/15/16 (a)		95	83,600
FMG Finance Property Ltd., 10.63%, 9/01/16 (a)		430	462,250
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17		510	531,675
Novelis, Inc., 11.50%, 2/15/15 (a)		275	266,062
Steel Dynamics, Inc., 7.38%, 11/01/12		145	142,463
Teck Resources Ltd.:
10.25%, 5/15/16		130	143,650
10.75%, 5/15/19		495	563,681

			2,387,218

Multi-Utilities — 1.6%
DTE Energy Co., 7.05%, 6/01/11		250	265,617
Dominion Resources, Inc., 5.70%, 9/17/12		1,000	1,087,683

			1,353,300

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels — 7.0%
Arch Coal, Inc., 8.75%, 8/01/16 (a)	USD	125	$125,000
Atlas Energy Operating Co. LLC, 12.13%, 8/01/17		425	448,375
Atlas Energy Resources LLC, 10.75%, 2/01/18 (a)		90	90,900
Berry Petroleum Co., 8.25%, 11/01/16		100	89,000
Bill Barrett Corp., 9.88%, 7/15/16		100	104,000
Chesapeake Energy Corp.:
9.50%, 2/15/15		240	244,800
6.38%, 6/15/15		130	118,462
7.25%, 12/15/18		265	242,475
2.25%, 12/15/38 (f)		275	184,594
ConocoPhillips, 6.00%, 1/15/20		650	724,225
Corral Finans AB, 2.01%, 4/15/10 (a)(d)		488	354,990
EXCO Resources, Inc., 7.25%, 1/15/11		260	254,800
Encore Acquisition Co., 6.00%, 7/15/15		30	25,800
Forest Oil Corp., 7.25%, 6/15/19		765	719,100
Massey Energy Co., 3.25%, 8/01/15 (f)		580	433,550
OPTI Canada, Inc., 8.25%, 12/15/14		290	188,500
Occidental Petroleum Corp., 6.75%, 1/15/12		250	277,189
Petrobras International Finance Co., 7.88%, 3/15/19		350	394,625
Sabine Pass LNG LP, 7.50%, 11/30/16		305	247,050
TEPPCO Partners LP, 7.63%, 2/15/12		400	440,162
Whiting Petroleum Corp.:
7.25%, 5/01/12		15	14,925
7.25%, 5/01/13		300	297,000

			6,019,522

Paper & Forest Products — 1.9%
Clearwater Paper Corp., 10.63%, 6/15/16 (a)		160	171,400
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		355	358,550
International Paper Co., 9.38%, 5/15/19		225	252,834
NewPage Corp., 10.00%, 5/01/12		720	390,600
Verso Paper Holdings LLC:
11.50%, 7/01/14 (a)		140	137,200
Series B, 4.23%, 8/01/14 (e)		626	350,560

			1,661,144

Pharmaceuticals — 1.6%
Valeant Pharmaceuticals International, 8.38%, 6/15/16 (a)		225	228,375
Wyeth, 6.50%, 2/01/34		1,000	1,140,748

			1,369,123

Real Estate Investment Trusts (REITs) — 0.7%
HCP, Inc., 5.65%, 12/15/13		200	192,688
iStar Financial, Inc., 5.65%, 9/15/11		500	285,000
Rouse Co. LP, 5.38%, 11/26/13 (b)(c)		170	128,350

			606,038

Real Estate Management & Development — 0.1%
Realogy Corp., 12.38%, 4/15/15		185	74,925

Road & Rail — 1.0%
CSX Corp., 6.75%, 3/15/11		275	292,109
Canadian National Railway Co., 6.90%, 7/15/28		500	592,377

			884,486

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	69

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds			Par (000)	Value

Software — 0.0%
BMS Holdings, Inc., 8.35%, 2/15/12 (a)(d)(e)		USD	73	$1,045

Specialty Retail — 2.3%
General Nutrition Centers, Inc.:
5.18%, 3/15/14 (e)			360	316,800
10.75%, 3/15/15			260	245,700
Group 1 Automotive, Inc., 2.25%, 6/15/36 (f)(g)			50	35,438
Lazydays RV Center, Inc., 11.75%, 5/15/12 (b)(c)			357	3,570
Limited Brands, Inc., 8.50%, 6/15/19 (a)			320	324,170
Michaels Stores, Inc., 11.38%, 11/01/16			170	146,200
Sonic Automotive, Inc. Series B, 8.63%, 8/15/13			1,100	929,500

				2,001,378

Textiles, Apparel & Luxury Goods — 0.1%
Quiksilver, Inc., 6.88%, 4/15/15			100	63,500

Thrifts & Mortgage Finance — 0.7%
Residential Capital Corp., 8.38%, 6/30/10			977	630,165

Tobacco — 0.8%
Altria Group, Inc., 9.25%, 8/06/19			600	724,153

Wireless Telecommunication Services — 5.3%
Cricket Communications, Inc.:
9.38%, 11/01/14			385	362,862
10.00%, 7/15/15			160	154,800
7.75%, 5/15/16 (a)			500	485,000
Digicel Group Ltd. (a):
8.88%, 1/15/15			570	508,725
9.13%, 1/15/15 (d)			439	386,869
iPCS, Inc., 2.61%, 5/01/13 (e)			20	16,400
MetroPCS Wireless, Inc., 9.25%, 11/01/14			835	819,344
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13			210	187,950
Series F, 5.95%, 3/15/14			30	25,200
Sprint Capital Corp.:
7.63%, 1/30/11			380	380,475
6.88%, 11/15/28			200	145,500
Vodafone Group Plc, 7.75%, 2/15/10			1,000	1,030,328

				4,503,453

Total Corporate Bonds — 81.1%				69,419,861

Floating Rate Loan Interests

Auto Components — 2.5%
Allison Transmission, Inc., Term Loan, 3.03%, 8/07/14			1,085	926,009
Dana Holding Corp., Term Advance, 7.25%, 1/31/15			590	451,923
Delphi Corp., Initial Tranche C Loan (DIP), 10.50%, 12/31/09 (b)(c)			1,194	656,747
Delphi Corp., Subsequent Tranche C Loan (Debtor in Possession), 10.50%, 12/31/09 (b)(c)			121	66,503

				2,101,182

Automobiles — 0.2%
Ford Motor Co., Term Loan, 3.28% – 3.51%, 12/15/13			174	151,065

Chemicals — 0.7%
PQ Corp. (fka Niagara Acquisition, Inc.), Loan (Second Lien), 6.77%, 7/30/15			750	412,500
Solutia Inc., Loan, 7.25%, 2/28/14			199	196,959

				609,459

Floating Rate Loan Interests		Par (000)		Value

Food & Staples Retailing — 0.6%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15	USD		500	$517,500

Health Care Providers & Services — 1.6%
HCA Inc., Tranche A-1 Term Loan, 2.10%, 11/19/12			1,491	1,391,710

Independent Power Producers & Energy Traders — 2.0%
Dynegy Holdings Inc.:
Term L/C Facility Term Loan, 4.02%, 4/02/13			166	159,120
Tranche B Term Loan, 4.02%, 4/02/13			9	8,987
NRG Energy, Inc.:
Credit-Linked Deposit, 0.50%, 2/01/13			82	77,606
Term Loan, 2.01% – 2.35%, 2/01/13			154	144,961
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.78% – 3.79%, 10/10/14			997	758,071
Initial Tranche B-2 Term Loan, 3.78% – 3.79%, 10/10/14			742	564,257

				1,713,002

Machinery — 1.0%
Navistar Financial Corp., Tranche A Term Loan, 2.31%, 1/19/10			250	242,500
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.51%, 1/19/12			180	167,400
Term Advance, 3.51%, 1/19/12			500	465,000

				874,900

Media — 1.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14			495	475,200
Newsday, LLC, Fixed Rate Term Loan, 9.75%, 8/01/13			250	254,375
World Color Press Inc. and World Color (USA) Corp. (fka Quebecor World Inc.), Advance, 9.00%, 7/23/12			200	198,500

				928,075

Multiline Retail — 0.0%
The Neiman Marcus Group Inc., Term Loan, 2.28% – 2.630%, 4/06/13			50	41,161

Specialty Retail — 0.1%
Claire’s Stores, Term Loan B, 0%, 5/29/14			115	74,914

Total Floating Rate Loan Interests — 9.8%				8,402,968

Other Interests (h)		Beneficial Interest (000)

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.			1	191

Media — 0.0%
Adelphia Recovery Trust Escrow			400	9,000

Total Other Interests — 0.0%				9,191

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value

Capital Trusts

Commercial Banks — 0.7%
Barclays Bank Plc, 8.55% (a)(e)(i)	USD	650	$565,500

Consumer Finance — 0.3%
Capital One Capital V, 10.25%, 8/15/39		215	218,616

Total Capital Trusts — 1.0%			784,116

Preferred Stocks (a)(i)	Shares

Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75%		23	5,865

Diversified Financial Services — 0.1%
Preferred Blocker, Inc., 7.00%		250	116,305

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0% (e)		9,328	—

Total Preferred Stocks — 0.1%			122,170

Total Preferred Securities — 1.1%			906,286

U.S. Treasury Obligations	Par (000)

U.S. Treasury Notes, 3.125%, 5/15/19		445	434,431

Total U.S. Treasury Obligations — 0.5%			434,431

Warrants (a)(j)

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires 3/26/19)		10,660	—

Total Warrants — 0.0%			—

Total Long-Term Investments (Cost — $83,466,795) — 93.1%			79,732,285

Short-Term Securities		Shares

BlackRock Liquidity Funds, TempFund, 0.22% (k)(l)		4,155,886	4,155,886

Total Short-Term Securities (Cost — $4,155,886) — 4.9%			4,155,886

Options Purchased	Contracts	Value

Over-the-Counter Call Options
Marsico Parent Superholdco LLC, expiring December 2019 at USD 942.86, Broker, Goldman Sachs	6	$6,000

Total Options Purchased (Cost — $5,867) — 0.0%		6,000

Total Investments Before Options Written (Cost — $87,628,548*) — 98.0%		83,894,171

Options Written

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 1.00% and receive a floating rate based on Dow Jones CDX North America Investment Grade Index Series 12 Volume 1, Broker, Credit Suisse, expiring September 2009 at USD 1.50	8	(119,325)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 1.00% and pay a floating rate based on Dow Jones CDX North America Investment Grade Index Series 12 Volume 1, Broker, Credit Suisse, expiring September 2009 at USD 1.50	8	(3,895)

Total Options Written (Premiums Received — $160,583) — (0.1)%		(123,220)

Total Investments, Net of Options Written — 97.9%		83,770,951
Other Assets Less Liabilities — 2.1%		1,810,534

Net Assets — 100.0%		$85,581,485

*	The cost and unrealized appreciation (depreciation) as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$87,763,497

Gross unrealized appreciation	$2,971,861
Gross unrealized depreciation	(6,841,187)

Net unrealized depreciation	$(3,869,326)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Convertible security.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield as of report date.

(h)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	71

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

(i)	Security is perpetual in nature and has no stated maturity date.

(j)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(k)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	4,155,886	$39,732

(l)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classification for reporting ease.

•	Financial futures contracts sold as of August 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

11	10-Year U.S. Treasury Bond	December 2009	$1,281,940	$(7,467)
6	30-Year U.S. Treasury Bond	December 2009	$714,784	(3,716)

Total				$(11,183)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	250	$45,068
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	250	46,186
Brunswick Corp.	5.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD	1,250	8,655
Limited Brands, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	USD	440	5,027

Total						$104,936

•

Effective September 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Short-Term Securities	$4,155,886
Long-Term Investments:
Common Stocks	559,548

Total Level 1	4,715,434

Level 2
Long-Term Investments:
Corporate Bonds	68,615,326
Floating Rate Loan Interests	4,901,241
Preferred Securities	906,286
U.S. Treasury Obligations	434,431
Other Interests	9,000

Total Level 2	74,866,284

Level 3
Long-Term Investments:
Corporate Bonds	804,535
Floating Rate Loan Interests	3,501,727
Other Interests	191

Total Level 3	4,306,453

Total	$83,888,171

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	—	$(11,183)
Level 2	$110,936	—
Level 3	—	(123,220)

Total	$110,936	$(134,403)

[1]

Other financial instruments are swaps, financial futures contracts, options purchased and options written. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument, options purchased and options written are shown at value.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (concluded)	BlackRock Strategic Bond Trust (BHD)

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total

Balance, as of August 31, 2008	—	$359,158	$318	$359,476
Accrued discounts/premiums	—	(239,342)	—	(239,342)
Realized gain (loss)	$10	(93,893)	—	(93,883)
Change in unrealized appreciation (depreciation)[2]	(44,347)	1,232,154	(127)	1,187,680
Net purchases (sales)	(63,513)	(14,731)	—	(78,244)
Net transfers in/out of Level 3	912,385	2,258,381	—	3,170,766

Balance, as of August 31, 2009	$804,535	$3,501,727	$191	$4,306,453

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

The following is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:

Valuation Inputs	Other Financial Instruments[3]

Liabilities

Balance, as of August 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$(123,220)

Balance, as of August 31, 2009	$(123,220)

[3]	Other financial instruments are options written.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	73

Statements of Assets and Liabilities

August 31, 2009	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Assets

Investments at value — unaffiliated[1]	$459,426,720	$368,278,350	$390,463,678	$115,354,912	$38,026,663
Investments at value — affiliated[2]	1,735,485	2,197,091	2,267,254	1,250,194	2,180,193
Unrealized appreciation on foreign currency exchange contracts	2,750	11,827	9,268	—	—
Unrealized appreciation on swaps	3,708,431	73,687	79,212	—	3,942
Foreign currency at value[3]	392	1,482,074	1,225	3,519	—
Cash	1,318,725	—	—	106,791	39,916
Cash pledged as collateral in connection with swaps	—	—	—	—	—
Cash pledged as collateral in connection with financial futures contracts	750,000	—	—	—	—
TBA sale commitments receivable	24,594,668	—	—	—	—
Investments sold receivable	1,336,922	1,042,064	1,129,629	345,969	228,522
Interest receivable	4,931,659	8,111,910	8,466,344	2,636,975	836,076
Swaps receivable	1,598,491	80,613	86,244	—	—
Swaps premiums paid	441,805	388,527	324,014	—	20,326
Margin variation receivable	257,000	—	—	—	—
Principal paydown receivable	—	—	1,799	—	35,000
Income receivable — affiliated	216	26	155	12	64
Dividends receivable	—	—	—	5,000	—
Prepaid expenses	36,063	110,991	118,055	44,382	16,805
Other assets	44,632	35,318	49,663	8,644	8,847

Total assets	500,183,959	381,812,478	402,996,540	119,756,398	41,396,354

Liabilities

Loan payable	11,850,234	54,000,000	58,000,000	18,000,000	4,000,000
Unrealized depreciation on swaps	4,726,657	1,149,185	1,086,053	—	—
Unrealized depreciation on foreign currency exchange contracts	20,380	462,418	506,557	110,059	—
TBA sale commitments at value[4]	24,813,496	—	—	—	—
Options written at value[5]	12,735,855	—	—	—	—
Interest rate floors at value	—	—	—	—	—
Reverse repurchase agreements	62,721,901	—	—	—	—
Investments purchased payable	20,482,541	5,564,398	1,327,705	473,736	114,793
Payable for treasury rolls	21,066,870	—	—	—	—
Cash held as collateral in connection with swaps	912,000	—	—	—	—
Swaps premiums received	—	—	—	—	—
Swaps payable	504,379	101,356	99,640	—	1,795
Investment advisory fees payable	195,084	190,211	237,548	73,481	34,753
Officer’s and Trustees’ fees payable	45,740	36,266	38,094	9,643	9,656
Margin variation payable	—	—	—	—	—
Interest expense payable	14,468	61,102	66,147	16,481	2,476
Income dividends payable	42,733	89,296	96,955	34,432	—
Deferred income	—	—	6,438	—	—
Administration fees payable	—	—	—	—	3,314
Other affiliates payable	1,314	1,144	1,238	336	—
Other accrued expenses payable	162,876	112,223	114,917	116,944	92,747
Other liabilities	363,231	—	—	—	—

Total liabilities	160,659,759	61,767,599	61,581,292	18,835,112	4,259,534

Net Assets	$339,524,200	$320,044,879	$341,415,248	$100,921,286	$37,136,820

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2009

	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Assets

Investments at value — unaffiliated[1]	$442,883,882	$667,451,853	$79,738,285
Investments at value — affiliated[2]	30,000,661	178,238,591	4,155,886
Unrealized appreciation on foreign currency exchange contracts	1,681	—	—
Unrealized appreciation on swaps	13,187,116	31,004,196	104,936
Foreign currency at value[3]	779	—	—
Cash	988,381	94,437	64,384
Cash pledged as collateral in connection with swaps	—	1,100,000	—
Cash pledged as collateral in connection with financial futures contracts	—	—	45,000
TBA sale commitments receivable	29,496,108	97,270,721	—
Investments sold receivable	2,558,508	34,227,662	304,973
Interest receivable	4,124,588	1,797,223	1,457,820
Swaps receivable	3,979,922	2,490,631	—
Swaps premiums paid	192,659	—	231,520
Margin variation receivable	261,625	—	—
Principal paydown receivable	—	1,759	—
Income receivable — affiliated	322	395	36
Dividends receivable	—	—	—
Prepaid expenses	36,824	36,646	7,652
Other assets	74,038	81,618	7,407

Total assets	527,787,094	1,013,795,732	86,117,899

Liabilities

Loan payable	11,850,234	11,814,907	—
Unrealized depreciation on swaps	5,437,183	20,789,371	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—
TBA sale commitments at value[4]	29,743,105	97,590,718	—
Options written at value[5]	9,775,405	5,315,695	123,220
Interest rate floors at value	—	7,202,331	—
Reverse repurchase agreements	65,623,956	—	—
Investments purchased payable	23,354,838	409,875,206	231,988
Payable for treasury rolls	33,534,396	—	—
Cash held as collateral in connection with swaps	1,100,000	—	—
Swaps premiums received	—	442,735	—
Swaps payable	1,192,908	4,364,346	18,125
Investment advisory fees payable	173,018	238,640	50,217
Officer’s and Trustees’ fees payable	68,513	83,584	8,385
Margin variation payable	—	30,313	9,438
Interest expense payable	27,153	5,013	—
Income dividends payable	54,139	52,556	12,013
Deferred income	—	—	—
Administration fees payable	28,840	57,654	—
Other affiliates payable	—	—	264
Other accrued expenses payable	180,775	210,712	82,764
Other liabilities	541,582	193,424	—

Total liabilities	182,686,045	558,267,205	536,414

Net Assets	$345,101,049	$455,528,527	$85,581,485

ANNUAL REPORT	AUGUST 31, 2009	75

Statements of Assets and Liabilities (concluded)

August 31, 2009	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Net Assets Consist of

Paid-in capital[6,7,8]	$378,671,939	$469,820,161	$505,022,200	$287,354,813	$71,941,565
Cost of shares held in treasury[9]	—	—	—	—	—
Undistributed (distributions in excess of) net investment income	8,842,501	298,774	1,222,688	505,871	(151,867)
Accumulated net realized loss	(46,915,249)	(90,808,731)	(101,617,123)	(168,572,698)	(25,689,740)
Net unrealized appreciation/depreciation	(1,074,991)	(59,265,325)	(63,212,517)	(18,366,700)	(8,963,138)

Net Assets	$339,524,200	$320,044,879	$341,415,248	$100,921,286	$37,136,820

Net asset value	$12.56	$9.71	$9.68	$1.85	$5.78

[1] Investments at cost — unaffiliated	$457,832,010	$426,047,168	$452,194,238	$133,616,852	$46,993,743

[2] Investments at cost — affiliated	$1,735,485	$2,197,091	$2,267,254	$1,250,194	$2,180,193

[3] Foreign currency at cost	$375	$1,496,506	$1,226	$496	—

[4] Proceeds from TBA sale commitments	$24,594,668	—	—	—	—

[5] Premiums received	$10,860,550	—	—	—	—

[6] Par value per share	$0.001	$0.100	$0.100	—	$0.001

[7] Shares outstanding	27,023,027	32,944,087	35,286,436	54,620,873	6,427,525

[8] Shares authorized	unlimited	200 million	200 million	unlimited	unlimited

[9] Shares held in treasury	—	—	—	—	—

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2009

	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Net Assets Consist of

Paid-in capital[6,7,8]	$402,924,496	$479,325,999	$98,450,652
Cost of shares held in treasury[9]	(17,377,850)	—	—
Undistributed (distributions in excess of) net investment income	9,230,290	5,873,652	454,611
Accumulated net realized loss	(56,658,785)	(28,643,230)	(9,720,517)
Net unrealized appreciation/depreciation	6,982,898	(1,027,894)	(3,603,261)

Net Assets	$345,101,049	$455,528,527	$85,581,485

Net asset value	$10.02	$7.12	$12.12

[1] Investments at cost — unaffiliated	$441,752,638	$670,689,923	$83,472,662

[2] Investments at cost — affiliated	$30,000,661	$178,238,591	$4,155,886

[3] Foreign currency at cost	$776	—	—

[4] Proceeds from TBA sale commitments	$29,496,108	$97,270,721	—

[5] Premiums received	$7,142,315	$3,481,809	$160,583

[6] Par value per share	$0.010	$0.010	$0.001

[7] Shares outstanding	34,456,370	63,942,536	7,058,402

[8] Shares authorized	200 million	200 million	unlimited

[9] Shares held in treasury	1,757,400	—	—

ANNUAL REPORT	AUGUST 31, 2009	77

Statements of Operations

Year Ended August 31, 2009	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Investment Income

Interest	$24,822,940	$39,897,239	$42,683,937	$12,007,868	$4,089,707
Dividends	12,949	15,798	—	53,984	—
Income — affiliated	73,254	34,804	37,228	6,954	6,502
Facility and other fees	7,981	279,684	284,819	104,875	25,556

Total income	24,917,124	40,227,525	43,005,984	12,173,681	4,121,765

Expenses

Investment advisory	2,070,150	2,017,679	2,544,904	807,716	392,171
Professional	97,213	185,293	185,746	99,888	99,955
Accounting services	80,319	87,763	95,142	21,470	16,813
Printing	63,696	19,450	32,290	36,302	17,845
Officer and Trustees	38,888	41,525	43,802	11,486	3,900
Custodian	37,557	30,704	32,452	18,504	11,612
Borrowing costs[1]	23,700	609,300	648,848	136,658	51,790
Transfer agent	13,053	56,299	45,013	26,193	13,028
Registration	9,213	11,233	12,032	18,625	9,170
Administration	—	—	—	—	37,350
Miscellaneous	97,159	75,398	78,971	47,458	42,928

Total expenses excluding interest expense	2,530,948	3,134,644	3,719,200	1,224,300	696,562
Interest expense	699,491	1,866,037	2,115,314	518,411	142,832

Total expenses	3,230,439	5,000,681	5,834,514	1,742,711	839,394
Less fees waived by advisor	(1,039)	(714)	(686)	(741)	(841)
Less fees paid indirectly	—	(528)	(562)	(191)	(204)

Total expenses after fees waived and paid indirectly	3,229,400	4,999,439	5,833,266	1,741,779	838,349

Net investment income	21,687,724	35,228,086	37,172,718	10,431,902	3,283,416

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(18,243,873)	(62,698,220)	(67,464,915)	(17,104,372)	(5,481,698)
Investments — affiliated	11,657	—	—	—	—
Financial futures contracts and swaps	(219,441)	(3,358,753)	(3,516,512)	—	(102,851)
Foreign currency	747,501	47,407	65,265	(37,430)	—
Options written	1,144,984	575,000	612,500	—	62,500
TBA sale commitments	(1,291,591)	—	—	—	—
Borrowed bonds	—	—	—	—	—
Interest rate floors	—	—	—	—	—

	(17,850,763)	(65,434,566)	(70,303,662)	(17,141,802)	(5,522,049)

Net change in unrealized appreciation/depreciation on:
Investments	21,068,618	(4,389,175)	(4,063,680)	(2,602,162)	(927,074)
Financial futures contracts and swaps	(8,365,672)	1,517,801	1,751,380	—	3,881
Foreign currency	(497,453)	(568,812)	(622,941)	(115,100)	—
Options written	(2,172,187)	—	—	—	—
TBA sale commitments	135,738	—	—	—	—
Borrowed bonds	—	—	—	—	—
Interest rate floors	—	—	—	—	—

	10,169,044	(3,440,186)	(2,935,241)	(2,717,262)	(923,193)

Total realized and unrealized gain (loss)	(7,681,719)	(68,874,752)	(73,238,903)	(19,859,064)	(6,445,242)

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,006,005	$(33,646,666)	$(36,066,185)	$(9,427,162)	$(3,161,826)

[1]	See Note 8 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

78	ANNUAL REPORT	AUGUST 31, 2009

	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Investment Income

Interest	$23,401,865	$21,990,067	$7,205,848
Dividends	13,192	—	4,473
Income — affiliated	57,676	345,875	40,599
Facility and other fees	—	—	—

Total income	23,472,733	22,335,942	7,250,920

Expenses

Investment advisory	1,902,617	2,809,293	569,117
Professional	94,987	100,959	65,285
Accounting services	76,585	107,654	18,377
Printing	82,924	98,603	18,933
Officer and Trustees	40,870	52,825	9,821
Custodian	38,757	56,909	12,415
Borrowing costs[1]	23,700	23,630	—
Transfer agent	21,400	61,932	12,148
Registration	11,747	21,804	9,166
Administration	317,103	648,298	—
Miscellaneous	99,631	91,961	39,425

Total expenses excluding interest expense	2,710,321	4,073,868	754,687
Interest expense	313,123	634,016	2,246

Total expenses	3,023,444	4,707,884	756,933
Less fees waived by advisor	(903)	(50,476)	(60,259)
Less fees paid indirectly	(416)	(217)	(1,684)

Total expenses after fees waived and paid indirectly	3,022,125	4,657,191	694,990

Net investment income	20,450,608	17,678,751	6,555,930

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(22,284,696)	47,622,904	(7,335,141)
Investments — affiliated	11,931	(2)	—
Financial futures contracts and swaps	(8,377,180)	(3,101,667)	38,004
Foreign currency	817,014	—	—
Options written	1,315,401	1,980,000	—
TBA sale commitments	(38,291)	18,131,968	—
Borrowed bonds	—	(2,089,234)	—
Interest rate floors	—	(8,170,684)	—

	(28,555,821)	54,373,285	(7,297,137)

Net change in unrealized appreciation/depreciation on:
Investments	20,305,282	(36,815,362)	2,221,587
Financial futures contracts and swaps	949,287	(4,394,998)	175,612
Foreign currency	(525,411)	—	—
Options written	(2,946,552)	(2,183,788)	37,363
TBA sale commitments	(4,801)	(177,592)	—
Borrowed bonds	—	1,440,015	—
Interest rate floors	—	(30,244)	—

	17,777,805	(42,161,969)	2,434,562

Total realized and unrealized gain (loss)	(10,778,016)	12,211,316	(4,862,575)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,672,592	$29,890,067	$1,693,355

ANNUAL REPORT	AUGUST 31, 2009	79

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)

Increase (Decrease) in Net Assets:	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$21,687,724	$13,641,713	$19,706,087
Net realized gain (loss)	(17,850,763)	(8,544,877)	341,954
Net change in unrealized appreciation/depreciation	10,169,044	(10,368,703)	(3,507,844)

Net increase (decrease) in net assets resulting from operations	14,006,005	(5,271,867)	16,540,197

Dividends and Distributions to Shareholders From

Net investment income	(20,703,556)	(16,387,174)	(16,495,698)
Net realized gain	—	—	—
Tax return of capital	—	(499,560)	(5,227,396)

Decrease in net assets resulting from dividends and distributions to shareholders	(20,703,556)	(16,886,734)	(21,723,094)

Capital Share Transactions

Reinvestment of dividends	45,125	—	—

Net Assets

Total decrease in net assets	(6,652,426)	(22,158,601)	(5,182,897)
Beginning of period	346,176,626	368,335,227	373,518,124

End of period	$339,524,200	$346,176,626	$368,335,227

Undistributed (distributions in excess of) net investment income	$8,842,501	$1,846,284	$(1,696,051)

	BlackRock High Income Shares (HIS)

Increase (Decrease) in Net Assets:	Year Ended August 31, 2009	Period January 1, 2008 to August 31, 2008	Year Ended December 31, 2007

Operations

Net investment income	$10,431,902	$8,117,286	$12,884,718
Net realized gain (loss)	(17,141,802)	(7,079,170)	(1,962,158)
Net change in unrealized appreciation/depreciation	(2,717,262)	(7,369,210)	(9,438,736)

Net increase (decrease) in net assets resulting from operations	(9,427,162)	(6,331,094)	1,483,824

Dividends and Distributions to Shareholders From

Net investment income	(11,459,895)	(6,958,699)	(12,923,299)
Tax return of capital	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(11,459,895)	(6,958,699)	(12,923,299)

Capital Share Transactions

Reinvestment of dividends	—	—	—

Net Assets

Total increase (decrease) in net assets	(20,887,057)	(13,289,793)	(11,439,475)
Beginning of period	121,808,343	135,098,136	146,537,611

End of period	$100,921,286	$121,808,343	$135,098,136

Undistributed (distributions in excess of) net investment income	$505,871	$1,415,821	$(33,209)

See Notes to Financial Statements.

80	ANNUAL REPORT	AUGUST 31, 2009

	BlackRock Corporate High Yield Fund V, Inc. (HYV)		BlackRock Corporate High Yield Fund VI, Inc. (HYT)

	Year Ended August 31,		Year Ended August 31,

	2009	2008	2009	2008

Operations

Net investment income	$35,228,086	$38,907,940	$37,172,718	$40,916,220
Net realized gain (loss)	(65,434,566)	(24,400,710)	(70,303,662)	(27,115,557)
Net change in unrealized appreciation/depreciation	(3,440,186)	(36,644,816)	(2,935,241)	(38,782,173)

Net increase (decrease) in net assets resulting from operations	(33,646,666)	(22,137,586)	(36,066,185)	(24,981,510)

Dividends and Distributions to Shareholders From

Net investment income	(39,697,493)	(38,515,495)	(42,020,500)	(42,767,302)
Net realized gain	—	(1,667,429)	—	—
Tax return of capital	—	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(39,697,493)	(40,182,924)	(42,020,500)	(42,767,302)

Capital Share Transactions

Reinvestment of dividends	—	—	—	—

Net Assets

Total decrease in net assets	(73,344,159)	(62,320,510)	(78,086,685)	(67,748,812)
Beginning of period	393,389,038	455,709,548	419,501,933	487,250,745

End of period	$320,044,879	$393,389,038	$341,415,248	$419,501,933

Undistributed (distributions in excess of) net investment income	$298,774	$4,338,550	$1,222,688	$5,584,221

	BlackRock High Yield Trust (BHY)			BlackRock Income Opportunity Trust (BNA)

	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$3,283,416	$3,222,658	$4,031,885	$20,450,608	$18,219,919	$21,461,718
Net realized gain (loss)	(5,522,049)	(2,046,912)	(2,450,156)	(28,555,821)	(14,439,291)	2,113,139
Net change in unrealized appreciation/ depreciation	(923,193)	(4,787,603)	2,730,808	17,777,805	(9,222,740)	(6,083,476)

Net increase (decrease) in net assets resulting from operations	(3,161,826)	(3,611,857)	4,312,537	9,672,592	(5,442,112)	17,491,381

Dividends and Distributions to Shareholders From

Net investment income	(3,522,285)	(3,273,618)	(3,927,807)	(21,085,255)	(17,707,143)	(20,862,233)
Tax return of capital	(118,809)	—	—	—	—	(1,874,570)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,641,094)	(3,273,618)	(3,927,807)	(21,085,255)	(17,707,143)	(22,736,803)

Capital Share Transactions

Reinvestment of dividends	42,959	—	12,289	58,090	—	—

Net Assets

Total increase (decrease) in net assets	(6,759,961)	(6,885,475)	397,019	(11,354,573)	(23,149,255)	(5,245,422)
Beginning of period	43,896,781	50,782,256	50,385,237	356,455,622	379,604,877	384,850,299

End of period	$37,136,820	$43,896,781	$50,782,256	$345,101,049	$356,455,622	$379,604,877

Undistributed (distributions in excess of) net investment income	$(151,867)	$65,690	$116,650	$9,230,290	$1,846,620	$768,824

ANNUAL REPORT	AUGUST 31, 2009	81

Statements of Changes in Net Assets (concluded)

	BlackRock Income Trust, Inc. (BKT)

Increase (Decrease) in Net Assets:	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$17,678,751	$16,649,258	$18,973,713
Net realized gain (loss)	54,373,285	(9,938,710)	(10,368,025)
Net change in unrealized appreciation/depreciation	(42,161,969)	35,486,218	18,371,718

Net increase in net assets resulting from operations	29,890,067	42,196,766	26,977,406

Dividends and Distributions to Shareholders From

Net investment income	(18,415,450)	(15,793,807)	(18,808,452)
Tax return of capital	—	—	(4,978,175)

Decrease in net assets resulting from dividends and distributions to shareholders	(18,415,450)	(15,793,807)	(23,786,627)

Net Assets

Total increase in net assets	11,474,617	26,402,959	3,190,779
Beginning of period	444,053,910	417,650,951	414,460,172

End of period	$455,528,527	$444,053,910	$417,650,951

Undistributed (distributions in excess of) net investment income	$5,873,652	$6,981,497	$(6,313,294)

	BlackRock Strategic Bond Trust (BHD)

Increase (Decrease) in Net Assets:	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$6,555,930	$5,362,221	$6,735,537
Net realized gain (loss)	(7,297,137)	(1,927,321)	999,009
Net change in unrealized appreciation/depreciation	2,434,562	(5,317,189)	(1,416,472)

Net increase (decrease) in net assets resulting from operations	1,693,355	(1,882,289)	6,318,074

Dividends to Shareholders From

Net investment income	(6,204,335)	(5,434,969)	(6,521,963)

Net Assets

Total decrease in net assets	(4,510,980)	(7,317,258)	(203,889)
Beginning of period	90,092,465	97,409,723	97,613,612

End of period	$85,581,485	$90,092,465	$97,409,723

Undistributed net investment income	$454,611	$124,460	$197,208

See Notes to Financial Statements.

82	ANNUAL REPORT	AUGUST 31, 2009

Statements of Cash Flows

Year Ended August 31, 2009	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)

Cash Used for/Provided by Operating Activities

Net increase (decrease) in net assets resulting from operations	$14,006,005	$(33,646,666)	$(36,066,185)	$(9,427,162)	$(3,161,826)	$9,672,592
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	557,314	2,681,941	3,064,540	940,296	358,603	1,224,123
(Increase) decrease in swaps receivable	840,628	31,460	31,411	—	257	(1,360,435)
Increase in margin variation receivable	(257,000)	—	—	—	—	(261,625)
Decrease in dividends receivable	248	11,955	34,293	68	6	—
Increase in income receivable — affiliated	(216)	(26)	—	(12)	—	(322)
Increase (decrease) in prepaid expenses	2,947	(94,325)	(100,181)	(29,025)	(11,538)	5,647
Decrease in other assets	2,819	(19,966)	(33,352)	2,078	1,141	51,623
Increase (decrease) in investment advisory fees payable	(22,582)	(61,622)	(77,810)	(23,061)	(11,892)	15,738
Decrease in administration fees payable	—	—	—	—	(1,128)	(2,191)
Decrease in interest expense payable	(236,580)	(8,604)	(11,138)	(3,586)	(2,255)	(476,058)
Decrease in other affiliates payable	(985)	(1,546)	(1,631)	(495)	(4,530)	—
Increase (decrease) in accrued expenses payable	(30,230)	40,710	13,072	(6,398)	17,309	(18,860)
Increase in deferred income	—	—	6,438	—	—	—
Decrease in margin variation payable	(823,936)	—	—	—	—	(810,969)
Increase (decrease) in swaps payable	(1,656,569)	101,356	99,640	—	1,795	(1,162,420)
Increase (decrease) in cash held as collateral in connection with swaps	539,000	—	—	—	—	—
Increase (decrease) in other liabilities	363,231	—	—	(77,576)	—	541,582
Increase (decrease) in Officer’s and Trustees’ fees payable	(3,201)	20,261	20,999	(327)	(474)	(5,031)
Swap premium received	5,882,626	5,092,281	5,623,779	—	664,341	593,933
Swap premium paid	(1,028,403)	(5,170,717)	(5,443,657)	—	(616,874)	(1,542,766)
Net realized and unrealized loss	5,598,540	64,737,073	69,687,526	19,865,689	6,287,035	6,524,536
Amortization of premium and discount on investments	(1,462,816)	(3,445,557)	(4,818,087)	(918,231)	(164,384)	(1,017,353)
Paid-in-kind income	—	(1,325,497)	(1,493,707)	(311,176)	(241,996)	(78,983)
Premiums received from options written	13,685,795	575,000	612,500	—	62,500	3,678,980
Proceeds from sales and paydowns of long-term securities	1,657,860,940	272,306,521	277,939,650	70,786,040	23,375,879	1,521,807,181
Purchases of long-term investments	(1,613,538,004)	(224,219,484)	(226,233,016)	(60,691,984)	(20,059,409)	(1,444,428,682)
Increase in cash pledged as collateral in connection with swaps	—	—	—	—	—	1,100,000
Increase in cash pledged as collateral in connection with financial futures contracts	(750,000)	—	—	—	—	—
Net purchases of short-term securities	—	—	12,009,930	—	(680,193)	(25,700,661)
Net proceeds from sales of short-term securities	1,268,051	4,150,350	—	349,806	—	—
Premiums paid on closing options written	(5,096,836)	—	—	—	—	(1,184,761)

Cash provided by operating activities	75,700,786	81,754,898	94,865,014	20,454,944	5,812,367	67,164,818

Cash Used for Financing Activities

Cash receipts from borrowings	636,319,609	99,000,000	119,000,000	42,000,000	25,000,000	509,708,688
Cash payments from borrowings	(693,692,157)	(139,700,000)	(171,900,000)	(51,000,000)	(27,250,000)	(558,725,035)
Cash dividends paid to shareholders	(20,668,623)	(39,768,697)	(42,108,146)	(11,466,208)	(3,600,554)	(21,033,237)

Cash used for financing activities	(78,041,171)	(80,468,697)	(95,008,146)	(20,466,208)	(5,850,554)	(70,049,584)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	$33,522	$(14,432)	$(1)	$3,024	—	$36,256

Cash

Net increase (decrease) in cash	(2,306,863)	1,271,769	(143,133)	(8,240)	(38,187)	(2,848,510)
Cash and foreign currency at beginning of year	3,625,980	210,305	144,358	118,550	78,103	3,837,670

Cash and foreign currency at end of year	$1,319,117	$1,482,074	$1,225	$110,310	$39,916	$989,160

Cash Flow Information

Cash paid for interest	$936,071	$1,874,641	$2,126,452	$521,997	$145,087	$789,181

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to shareholders	45,125	—	—	—	42,959	58,090

          A Statement of Cash Flows is presented when a fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	83

Financial Highlights	BlackRock Core Bond Trust (BHK)

	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$12.81	$13.63	$13.82	$14.27	$15.22	$14.75

Net investment income	0.80 [1]	0.50 [1]	0.74	0.66	0.78	0.92
Net realized and unrealized gain (loss)	(0.28)	(0.69)	(0.13)	0.11	(0.37)	0.66

Net increase (decrease) from investment operations	0.52	(0.19)	0.61	0.77	0.41	1.58

Dividends and distributions from:
Net investment income	(0.77)	(0.61)	(0.61)	(0.93)	(1.01)	(0.86)
Net realized gain	—	—	—	(0.29)	(0.35)	(0.25)
Tax return of capital	—	(0.02)	(0.19)	—	—	—

Total dividends and distributions	(0.77)	(0.63)	(0.80)	(1.22)	(1.36)	(1.11)

Net asset value, end of period	$12.56	$12.81	$13.63	$13.82	$14.27	$15.22

Market price, end of period	$11.98	$11.51	$12.23	$12.86	$13.69	$14.02

Total Investment Return[2]

Based on net asset value	5.28%	(1.00)%[3]	5.04%	6.20%	3.18%	11.79%

Based on market price	11.76%	(0.87)%[3]	1.29%	3.07%	7.46%	11.93%

Ratios to Average Net Assets

Total expenses	1.06%	2.29%[4]	1.60%	1.08%	1.50%	1.32%

Total expenses after fees waived and paid indirectly	1.06%	2.29%[4]	1.60%	1.08%	1.50%	1.32%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.83%	0.89%[4]	0.78%	0.77%	0.85%	0.92%

Net investment income	7.09%	4.55%[4]	5.36%	4.78%	5.20%	6.20%

Supplemental Data

Net assets, end of period (000)	$339,524	$346,177	$368,335	$373,518	$385,514	$411,163

Borrowings outstanding, end of period (000)	$74,572	$107,690	$103,354	$3,911	$86,876	$102,474

Average borrowings outstanding, during the period (000)	$73,467	$134,784	$44,786	$25,340	$91,130	$145,094

Portfolio turnover	315%[5]	598%[6]	122%	88%	220%	398%

Asset coverage, end of period per $1,000	$5,553	$4,215	$4,564	$96,502	$5,438	$5,012

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 184%.

[6]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 337%.

See Notes to Financial Statements.

84	ANNUAL REPORT	AUGUST 31, 2009

Financial Highlights	BlackRock Corporate High Yield Fund V, Inc. (HYV)

	Year Ended August 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$11.94	$13.83	$14.10	$15.19	$16.15

Net investment income[1]	1.07	1.18	1.20	1.22	1.47
Net realized and unrealized gain (loss)	(2.10)	(1.85)	(0.33)	(0.50)	0.19

Net increase (decrease) from investment operations	(1.03)	(0.67)	0.87	0.72	1.66

Dividends and distributions from:
Net investment income	(1.20)	(1.17)	(1.14)	(1.25)	(1.64)
Net realized gain	—	(0.05)	—	(0.56)	(0.98)

Total dividends and distributions	(1.20)	(1.22)	(1.14)	(1.81)	(2.62)

Net asset value, end of year	$9.71	$11.94	$13.83	$14.10	$15.19

Market price, end of year	$9.32	$10.15	$12.24	$12.81	$15.04

Total Investment Return[2]

Based on net asset value	(3.83)%	(3.99)%	6.76%	6.37%	11.03%

Based on market price	8.59%	(7.78)%	4.00%	(2.40)%	14.99%

Ratios to Average Net Assets

Total expenses	1.84%	2.11%	3.20%	2.87%	1.99%

Total expenses after fees waived and paid indirectly	1.84%	2.11%	3.20%	2.87%	1.99%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.16%	0.97%	0.99%	0.98%	0.97%

Net investment income	13.00%	9.16%	8.23%	8.49%	9.38%

Supplemental Data

Net assets, end of year (000)	$320,045	$393,389	$455,710	$464,453	$500,303

Borrowings outstanding, end of year (000)	$54,000	$94,700	$127,700	$200,100	$188,500

Average borrowings outstanding, during the year (000)	$65,403	$106,140	$188,373	$183,484	$184,650

Portfolio turnover	65%	46%	51%	64%	48%

Asset coverage, end of year per $1,000	$6,927	$5,154	$4,569	$3,321	$3,654

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	85

Financial Highlights	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

	Year Ended August 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$11.89	$13.81	$14.12	$15.08	$15.71

Net investment income[1]	1.05	1.16	1.18	1.16	1.37
Net realized and unrealized gain (loss)	(2.07)	(1.87)	(0.39)	(0.49)	0.19

Net increase (decrease) from investment operations	(1.02)	(0.71)	0.79	0.67	1.56

Dividends and distributions from:
Net investment income	(1.19)	(1.21)	(1.10)	(1.17)	(1.49)
Net realized gain	—	—	—	(0.46)	(0.70)

Total dividends and distributions	(1.19)	(1.21)	(1.10)	(1.63)	(2.19)

Net asset value, end of year	$9.68	$11.89	$13.81	$14.12	$15.08

Market price, end of year	$9.47	$10.14	$12.15	$12.48	$14.32

Total Investment Return[2]

Based on net asset value	(4.03)%	(4.30)%	6.29%	6.29%	11.28%

Based on market price	10.09%	(7.24)%	5.80%	(1.07)%	14.34%

Ratios to Average Net Assets

Total expenses	2.01%	2.24%	3.35%	2.89%	2.09%

Total expenses after fees waived and paid indirectly	2.01%	2.24%	3.35%	2.89%	2.09%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.28%	1.10%	1.12%	1.11%	1.11%

Net investment income	12.82%	9.02%	8.03%	8.11%	8.91%

Supplemental Data

Net assets, end of period (000)	$341,415	$419,502	$487,251	$498,096	$532,031

Borrowings outstanding, end of year (000)	$58,000	$110,900	$135,900	$216,200	$185,200

Average borrowings outstanding, during the year (000)	$73,784	$113,996	$202,705	$184,070	$188,044

Portfolio turnover	60%	45%	51%	62%	48%

Asset coverage, end of year per $1,000	$6,886	$4,783	$4,585	$3,304	$3,873

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

86	ANNUAL REPORT	AUGUST 31, 2009

Financial Highlights	BlackRock High Income Shares (HIS)

	Year Ended August 31, 2009	Period January 1, 2008 to August 31, 2008

			Year Ended December 31,

			2007	2006	2005	2004[1]

Per Share Operating Performance

Net asset value, beginning of period	$2.23	$2.47	$2.68	$2.61	$2.87	$2.86

Net investment income	0.19 [2]	0.15 [2]	0.24	0.22	0.24	0.28 [3]
Net realized and unrealized gain (loss)	(0.36)	(0.26)	(0.21)	0.08	(0.23)	0.03

Net increase (decrease) from investment operations	(0.17)	(0.11)	0.03	0.30	0.01	0.31

Dividends from net investment income	(0.21)	(0.13)	(0.24)	(0.23)	(0.27)	(0.30)

Net asset value, end of period	$1.85	$2.23	$2.47	$2.68	$2.61	$2.87

Market price, end of period	$1.68	$1.88	$2.14	$2.55	$2.33	$2.90

Total Investment Return[4]

Based on net asset value	(3.01)%	(4.00)%[5]	1.58%	12.32%	0.43%	11.46%

Based on market price	4.47%	(6.59)%[5]	(7.51)%	19.70%	(11.28)%	12.24%

Ratios to Average Net Assets

Total expenses	2.01%	1.98%[6]	3.56%	3.78%	3.04%	2.23%

Total expenses after fees waived and paid indirectly	2.01%	1.98%[6]	3.55%	3.77%	3.04%	2.23%

Total expenses after fees waived and fees paid indirectly and excluding interest expense	1.41%	1.05%[6]	1.27%	1.34%	1.37%	1.39%

Net investment income	12.06%	9.52%[6]	8.89%	8.42%	8.82%	9.70%

Supplemental Data

Net assets, end of period (000)	$100,921	$121,808	$135,098	$146,538	$142,457	$155,298

Borrowings outstanding, end of period (000)	$18,000	$27,000	$46,000	$62,000	$66,000	$69,000

Average borrowings outstanding, during the period (000)	$21,220	$27,069	$55,868	$62,838	$65,992	$64,081

Portfolio turnover	55%	25%	69%	83%	115%	56%

Asset coverage, end of period per $1,000	$6,607	$5,512	$3,937	$3,364	$3,158	$3,251

[1]	Audited by other Independent Registered Public Accounting Firm.

[2]	Based on average shares outstanding.

[3]

Net investment income per share has been recalculated in accordance with Securities and Exchange Commission requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

The performance set forth in this table is the financial data of BlackRock High Income Shares. BlackRock Advisors, LLC began managing the Trust on March 2, 2005.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	87

Financial Highlights	BlackRock High Yield Trust (BHY)

	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$6.84	$7.91	$7.85	$7.48	$7.95	$6.96

Net investment income	0.51 [1]	0.50 [1]	0.63	0.66	0.68	0.92
Net realized and unrealized gain (loss)	(1.00)	(1.06)	0.04	0.36	(0.36)	1.02

Net increase (decrease) from investment operations	(0.49)	(0.56)	0.67	1.02	0.32	1.94

Dividends and distributions from:
Net investment income	(0.55)	(0.51)	(0.61)	(0.65)	(0.79)	(0.92)
Tax return of capital	(0.02)	—	—	—	—	(0.03)

Total dividends and distributions	(0.57)	(0.51)	(0.61)	(0.65)	(0.79)	(0.95)

Net asset value, end of period	$5.78	$6.84	$7.91	$7.85	$7.48	$7.95

Market price, end of period	$5.84	$5.96	$6.92	$7.77	$7.36	$9.30

Total Investment Return[2]

Based on net asset value	(5.30)%	(6.47)%[3]	9.03%	14.25%	2.85%	26.24%

Based on market price	9.81%	(6.85)%[3]	(3.63)%	14.93%	(13.49)%	0.28%

Ratios to Average Net Assets

Total expenses	2.61%	2.61%[4]	4.16%	4.50%	3.52%	2.69%

Total expenses after fees waived and paid indirectly	2.61%	2.61%[4]	4.14%	4.49%	3.51%	2.68%

Total expenses after fees waived and paid indirectly and excluding interest expense	2.16%	1.77%[4]	2.10%	2.19%	2.10%	1.96%

Net investment income	10.22%	8.34%[4]	7.84%	8.74%	8.71%	12.16%

Supplemental Data

Net assets, end of period (000)	$37,137	$43,897	$50,782	$50,385	$47,924	$50,914

Borrowings outstanding, end of period (000)	$4,000	$6,250	$9,250	$20,250	$20,750	$19,250

Average borrowings outstanding, during the period (000)	$5,223	$7,443	$17,710	$20,621	$20,425	$19,250

Portfolio turnover	54%	34%	69%	85%	102%	156%

Asset coverage, end of period per $1,000	$10,284	$8,023	$6,490	$3,488	$3,310	$3,645

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

88	ANNUAL REPORT	AUGUST 31, 2009

Financial Highlights	BlackRock Income Opportunity Trust, Inc. (BNA)

	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.35	$11.02	$11.17	$11.56	$12.38	$11.93

Net investment income	0.59 [1]	0.53 [1]	0.62	0.57	0.72	0.76
Net realized and unrealized gain (loss)	(0.31)	(0.69)	(0.11)	0.01	(0.45)	0.53

Net increase (decrease) from investment operations	0.28	(0.16)	0.51	0.58	0.27	1.29

Dividends and distributions from:
Net investment income	(0.61)	(0.51)	(0.61)	(0.65)	(0.81)	(0.84)
Net realized gain	—	—	—	(0.26)	(0.28)	—
Tax return of capital	—	—	(0.05)	(0.06)	—	—

Total dividends and distributions	(0.61)	(0.51)	(0.66)	(0.97)	(1.09)	(0.84)

Net asset value, end of period	$10.02	$10.35	$11.02	$11.17	$11.56	$12.38

Market price, end of period	$9.65	$9.82	$10.19	$10.58	$10.90	$11.38

Total Investment Return[2]

Based on net asset value	3.90%	(1.07)%[3]	5.11%	5.76%	2.95%	11.90%

Based on market price	5.46%	1.51%[3]	2.62%	6.27%	5.53%	12.04%

Ratios to Average Net Assets

Total expenses	0.95%	2.25%[4]	2.01%	1.61%	1.72%	1.11%

Total expenses after fees waived and paid indirectly	0.95%	2.25%[4]	2.00%	1.61%	1.72%	1.11%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.85%	0.83%[4]	0.87%	0.89%	0.87%	0.84%

Net investment income	6.45%	5.89%[4]	5.68%	5.11%	5.97%	6.29%

Supplemental Data

Net assets, end of period (000)	$345,101	$356,456	$379,605	$384,850	$398,078	$426,643

Borrowings outstanding, end of period (000)	$77,474	$100,740	$105,262	$34,326	$120,179	$94,644

Average borrowings outstanding, during the period (000)	$49,573	$131,462	$68,241	$59,691	$122,457	$97,264

Portfolio turnover	270%[5]	441%[6]	196%	131%	396%	300%

Asset coverage, end of period per $1,000	$5,454	$4,538	$4,606	$12,212	$4,312	$5,508

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 165%.

[6]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 168%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	89

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$6.94	$6.53	$6.48	$6.54	$6.95	$7.21

Net investment income	0.28 [1]	0.26 [1]	0.30	0.32	0.44	0.51
Net realized and unrealized gain (loss)	0.19	0.40	0.12	0.05	(0.30)	(0.16)

Net increase (decrease) from investment operations	0.47	0.66	0.42	0.37	0.14	0.35

Dividends and distributions from:
Net investment income	(0.29)	(0.25)	(0.29)	(0.34)	(0.48)	(0.61)
Tax return of capital	—	—	(0.08)	(0.09)	(0.07)	—

Total dividends and distributions	(0.29)	(0.25)	(0.37)	(0.43)	(0.55)	(0.61)

Net asset value, end of period	$7.12	$6.94	$6.53	$6.48	$6.54	$6.95

Market price, end of period	$6.53	$6.07	$5.81	$6.07	$5.90	$7.50

Total Investment Return[2]

Based on net asset value	7.64%	10.82%[3]	7.06%	6.06%	2.12%	5.01%

Based on market price	12.87%	8.94%[3]	1.69%	10.18%	(14.63)%	5.97%

Ratios to Average Net Assets

Total expenses	1.09%	1.63%[4]	2.77%	2.85%	2.80%	1.37%

Total expenses after fees waived and before fees paid indirectly	1.08%	1.63%[4]	2.77%	2.85%	2.80%	1.37%

Total expenses after fees waived and paid indirectly	1.08%	1.63%[4]	2.76%	2.84%	2.79%	1.37%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.93%	0.91%[4]	0.98%	1.00%	0.99%	0.97%

Net investment income	4.09%	4.67%[4]	4.60%	4.92%	6.54%	7.13%

Supplemental Data

Net assets, end of period (000)	$455,529	$444,054	$417,651	$414,460	$418,390	$442,635

Borrowings outstanding, end of period (000)	$11,815	—	$33,895	$70,691	$149,558	$223,736

Average borrowings outstanding, during the period (000)	$537	$61,777	$93,325	$104,393	$180,553	$158,278

Portfolio turnover	700%[5]	263%[6]	250%	80%	60%	120%

Asset coverage, end of period per $1,000	$39,555	—	$13,322	$6,863	$3,798	$2,978

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 184%.

[6]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 0%.

See Notes to Financial Statements.

90	ANNUAL REPORT	AUGUST 31, 2009

Financial Highlights	BlackRock Strategic Bond Trust (BHD)

	Year Ended August 31, 2009	Period November 1, 2007 to August 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$12.76	$13.80	$13.83	$13.68	$15.10	$15.07

Net investment income	0.93 [1]	0.76 [1]	0.95	0.99	1.10	1.39
Net realized and unrealized gain (loss)	(0.69)	(1.03)	(0.06)	0.18	(1.13)	0.25

Net increase (decrease) from investment operations	0.24	(0.27)	0.89	1.17	(0.03)	1.64

Dividends and distributions from:
Net investment income	(0.88)	(0.77)	(0.92)	(0.98)	(1.12)	(1.61)
Tax return of capital	—	—	—	(0.04)	(0.27)	—

Total dividends and distributions	(0.88)	(0.77)	(0.92)	(1.02)	(1.39)	(1.61)

Net asset value, end of period	$12.12	$12.76	$13.80	$13.83	$13.68	$15.10

Market price, end of period	$11.43	$10.85	$11.88	$12.85	$12.45	$16.70

Total Investment Return[2]

Based on net asset value	3.99%	(1.19)%[3]	7.26%	9.58%	(0.49)%	11.35%

Based on market price	15.34%	(2.40)%[3]	(0.62)%	11.87%	(18.11)%	21.54%

Ratios to Average Net Assets

Total expenses	1.00%	0.93%[4]	1.45%	2.25%	2.14%	1.49%

Total expenses after fees waived and before fees paid indirectly	0.92%	0.82%[4]	1.27%	2.25%	2.14%	1.49%

Total expenses after fees waived and paid indirectly	0.92%	0.82%[4]	1.27%	2.00%	1.87%	1.23%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.92%	0.81%[4]	0.87%	0.94%	0.92%	0.89%

Net investment income	8.67%	6.85%[4]	6.86%	7.26%	7.58%	9.23%

Supplemental Data

Net assets, end of period (000)	$85,581	$90,092	$97,410	$97,614	$96,546	$106,433

Borrowings outstanding, end of period (000)	—	$1,571	$413	$14,951	$31,883	$13,188

Average borrowings outstanding, during the period (000)	$303	$391	$7,240	$21,104	$30,406	$27,562

Portfolio turnover.	61%	27%	34%	56%	51%	31%

Asset coverage, end of period per $1,000	—	$58,347	$236,789	$7,529	$4,028	$9,071

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	91

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (‘HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD”) (collectively the “Trusts” or individually as the “Trust”) are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940 (the “1940 Act”), as amended. HYV, HYT, BNA and BKT are organized as Maryland corporations. BHK, BHY and BHD are organized as Delaware statutory trusts. HIS is organized as a Massachusetts business trust. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Directors and Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation of Investments: The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of each Trust’s Board. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To be announced (“TBA”) commitments are valued at the current market value of the underlying securities. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Trusts value their investments in Cash Sweep Series, of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or are not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’slength transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of each Trust are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

92	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Trusts report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Mortgage Obligations: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trusts may not fully recoup its initial investment in IOs.

Capital Trusts and Trust Preferreds: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Trusts may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loans: Certain Trusts may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay

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Notes to Financial Statements (continued)

interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London Inter-Bank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

The Trusts earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment, and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the accrual basis. When a Trust buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Trusts may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Trusts may include covenant waiver fees and covenant modification fees.

The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Borrowed Bond Agreements: In a borrowed bond agreement, a Trust borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Trust’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is “marked to market” on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Trust may be delayed or limited.

Mortgage Dollar Roll Transactions: Certain Trusts may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that each Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of each Trust.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing (not treated as purchase and sales) and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Trusts. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Trusts.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the

94	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trusts are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds from the agreement may be restricted while the other party, or its trustee or receiver, whether or not to enforce the Trusts’ obligation to repurchase the securities.

TBA Commitments: Certain Trusts may enter into to be announced commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Trusts’ other assets.

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Trust either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, written options, written swaptions, foreign currency exchange contracts, financial futures contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements) each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Trusts amortize all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BHK, BHY, BNA, BKT and BHD’s US federal tax returns remains open for the two years ended October 31, 2007, the period ended August 31, 2008 and the year ended August 31, 2009. The statute of limitations on BHK and HIS’s US federal tax returns remains open for the two years ended December 31, 2007, the period ended August 31, 2008 and the year ended August 31, 2009. The statute of limitations on the HYV and HYT’s tax returns remains open for the four years ended August 31, 2009. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Trusts’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each

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Notes to Financial Statements (continued)

Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income-affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown in the Statements of Operations as fees paid indirectly.

2. Derivative Financial Instruments:

The Trusts may engage in various portfolio investment strategies both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Trusts may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Trust and each of its counterparties. The ISDA Master Agreement allows each Trust to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their coun-terparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Trusts’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Trusts. For over-the-counter purchased options, the Trusts bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as written options obligate the Trusts to perform and not the counterparty. Certain ISDA Master Agreements allow counterpar-ties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Trust’s net assets decline by a stated percentage or a Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the coun-terparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: Certain Trusts may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Trusts may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Trust, help to manage the overall exposure to the foreign currency backing some of the investments held by a Trust. The contract is marked-to-market daily and the change in market value is recorded by a Trust as an unrealized gain or loss. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterpar-ties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: Certain Trusts may purchase and write call and put options to increase or decrease their exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Trust purchases (writes) an option, an amount equal to the premium paid (received) by a Trust is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Trust enters into a closing transaction), a Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Trust writes a call option, such option is “covered,” meaning that a Trust holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Trust may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Trust purchasing a security at a price different from the current market value. The Trusts may execute transactions in both listed and over-the-counter options.

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Notes to Financial Statements (continued)

Swaps: Certain Trusts may enter into swap agreements, in which a Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Trusts may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, a Trust will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), a Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps — Certain Trusts may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Total return swaps — Certain Trusts may enter into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trust will receive a payment from or make a payment to the counterparty.

•

Swaptions — Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Trusts bear the market risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written swaption could result in the Trusts purchasing an interest rate swap at a price different from the current market value. The Trusts execute transactions in over-the-counter swaptions.

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Notes to Financial Statements (continued)

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities:

Values of Derivative Instruments as of August 31, 2009*

	Asset Derivatives

		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

	Statements of Assets and Liabilities Location	Value

Interest rate contracts**	Net unrealized appreciation/depreciation/ Unrealized appreciation on swaps/ Investments at value — unaffiliated	$9,191,692	—	—	—	—	$19,718,603	$33,166,333	—
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,750	$11,827	$9,268	—	—	1,681	—	—
Credit contracts	Unrealized appreciation on swaps	71,966	73,687	79,212	—	$3,942	61,884	—	$104,936
Equity contracts	Investments at value — unaffiliated	—	—	—	—	3,000	—	—	6,000

Total		$9,266,408	$85,514	$88,480	—	$6,942	$19,782,168	$33,166,333	$110,936

	Liability Derivatives

		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

	Statements of Assets and Liabilities Location	Value

Interest rate contracts**	Net unrealized appreciation/depreciation/ Unrealized depreciation on swaps/ Options written at value/ Investments at value — unaffiliated/ Interest rate floors at value	$17,318,848	—	—	—	—	$15,333,669	$33,413,999	$134,403
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	20,380	$462,418	$506,557	$110,059	—	—	—	—
Credit contracts	Unrealized depreciation on swaps	609,167	1,149,185	1,086,053	—	—	635,325	—	—

Total		$17,948,395	$1,611,603	$1,592,610	$110,059	—	$15,968,994	$33,413,999	$134,403

*	For open derivative instruments as of August 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended August 31, 2009.

**

Includes cumulative appreciation/depreciation of the financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations Year Ended August 31, 2009

	Net Realized Gain (Loss) From Derivatives Recognized in Income

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Credit contracts:
Options	—	$575,000	$612,500	—	—	—	—	—
Swaps	$522,890	(3,358,753)	(3,516,512)	—	$(102,851)	$(233,992)	—	$139,504
Equity contracts:
Options	—	—	—		62,500	—	—	—
Foreign currency exchange contracts	661,866	(121,570)	(205,322)	$(34,006)	—	724,349	—	—
Interest rate contracts:
Financial futures contracts	(15,515,948)	—	—	—	—	(19,053,523)	$(10,263,999)	(101,500)
Options	2,309,078	—	—			1,348,335	(553,314)	—
Interest rate floors	—	—	—	—	—	—	(8,170,684)	—
Swaps	14,773,617	—	—	—	—	10,910,335	7,162,332	—

Total	$2,751,503	$(2,905,323)	$(3,109,334)	$(34,006)	$(40,351)	$(6,304,496)	$(11,825,665)	$38,004

98	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Credit contracts:
Options	—	—	—	—	—	—	—	$37,363
Swaps	$(537,201)	$1,517,801	$1,751,380	—	$3,881	$(573,441)	—	104,936
Equity contracts:
Options	—	—	—	—	(2,070)	—	—	(4,140)
Foreign currency exchange contracts	(528,233)	(604,572)	(651,857)	$(121,341)	—	(495,519)	—	—
Interest rate contracts:
Financial futures contracts	(251,292)	—	—	—	—	463,535	$2,358,290	70,676
Options	(2,779,648)					(2,633,410)	(2,554,639)	—
Interest rate floors	—	—	—	—	—	—	(30,243)	—
Swaps	(7,577,179)	—	—	—	—	1,059,193	(6,753,288)	—

Total	$(11,673,553)	$913,229	$1,099,523	$(121,341)	$1,811	$(2,179,642)	$(6,979,880)	$208,835

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Trusts under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock to provide investment services for each Trust and administration services for BHK, HYV, HYT, HIS and BHD.

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.55%
HIS	0.75%	of the first $200 million and 0.50% thereafter
BHY	1.05%
BHD	0.75%

The following Trusts’ investment advisory fee paid to the Manager is computed daily and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYV	0.60%
HYT	0.70%

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average net assets:

BNA	0.60%
BKT	0.65%

The Manager has voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BHD by 0.05% of its average weekly managed assets through February 28, 2010. This amount is included in fees waived by advisor on the Statements of Operations. For the year ended August 31, 2009, the amount waived by BHD was $ 56,414.

BHY, BNA and BKT each have an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate, 0.10% for BNA, and 0.15% for BKT, of each Trust’s average net assets and 0.10% for BHY of the Trust’s average weekly managed assets.

The Manager has agreed to waive its advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor on the Statements of Operations. For the year ended August 31, 2009, the amounts were as follows:

Fees Waived by Manager

BHK	$1,039
HYV	$714
HYT	$686
HIS	$741
BHY	$841
BNA	$903
BKT	$50,476
BHD	$3,845

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to BHK, HYV, HYT, HIS and BHD, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

For the year ended August 31, 2009, certain Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Accounting Services

BHK	$7,476
HYV	$6,513
HYT	$7,045
HIS	$2,069
BHD	$1,562

ANNUAL REPORT	AUGUST 31, 2009	99

Notes to Financial Statements (continued)

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, received commissions on execution of portfolio security transactions for the Trusts for the period September 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), as follows:

BHK	$220
BNA	$220

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities), for the year ended August 31, 2009 were as follows:

	Purchases	Sales

BHK	$1,062,228,930	$1,109,686,169
HYV	$223,482,779	$273,112,072
HYT	$220,959,742	$278,821,284
HIS	$59,223,217	$71,081,974
BHY	$19,279,254	$23,555,238
BNA	$911,086,808	$1,010,199,678
BKT	$4,181,067,375	$4,151,184,512
BHD	$42,085,588	$45,574,047

For the year ended August 31, 2009, purchases and sales of US government securities were as follows:

	Purchases	Sales

BHK	$131,069,683	$157,939,305
BNA	$90,390,147	$126,596,712
BKT	$118,637,113	$95,553,053
BHD	$429,608	$3,971,296

For the year ended August 31, 2009, purchases and sales attributable to mortgage dollar rolls were as follows:

	Purchases	Sales

BHK	$497,080,908	$499,129,138
BNA	$389,903,416	$404,738,316
BKT	$2,818,349,172	$3,130,769,403

Transactions in options written for the year ended August 31, 2009 were as follows:

BHK	Contracts*	Premiums Received

Outstanding call options written, beginning of year	171	$2,895,912
Options written	146	6,628,815
Options exercised	(118)	(643,853)
Options closed	(73)	(3,524,845)

Outstanding call options written, end of year	126	$5,356,030

*	Some contracts represent a notional amount of $1 million.

BHK	Contracts*	Premiums Received

Outstanding put options written, beginning of year	90	$2,828,173
Options written	320	6,413,126
Options expired	(37)	(576,113)
Options exercised	(6)	(1,764)
Options closed	(238)	(3,158,902)

Outstanding put options written, end of year	129	$5,504,520

*	Some contracts represent a notional amount of $1 million.

HYV	Contracts*	Premiums Received

Outstanding call options written, beginning of year	—	—
Options written	12	$178,250
Options expired	(12)	(178,250)
Options closed	—	—

Outstanding call options written, end of year	—	—

*	Some contracts represent a notional amount of $1 million.

HYV	Contracts*	Premiums Received

Outstanding put options written, beginning of year	—	—
Options written	12	$396,750
Options expired	(12)	(396,750)
Options closed	—	—

Outstanding put options written, end of year	—	—

*	Some contracts represent a notional amount of $1 million.

HYT	Contracts*	Premiums Received

Outstanding call options written, beginning of year	—	—
Options written	12	$189,875
Options expired	(12)	(189,875)
Options closed	—	—

Outstanding call options written, end of year	—	—

*	Some contracts represent a notional amount of $1 million.

HYT	Contracts*	Premiums Received

Outstanding put options written, beginning of year	—	—
Options written	12	$422,625
Options expired	(12)	(422,625)
Options closed	—	—

Outstanding put options written, end of year	—	—

*	Some contracts represent a notional amount of $1 million.

BHY	Contracts*	Premiums Received

Outstanding call options written, beginning of year	—	—
Options written	1	$19,375
Options expired	(1)	$(19,375)
Options closed	—	—

Outstanding call options written, end of year	—	—

*	Some contracts represent a notional amount of $1 million.

BHY	Contracts*	Premiums Received

Outstanding put options written, beginning of year	—	—
Options written	1	$43,125
Options expired	(1)	$(43,125)
Options closed	—	—

Outstanding put options written, end of year	—	—

*	Some contracts represent a notional amount of $1 million.

100	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

BNA	Contracts*	Premiums Received

Outstanding call options written, beginning of year	176	$3,261,524
Options written	37	1,953,760
Options expired	(100)	(160,853)
Options exercised	(18)	(494,200)
Options closed	(22)	(1,071,574)

Outstanding call options written, end of year	73	$3,488,657

*	Some contracts represent a notional amount of $1 million.

BNA	Contracts*	Premiums Received

Outstanding put options written, beginning of year	96	$3,196,173
Options written	141	1,725,220
Options expired	(41)	(590,582)
Options closed	(120)	(677,153)

Outstanding put options written, end of year	76	$3,653,658

*	Some contracts represent a notional amount of $1 million.

BKT	Contracts*	Premiums Received

Outstanding call options written, beginning of year	58	$2,182,977
Options written	12	547,925
Options expired	(30)	(990,000)
Options closed	—	—

Outstanding call options written, end of year	40	$1,740,902

*	Some contracts represent a notional amount of $1 million.

BKT	Contracts*	Premiums Received

Outstanding put options written, beginning of year	58	$2,182,982
Options written	12	547,925
Options expired	(30)	(990,000)
Options closed	—	—

Outstanding put options written, end of year	40	$1,740,907

*	Some contracts represent a notional amount of $1 million.

BHD	Contracts*	Premiums Received

Outstanding call options written, beginning of year	—	—
Options written	8	$77,409
Options expired	—	—
Options closed	—	—

Outstanding call options written, end of year	8	$77,409

*	Some contracts represent a notional amount of $1 million.

BHD	Contracts*	Premiums Received

Outstanding put options written, beginning of year	—	—
Options written	8	$83,174
Options expired	—	—
Options closed	—	—

Outstanding put options written, end of year	8	$83,174

*	Some contracts represent a notional amount of $1 million.

5. Commitments:

Certain Trusts may invest in floating rate loans. In connection with these investments, the Trust may also enter into unfunded corporate loans (“commitments”). These commitments may obligate the Trust to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of August 31, 2009, there were no commitments outstanding.

6. Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may default. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts’ exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities.

7. Capital Share Transactions:

There are 200 million of $0.01 par value shares authorized for BNA and BKT. There are an unlimited number of $0.001 par value shares authorized for BHK, BHY and BHD. There are an unlimited number of no par value shares authorized for HIS. There are 200 million of $0.10 par value shares authorized for HYV and HYT.

Shares issued and outstanding for the year ended August 31, 2009 increased by the following amounts as a result of dividend reinvestments:

BHK	4,253
BHY	8,666
BNA	6,677

Shares remained constant for all other Trusts for the periods ended August 31, 2009 and August 31, 2008 (period November 1, 2007 to August 31, 2008 for BHK, BHY, BNA, BKT and BHD and period January 1, 2008 to August 31, 2008 for HIS) and the year ended October 31, 2007 for BHK, BNA, BKT and BHD and the year ended December 31, 2007 for HIS.

8. Borrowings:

On May 16, 2008, HYV, HYT, HIS and BHY renewed their revolving credit and security Agreements (“Citicorp Agreement”) pursuant to a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”), as Agent, certain secondary backstop lenders and certain asset securitization conduits, as lenders (the “Lenders”). The agreement was renewed for one year and at the time of renewal had maximum limits as follows:

Maximum Limit

HYV	$212,000,000
HYT	$227,000,000
HIS	$80,000,000
BHY	$32,000,000

Under the Citicorp Agreement, the conduits funded advances to each Trust through the issuance of highly rated commercial paper. Each Trust had

ANNUAL REPORT	AUGUST 31, 2009	101

Notes to Financial Statements (continued)

granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on each Trust’s borrowings was based on the interest rate carried by the commercial paper plus a program fee. In addition, each Trust paid a liquidity fee to the secondary backstop lenders and the agent. Under the Citicorp Agreement, the Trusts were subject to certain conditions and covenants, which included among other things limitations on asset declines over prescribed time periods. As a result of the decline in net assets attributable to market conditions, certain terms of the facility were renegotiated effective December 5, 2008, which included waivers of certain financial covenants by the Lenders, an increase in program and liquidity fees under the facility and a reduction of the maximum limits.

On March 5, 2009, HYV, HYT, HIS and BHY terminated their revolving credit agreement with Citicorp and entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The SSB Agreement has the same maximum limits as the renegotiated limits under the Citigroup Agreement and are as follows:

Maximum Limit

HYV	$127,000,000
HYT	$135,000,000
HIS	$41,000,000
BHY	$16,000,000

The Trusts have granted a security interest in substantially all of its assets to SSB.

Advances are made by SSB to the Trusts, at the Trusts’ option (a) the higher of 1.0% above the Fed Effective Rate or 1.0% above the Overnight LIBOR Rate and (b) 1.0% above 7-day, 30-day, or 60-day LIBOR Rate. In addition, the Trusts pay a facility fee and a commitment fee based upon SSB’s total commitment to the Trusts. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Trusts as of August 31, 2009 are shown in the Statements of Assets and Liabilities as loan payable.

The Trusts may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

On August 28, 2009, BHK, BNA and BKT borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the U.S. Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). Each Trust posted as collateral already held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are included in loans payable on the Statements of Assets and Liabilities.

The following is a summary of outstanding TALF loans and related information as of August 31, 2009:

	Number of Loans	Aggregate Amount of Loans	Maturity Date(s)	Interest Rates	Value of Eligible Securities

BHK	1	$11,850,234	8/28/14	3.87%	$13,982,577
BNA	1	$11,850,234	8/28/14	3.87%	$13,982,577
BKT	1	$11,814,907	8/28/14	3.87%	$13,881,696

The non-recourse provision of the TALF loans allows the Trusts to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Trusts can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. Each Trust paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by each Trust and is reflected in borrowing costs in the Statements of Operations. Each Trust also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is reflected as interest expense in the Statements of Operations.

Since the Trusts have the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Trusts associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Trust.

The Trusts have elected to account for the outstanding TALF loans at fair value. The Trusts elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. In fair valuing TALF loans, the Trusts consider various factors such as observable market transactions, if available, changes in the value of Eligible Securities, interest rate movements, and the potential likelihood and timing of loan repayments. Any change in unrealized gain or loss associated with fair valuing TALF loans will be reflected in the Statements of Operations. As of August 31, 2009, the fair value of each Trust’s TALF loan obligation was determined to be equal to its face value and as a result there were no unrealized gains or losses recorded by the Trusts.

For the year ended August 31, 2009, the daily weighted average interest rates for funds with reverse repurchase agreements, treasury rolls and TALF loan were as follows:

Daily Weighted Average Interest Rate

BHK	0.92%
BNA	0.63%
BKT	1.35%

102	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

For the year ended August 31, 2009, the daily weighted average interest rates for funds with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate

HYV	2.86%
HYT	2.87%
HIS	2.45%
BHY	2.74%

For the year ended August 31, 2009, the daily weighted average interest rates for funds with reverse repurchase agreements were as follows:

Daily Weighted Average Interest Rate

BHD	0.74%

9. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2009 attributable to accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, securities in default, the expiration of capital loss carryforwards, the classification of investments and other differences between financial reporting and tax accounting were reclassified to the following accounts:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Paid-in capital	—	—	—	$(55,878,284)	$(15,159,280)	—	—	—
Undistributed (distributions in excess of) net investment income	$6,012,049	$429,631	$486,249	$118,043	$21,312	$8,018,317	$(371,146)	$(21,444)
Accumulated net realized loss	$(6,012,049)	$(429,631)	$(486,249)	$55,760,241	$15,137,968	$(8,018,317)	$371,146	$21,444

The tax character of distributions paid during the periods ended August 31, 2009 and 2008 and October 31, 2007 (December 31, 2007 for High Income) was as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Ordinary income
8/31/2009	$20,703,556	$39,697,493	$42,020,500	$11,459,895	$3,522,285	$21,085,255	$18,415,450	$6,204,335
8/31/2008	16,387,174	39,960,291	42,767,302	6,958,699	3,273,618	17,707,143	15,793,806	5,434,969
12/31/2007	—	—	—	12,923,299	—	—	—	—
10/31/2007	11,064,934	—	—	—	3,927,807	20,862,233	18,808,452	6,521,963
Long-term capital gains
8/31/2009	—	—	—	—	—	—	—	—
8/31/2008	—	222,633	—	—	—	—	—	—
Tax return of capital
8/31/2009	—	—	—	—	118,809	—	—	—
8/31/2008	499,560	—	—	—	—	—	—	—
10/31/2007	5,227,386	—	—	—	—	1,874,570	4,978,175	—

Total distributions
8/31/2009	$20,703,556	$39,697,493	$42,020,500	$11,459,895	$3,641,094	$21,085,255	$18,415,450	$6,204,335

8/31/2008	$16,886,734	$40,182,924	$42,767,302	$6,958,699	$3,273,618	$17,707,143	$15,793,806	$5,434,969

12/31/2007	—	—	—	$12,923,299	—	—	—	—

10/31/2007	$16,292,320	—	—	—	$3,927,807	$22,736,803	$23,786,627	$6,521,963

As of August 31, 2009, the tax components of accumulated net losses were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Undistributed ordinary income	$8,964,070	$1,610,351	$2,596,683	$959,496	—	$9,342,828	$5,956,303	$504,246
Capital loss carryforwards	(29,711,867)	(38,182,223)	(44,797,207)	(154,396,368)	$(21,041,293)	(26,898,132)	(28,688,966)	(3,413,161)
Net unrealized losses*	(18,399,942)	(113,203,410)	(121,406,428)	(32,996,655)	(13,763,452)	(22,890,293)	(1,064,809)	(9,960,252)

Total accumulated net losses	$(39,147,739)	$(149,775,282)	$(163,606,952)	$(186,433,527)	$(34,804,745)	$(40,445,597)	$(23,797,472)	$(12,869,167)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments, the deferral of compensation to Trustees and other book/tax differences.

ANNUAL REPORT	AUGUST 31, 2009	103

Notes to Financial Statements (concluded)

As of August 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

2010	—	—	—	$102,576,339	$8,468,860	—	—	—
2011	—	—	—	28,467,396	4,771,417	—	—	—
2012	—	—	—	2,339,279	316,410	—	—	—
2014	$4,880,373	—	$2,291,195	7,043,976	2,060,533	$2,451,626	—	$447,113
2015	—	—	564,489	—	2,467,772	2,342,921	$8,384,779	—
2016	17,415,494	$950,802	1,125,717	10,829,322	2,039,760	14,734,497	20,304,187	2,036,040
2017	7,416,000	37,231,421	40,815,806	3,140,056	916,541	7,369,088	—	930,008

Total	$29,711,867	$38,182,223	$44,797,207	$154,396,368	$21,041,293	$26,898,132	$28,688,966	$3,413,161

10. Subsequent Events:

The Trusts paid a net investment income dividend on September 30, 2009 to shareholders of record on September 15, 2009 in the following amounts:

BHK	$0.0620
HYV	$0.0875
HYT	$0.0875
HIS	$0.0132
BHY	$0.0435
BNA	$0.0510
BKT	$0.0240
BHD	$0.0695

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through October 30, 2009, the date the financial statements were issued.

104	ANNUAL REPORT	AUGUST 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of:
BlackRock Core Bond Trust
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock High Income Shares
BlackRock High Yield Trust
BlackRock Income Opportunity Trust, Inc.
BlackRock Income Trust, Inc.
BlackRock Strategic Bond Trust (Collectively the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Trust, BlackRock High Yield Trust and BlackRock Income Opportunity Trust, Inc., including the schedules of investments, as of August 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period November 1, 2007 to August 31, 2008, and for the year ended October 31, 2007, and the financial highlights for the year ended August 31, 2009, for the period November 1, 2007 to August 31, 2008, and for each of the four years in the period ended October 31, 2007. We have also audited the accompanying statements of assets and liabilities of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc., including the schedules of investments, as of August 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities of BlackRock High Income Shares, including the schedule of investments, as of August 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period January 1, 2008 to August 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year ended August 31, 2009, for the period January 1, 2008 to August 31, 2008, and for each of the three years in the period ended December 31, 2007. We have also audited the accompanying statements of assets and liabilities of BlackRock Income Trust, Inc. and BlackRock Strategic Bond Trust, including the schedules of investments, as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period November 1, 2007 to August 31, 2008, and for the year ended October 31, 2007, and the financial highlights for the year ended August 31, 2009, for the period November 1, 2007 to August 31, 2008, and for each of the four years in the period ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of BlackRock High Income Shares for the year ended December 31, 2004 were audited by other auditors whose report, dated February 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of August 31, 2009, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Trust, BlackRock High Yield Trust and BlackRock Income Opportunity Trust, Inc., the results of their operations and their cash flows for the year then ended, the changes in their net assets for the year then ended, for the period November 1, 2007 to August 31, 2008, and for the year ended October 31, 2007, and the financial highlights for the year ended August 31, 2009, for the period November 1, 2007 to August 31, 2008, and for each of the four years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc., the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income Shares, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, for the period January 1, 2008 to August 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the year ended August 31, 2009, for the period January 1, 2008 to August 31, 2008, and for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Income Trust, Inc. and BlackRock Strategic Bond Trust, the results of their operations for the year then ended, the changes in their net assets for the year then ended, for the period November 1, 2007 to August 31, 2008, and for the year ended October 31, 2007, and the financial highlights for the year ended August 31, 2009, for the period November 1, 2007 to August 31, 2008, and for each of the four years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 30, 2009

ANNUAL REPORT	AUGUST 31, 2009	105

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trusts for the taxable year ended August 31, 2009.

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Federal Obligation Interest[1]	2.88%	—	—	—	—	1.69%	4.41%	—
Interest-Related Dividends for Non-U.S. Residents[2]
September 2008	60.34%	82.41%	89.88%	86.72%	75.40%	89.07%	78.67%	80.73%
October 2008	84.11%	86.77%	91.71%	89.33%	75.40%	95.53%	78.67%	78.79%
November 2008	98.31%	92.15%	100.00%	97.47%	75.40%	98.41%	78.67%	78.79%
December 2008	98.31%	92.15%	100.00%	97.47%	75.40%	98.41%	78.67%	78.79%
January 2009	98.31%	92.15%	100.00%	97.47%	75.40%	98.41%	87.02%	78.79%
February 2009	53.96%	83.13%	79.72%	76.61%	100.00%	50.09%	100.00%	88.99%
March 2009	53.96%	83.13%	79.72%	76.61%	100.00%	50.09%	100.00%	88.99%
April 2009	53.96%	83.13%	79.72%	76.61%	100.00%	50.09%	100.00%	88.99%
May 2009	53.96%	83.13%	79.72%	76.61%	100.00%	50.09%	100.00%	88.99%
June 2009	53.96%	83.13%	79.72%	76.61%	100.00%	50.09%	100.00%	88.99%
July 2009	53.96%	83.13%	79.72%	76.61%	100.00%	50.09%	100.00%	88.99%
August 2009	53.96%	83.13%	79.72%	76.61%	100.00%	50.09%	100.00%	88.99%

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

106	ANNUAL REPORT	AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or the Board of Trustees, as the case may be (each, a “Board,” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust (“BNA”), BlackRock Income Trust Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD, and together with BHK, HYV, HYT, HIS, BHY, BNA and BKT, each a “Trust,” and, collectively, the “Trusts”) met on April 14, 2009 and May 28 – 29, 2009 to consider the approval of its respective Trust’s investment advisory agreement (each an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each a “Sub-Advisory Agreement”) between its respective Trust, the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), as applicable. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with respect to its respective Trust.

Activities and Composition of the Boards

Each Board consists of twelve individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members of each Trust are responsible for the oversight of the operations of such Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, each Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to its respective Trust by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their committees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any outperformance or underperformance against its peers; (b) fees, including advisory fees, administration fees with respect to BHY, BNA and BKT, and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center and fund accounting; (c) the Trusts’ operating expenses; (d) the resources devoted to and compliance reports relating to the Trusts’ investment objective, policies and restrictions; (e) the Trusts’ compliance with their Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements. Each Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses, and the investment performance of each Trust as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Trust to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

ANNUAL REPORT	AUGUST 31, 2009	107

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 28 – 29, 2009, each Trust’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and such Trust and the Sub-Advisory Agreement between such Trust, the Manager and the Sub-Advisor, as applicable, each for a one-year term ending June 30, 2010. The Boards considered all factors they believed relevant with respect to the Trusts, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Trusts; (d) economies of scale; and (e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Trust’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with such Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including its Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Trust. Throughout the year, each Board compared its respective Trust’s performance to the performance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its respective Trust’s portfolio management team discussing such Trust’s performance and such Trust’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respective Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed a general description of BlackRock’s compensation structure with respect to its respective Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respective Trust. BlackRock and its affiliates and significant shareholders provide the Trusts with certain administrative and other services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In addition to investment advisory services, BlackRock and its affiliates provide the Trusts with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including its Independent Board Members, also reviewed and considered the performance history of its respective Trust. In preparation for the April 14, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of its respective Trust as compared to a representative group of similar funds as determined by Lipper and to all funds in such Trusts applicable Lipper category. Each Board was provided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Trust throughout the year.

The Board of each of BHK, BHY, BNA and BKT noted that, in general, BHK, BHY, BNA and BKT performed better than their respective Peers in that the performance of each of BHK, BHY, BNA and BKT was at or above the median of their respective Lipper performance universe in each of the one-, three-and five-year periods reported.

The Board of each of HYV and HIS noted that, in general, HYV and HIS performed better than their respective Peers in that the performance of each of HYV and HIS was at or above the median of their respective Lipper performance universe in two of the one-, three- and five-year periods reported.

108	ANNUAL REPORT	AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of HYT noted that HYT performed below the median of its Lipper performance universe in the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the HYT’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, exposure to senior bank loans negatively impacted returns. Additionally, HYT’s underweight to BB-rated credits and overweight to CCC-rated credits subtracted from returns as higher quality below investment-grade bonds strongly outperformed their lower quality counterparts.

The Board of BHD noted that BHD performed below the median of its Lipper performance universe in the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for BHD’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the predominantly high yield strategy of BHD detracted from BHD’s performance relative to its Peers.

For HYT and BHD, the Board of each respective Trust and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve each such Trust’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including its Independent Board Members, reviewed its respective Trust’s contractual advisory fee rates compared with the other funds in its respective Lipper category. Each Board also compared its respective Trust’s total expenses, as well as actual management fees, to those of other comparable funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Trusts. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Trusts and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BHK, HYV, HYT, HIS, BKT and BHD noted that its respective Trust paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by such Trust’s Peers.

The Board of BHY noted that, although BHY paid contractual management fees higher than the median of its Peers, its total expenses, including investment-related expenses (e.g., interest expense related to such Trust’s use of leverage) and taxes, were lower than the median of its Peers.

The Board of BNA noted that, although BNA paid contractual management fees higher than the median of its Peers, its actual management fees were lower than or equal to the median of its Peers.

D. Economies of Scale: Each Board, including its Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its respective Trust increase and whether there should be changes in the advisory fee rate or structure in order to enable such Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such Trust. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

ANNUAL REPORT	AUGUST 31, 2009	109

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently, consistent with its own investment objectives. Information provided by Lipper revealed that only one closed-end fund complex used a complex level breakpoint structure. The Board noted that only one closed-end fund in the Fund Complex, HIS, has breakpoints in its fee structure.

E. Other Factors: The Boards also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from their relationship with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Trusts, including for administrative and distribution services. The Boards also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respective Trust and the Manager for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between such Trust, the Manager and Sub-Advisor, where applicable, for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Trust and its shareholders. In arriving at a decision to approve the Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflects the results of several years of review by such Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

110	ANNUAL REPORT	AUGUST 31, 2009

Dividend Reinvestment Plans

For BHK, HIS, BHY, BNA, BKT and BHD

Pursuant to each Trust’s respective Dividend Reinvestment Plan (the “Plan”), common shareholders of HIS, BNA and BKT may elect, while shareholders of BHK, BHY and BHD are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, Rl 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	AUGUST 31, 2009	111

Automatic Dividend Reinvestment Plans

For HYV and HYT

How the Plan Works — The Trusts offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by the Trusts are automatically reinvested in additional shares of Common Stock of the Trusts. The Plan is administered on behalf of the shareholders by Computer-share Trust Company, N.A. (the “Plan Agent”). Under the Plan, whenever the Trust declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Trust. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Trust’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Trust’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Trust. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Trust’s shares is above the net asset value, participants in the Plan will receive shares of the Trust for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Trust does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Trusts. However, brokerage commissions may be incurred when the Trusts purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Trusts. If, when the Trusts’ shares are trading at a market premium, the Trusts issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Trusts’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, Rl 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

112	ANNUAL REPORT	AUGUST 31, 2009

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				104 RICs consisting of 101 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005.

				104 RICs consisting of 101 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				104 RICs consisting of 101 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Trustee and Member of the Audit Committee	Since 1988	Consultant/Investor since 1988.	104 RICs consisting of 101 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Trustee and Member of the Audit Committee	Since 1988

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				104 RICs consisting of 101 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.

				104 RICs consisting of 101 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	104 RICs consisting of 101 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	104 RICs consisting of 101 Portfolios	BlackRock Kelso Capital Corp.

ANNUAL REPORT	AUGUST 31, 2009	113

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				104 RICs consisting of 101 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				104 RICs consisting of 101 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

114	ANNUAL REPORT	AUGUST 31, 2009

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				173 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				173 RICs consisting of 283 Portfolios	None

[1]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	AUGUST 31, 2009	115

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Trusts serve at the pleasure of the Board of Trustees.

Investment Advisor
BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc. New York, NY 10022

Custodian
State Street Bank and Trust Company Boston, MA 02101

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Princeton, NJ 08540

Transfer Agent
Common Stock:
Computershare Trust Company, N.A. Providence, RI 02940

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Accounting Agent
State Street Bank and Trust Company Princeton, NJ 08540

Address of the Trusts
BlackRock Closed-End Funds c/o BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Trusts retired. The Trusts’ Board of Trustees wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Trusts, and Brendan Kyne became Vice President of the Trusts.

116	ANNUAL REPORT	AUGUST 31, 2009

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on August 26, 2009 for shareholders of record on June 29, 2009 to elect trustee nominees of each Trust:

Approved the Class II Trustees as follows:

	Richard S. Davis		Frank J. Fabozzi		James T. Flynn

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BHK	22,195,528	552,106	22,195,528	552,106	22,244,434	503,200
HIS	41,705,788	1,509,216	41,704,788	1,510,216	41,590,728	1,624,276
BHY	5,676,458	276,519	5,676,458	276,519	5,672,458	280,519
BNA	28,398,104	608,736	28,398,104	608,736	28,427,034	579,806
BKT	53,113,775	1,308,158	53,113,775	1,308,158	53,135,649	1,286,284
BHD	6,195,637	146,314	6,195,637	146,314	6,173,978	167,973

	Karen P. Robards

	Votes For	Votes Withheld

BHK	22,228,617	519,017
HIS	41,551,907	1,663,097
BHY	5,672,963	280,014
BNA	28,358,227	648,613
BKT	53,117,231	1,304,702
BHD	6,167,567	174,384

Approved the Trustees as follows:

	G. Nicholas Beckwith, III		Richard E. Cavanagh		Richard S. Davis

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

HYV	25,328,359	755,340	25,348,193	735,506	25,345,439	738,260
HYT	26,744,185	681,207	26,758,122	667,270	26,784,121	641,271

	Kent Dixon		Frank J. Fabozzi		Kathleen F. Feldstein

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

HYV	25,351,551	732,148	25,372,849	710,850	25,291,049	792,650
HYT	26,741,486	683,906	26,778,458	646,934	26,713,431	711,961

	James T. Flynn		Henry Gabbay		Jerrold B. Harris

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

HYV	25,343,630	740,069	25,352,505	731,194	25,335,921	747,778
HYT	26,697,595	727,797	26,786,644	638,748	26,766,561	658,831

	R. Glenn Hubbard		W. Carl Kester		Karen P. Robards

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

HYV	25,339,920	743,779	25,342,260	741,439	25,299,995	783,704
HYT	26,729,164	696,228	26,747,194	678,198	26,742,744	682,648

Fund Certification

Certain Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	AUGUST 31, 2009	117

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as disclosed below, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BHK, HYV, HYT, HIS, BHY, BNA and BHD are managed by a team of financial professionals. The portfolio managers are primarily responsible for the day-to-day management of the Trusts’ portfolio. Effective May 8, 2009, James Keenan, CFA, Mitchell S. Garfin, CFA and Derek Schoenhofen are the portfolio managers for HYV, HYT, HIS and BNY. Curtis Arledge, James Keenan and Matthew Marra are the portfolio managers for BHK and BNA. Jeffrey Cucunato, James Keenan and Derek Schoenhofen are the portfolio managers for BHD.

Mr. Arledge is Managing Director of BlackRock, Inc. since 2008 and Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.

Mr. Cucunato is Managing Director of BlackRock, Inc. since 2005 and Director thereof from 2001 to 2005.

Mr. Garfin is Managing Director of BlackRock, Inc. since 2009; Director thereof from 2005 to 2009 and Vice President from 2001 to 2005.

Mr. Keenan is Managing Director of BlackRock, Inc. since 2008 and Director thereof from 2004 to 2008; Head of the Leveraged Finance Portfolio team; and senior high yield trader at Columbia Management Group from 2003 to 2004.

Mr. Marra is Managing Director of BlackRock, Inc. since 2006 and Director thereof from 2002 to 2006.

Mr. Schoenhofen is Director of BlackRock, Inc. since 2006 and Vice President thereof from 2000 to 2006.

118	ANNUAL REPORT	AUGUST 31, 2009

Additional Information (concluded)

Section 19 Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trusts will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BHK	$0.766207	—	—	$0.766207	100%	0%	0%	100%
HYV	$1.204996	—	—	$1.204996	100%	0%	0%	100%
HYT	$1.190840	—	—	$1.190840	100%	0%	0%	100%
HIS	$0.209808	—	—	$0.209808	100%	0%	0%	100%
BHY	$0.529767	—	$0.037233	$0.567000	93%	0%	7%	100%
BNA	$0.612000	—	—	$0.612000	100%	0%	0%	100%
BKT	$0.288000	—	—	$0.288000	100%	0%	0%	100%
BHD	$0.879000	—	—	$0.879000	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2009	119

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

#CEF-1-8-08/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Income Trust, Inc.	$58,300	$55,300	$0	$0	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Income Trust, Inc.	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2009.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Akiva Dickstein, Managing Director at BlackRock and Eric Pellicciaro, Managing Director at BlackRock. Messrs. Dickstein and Pellicciaro are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Dickstein and Pellicciaro have been members of the Fund’s management team since 2008 and 2009, respectively.

Portfolio Manager	Biography

Akiva Dickstein	Managing Director of BlackRock, Inc. since 2009; Managing Director of Merrill Lynch from 2003 to 2009 and head of the U.S. Rates & Structured Credit Research Group.

Eric Pellicciaro	Managing Director of BlackRock, Inc. since 2005 and head of the US Rates Investment Team within BlackRock’s Fixed Income Portfolio Management Group; Director of BlackRock, Inc. from 2002 to 2004.

(a)(2)	As of August 31, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Akiva Dickstein	1	20	29	0	0	3
	$115.8 Million	$3.42 Billion	$12.9 Billion	$0	$0	$941.6 Million
Eric Pellicciaro	5	1	0	0	1	0
	$3.08 Billion	$175.3 Million	$0	$0	$175.3 Million	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Dickstein and Pellicciaro each currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of August 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Citigroup Mortgage Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Pellicciaro has received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Dickstein and Pellicciaro have each participated in the deferred compensation program.

          Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Pellicciaro has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned

Akiva Dickstein	None
Eric Pellicciaro	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Trust, Inc.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Income Trust, Inc.

Date: October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: October 22, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Income Trust, Inc.

Date: October 22, 2009